                                                                   EXHIBIT 10.22

================================================================================

                                CREDIT AGREEMENT

                           DATED AS OF MARCH 22, 2005

                                  BY AND AMONG

                          ATLANTIS PLASTIC FILMS, INC.
                         ATLANTIS MOLDED PLASTICS, INC.
                              ATLANTIS FILMS, INC.
                              RIGAL PLASTICS, INC.
                    ATLANTIS PLASTICS INJECTION MOLDING, INC.
                              PIERCE PLASTICS, INC.

                                       AND

                             EXTRUSION MASTERS, INC.

                                  AS BORROWERS

                                       AND

                       THE OTHER PERSONS PARTY HERETO THAT
                        ARE DESIGNATED AS CREDIT PARTIES

                                       AND

                      MERRILL LYNCH CAPITAL, A DIVISION OF
                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.
                     AS ADMINISTRATIVE AGENT, LEAD ARRANGER
                          SOLE BOOKRUNNER AND A LENDER

                                       AND

                      GENERAL ELECTRIC CAPITAL CORPORATION
                        AS SYNDICATION AGENT AND A LENDER

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO
                                   AS LENDERS

================================================================================

                                TABLE OF CONTENTS

                                                                                                                   PAGE
                                                                                                                   ----
SECTION 1 AMOUNTS AND TERMS OF LOANS.........................................................................       2

     Section 1.1   Loans.....................................................................................       2
     Section 1.2   Interest and Applicable Margins...........................................................       9
     Section 1.3   Fees......................................................................................      11
     Section 1.4   Payments..................................................................................      13
     Section 1.5   Prepayments...............................................................................      13
     Section 1.6   Maturity..................................................................................      15
     Section 1.7   Loan Accounts.............................................................................      15
     Section 1.8   Yield Protection; Illegality..............................................................      16
     Section 1.9   Taxes.....................................................................................      17
     Section 1.10  Borrower Representative...................................................................      18

SECTION 2 AFFIRMATIVE COVENANTS..............................................................................      18

     Section 2.1   Compliance With Laws and Contractual Obligations..........................................      19
     Section 2.2   Maintenance of Properties; Insurance......................................................      19
     Section 2.3   Inspection; Lender Meeting................................................................      20
     Section 2.4   Organizational Existence..................................................................      20
     Section 2.5   Environmental Matters.....................................................................      20
     Section 2.6   Landlords' Agreements, Mortgagee Agreements, Bailee Letters and Real Estate Purchases.....      21
     Section 2.7   Further Assurances........................................................................      22
     Section 2.8   Payment of Taxes..........................................................................      22
     Section 2.9   Interest Rate Agreements..................................................................      23

SECTION 3 NEGATIVE COVENANTS.................................................................................      23

     Section 3.1   Indebtedness..............................................................................      23
     Section 3.2   Liens and Related Matters.................................................................      23
     Section 3.3   Investments...............................................................................      24
     Section 3.4   Contingent Obligations....................................................................      25
     Section 3.5   Restricted Payments.......................................................................      25
     Section 3.6   Restriction on Fundamental Changes........................................................      26
     Section 3.7   Disposal of Assets or Subsidiary Stock....................................................      27
     Section 3.8   Transactions with Affiliates..............................................................      27
     Section 3.9   Conduct of Business.......................................................................      28
     Section 3.10  Fiscal Year...............................................................................      28
     Section 3.11  Press Release; Public Offering Materials..................................................      28
     Section 3.12  Subsidiaries..............................................................................      28
     Section 3.13  Bank Accounts.............................................................................      28
     Section 3.14  Hazardous Materials.......................................................................      29
     Section 3.15  ERISA.....................................................................................      29

     Section 3.16  Sale-Leasebacks...........................................................................      29
     Section 3.17  Changes to Material Contracts.............................................................      29
     Section 3.18  Prepayments of Other Indebtedness.........................................................      29
     Section 3.19  Changes Related to Indebtedness...........................................................      30

SECTION 4 FINANCIAL COVENANTS/REPORTING......................................................................      30

     Section 4.1   Lease Limits..............................................................................      30
     Section 4.2   Minimum EBITDA............................................................................      30
     Section 4.3   Minimum Fixed Charge Coverage Ratio.......................................................      31
     Section 4.4   Maximum Leverage Ratio....................................................................      31
     Section 4.5   Financial Statements and Other Reports....................................................      32
     Section 4.6   Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement........      35

SECTION 5 REPRESENTATIONS AND WARRANTIES.....................................................................      36

     Section 5.1   Disclosure................................................................................      36
     Section 5.2   No Material Adverse Effect................................................................      36
     Section 5.3   No Conflict...............................................................................      36
     Section 5.4   Organization, Powers, Capitalization and Good Standing....................................      36
     Section 5.5   Financial Statements and Projections......................................................      37
     Section 5.6   Intellectual Property.....................................................................      38
     Section 5.7   Investigations, Audits, Etc. .............................................................      38
     Section 5.8   Employee Matters..........................................................................      38
     Section 5.9   Solvency..................................................................................      39
     Section 5.10  Litigation; Adverse Facts.................................................................      39
     Section 5.11  Use of Proceeds; Margin Regulations.......................................................      39
     Section 5.12  Ownership of Property; Liens..............................................................      39
     Section 5.13  Environmental Matters.....................................................................      40
     Section 5.14  ERISA.....................................................................................      41
     Section 5.15  Brokers...................................................................................      42
     Section 5.16  Deposit and Disbursement Accounts.........................................................      42
     Section 5.17  Agreements and Other Documents............................................................      42
     Section 5.18  Insurance.................................................................................      43
     Section 5.19  Taxes and Tax Returns.....................................................................      43
     Section 5.20  Compliance with Laws......................................................................      43

SECTION 6 DEFAULT, RIGHTS AND REMEDIES.......................................................................      44

     Section 6.1   Event of Default..........................................................................      44
     Section 6.2   Suspension or Termination of Commitments..................................................      46
     Section 6.3   Acceleration and other Remedies...........................................................      47
     Section 6.4   Performance by Agent......................................................................      47
     Section 6.5   Application of Proceeds...................................................................      48

SECTION 7 CONDITIONS TO LOANS................................................................................      48

     Section 7.1   Conditions to Initial Loans...............................................................      48
     Section 7.2   Conditions to All Loans...................................................................      49

SECTION 8 ASSIGNMENT AND PARTICIPATION.......................................................................      50

     Section 8.1   Assignment and Participations.............................................................      50
     Section 8.2   Agent.....................................................................................      53
     Section 8.3   Set Off and Sharing of Payments...........................................................      58
     Section 8.4   Disbursement of Funds.....................................................................      58
     Section 8.5   Disbursements of Advances; Payment........................................................      59

SECTION 9 MISCELLANEOUS......................................................................................      61

     Section 9.1   Indemnities...............................................................................      61
     Section 9.2   Amendments and Waivers....................................................................      62
     Section 9.3   Notices...................................................................................      63
     Section 9.4   Failure or Indulgence Not Waiver; Remedies Cumulative.....................................      64
     Section 9.5   Marshaling; Payments Set Aside............................................................      64
     Section 9.6   Severability..............................................................................      65
     Section 9.7   Lenders' Obligations Several; Independent Nature of Lenders' Rights.......................      65
     Section 9.8   Headings..................................................................................      65
     Section 9.9   Applicable Law............................................................................      65
     Section 9.10  Successors and Assigns....................................................................      65
     Section 9.11  No Fiduciary Relationship; Limited Liability..............................................      65
     Section 9.12  Construction..............................................................................      66
     Section 9.13  Confidentiality...........................................................................      66
     Section 9.14  CONSENT TO JURISDICTION...................................................................      67
     Section 9.15  WAIVER OF JURY TRIAL......................................................................      67
     Section 9.16  Survival of Warranties and Certain Agreements.............................................      68
     Section 9.17  Entire Agreement..........................................................................      68
     Section 9.18  Counterparts; Effectiveness...............................................................      68
     Section 9.19  Replacement of Lenders....................................................................      68
     Section 9.20  Delivery of Termination Statements and Mortgage Releases..................................      70
     Section 9.21  Subordination of Intercompany Indebtedness................................................      70

SECTION 10 JOINT AND SEVERAL LIABILITY.......................................................................      71

     Section 10.1  Joint and Several Liability...............................................................      71
     Section 10.2  Waivers by Borrowers......................................................................      71
     Section 10.3  Benefit...................................................................................      71
     Section 10.4  Waiver of Subrogation, Etc. ..............................................................      72
     Section 10.5  Election of Remedies......................................................................      72
     Section 10.6  Limitation................................................................................      73
     Section 10.7  Contribution with Respect to Obligations..................................................      73
     Section 10.8  Liability Cumulative......................................................................      74

                               INDEX OF APPENDICES

Annexes

Annex A                 -      Definitions
Annex B                 -      Pro Rata Shares and Commitment Amounts
Annex C                 -      Closing Checklist
Annex D                 -      Pro Forma

Exhibits

Exhibit 1.1(a)          -      Term Notes
Exhibit 1.1(b)(i)       -      Revolving Note
Exhibit 1.1(b)(ii)      -      Notice of Borrowing
Exhibit 1.1(c)          -      Swing Line Note
Exhibit 1.1(d)                 Contents of Request for Letter of Credit Issuance
Exhibit 4.5(o)          -      Compliance and Excess Cash Flow Certificate
Exhibit 8.1             -      Assignment Agreement

Schedules

Schedule 3.2            -      Liens
Schedule 3.4            -      Contingent Obligations
Schedule 3.8            -      Affiliate Transactions
Schedule 3.9            -      Business Description
Schedule 5.4(a)         -      Jurisdictions of Organization and Qualifications
Schedule 5.4(b)         -      Capitalization
Schedule 5.6            -      Intellectual Property
Schedule 5.7            -      Investigations and Audits
Schedule 5.8            -      Employee Matters
Schedule 5.10           -      Litigation
Schedule 5.11                  Use of Proceeds
Schedule 5.12           -      Real Estate
Schedule 5.13           -      Environmental Matters
Schedule 5.14           -      ERISA
Schedule 5.16           -      Deposit and Disbursement Accounts
Schedule 5.17           -      Agreements and Other Documents
Schedule 5.18                  Insurance

                                CREDIT AGREEMENT

            This CREDIT AGREEMENT is dated as of March 22, 2005 and entered into by and among ATLANTIS PLASTIC FILMS, INC., a Delaware corporation ("Atlantis Plastic Films"), ATLANTIS MOLDED PLASTICS, INC., a Florida corporation ("Atlantis Molded Plastics"), ATLANTIS FILMS, INC., a Delaware corporation ("Atlantis Films"), RIGAL PLASTICS, INC., a Florida corporation ("Rigal Plastics"), ATLANTIS PLASTICS INJECTION MOLDING, INC., a Kentucky corporation ("Injection Molding"), PIERCE PLASTICS, INC., a Delaware corporation ("Pierce Plastics"), and EXTRUSION MASTERS, INC., an Indiana corporation ("Extrusion Masters" and together with Atlantis Plastic Films, Atlantis Molded Plastics, Atlantis Films, Rigal Plastics, Injection Molding and Pierce Plastics, collectively, the "Borrowers" and individually, a "Borrower"), the other persons designated as "Credit Parties" on the signature pages hereof, the financial institutions who are or hereafter become parties to this Agreement as Lenders, MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a Delaware corporation (in its individual capacity "ML Capital"), as Administrative Agent, Lead Arranger and Sole Bookrunner and GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent.

                                R E C I T A L S:

            WHEREAS, Borrowers desire that Lenders extend term credit facilities and a revolving credit facility to Borrowers (i) to fund the repayment of certain indebtedness of Borrowers, (ii) to fund a dividend to the shareholders of Holdings (as hereinafter defined), (iii) to fund a payment for the cancellation of options of Holdings held by officers of the Borrowers, the aggregate amount of which dividend and cancellation payment will not exceed $106,300,000 (the "Permitted Dividend/Option Cancellation") and (iv) to pay related fees and expenses, to provide working capital financing for Borrowers and their Subsidiaries and to provide funds for other general corporate purposes of Borrowers and their Subsidiaries (subject to the limitations set forth herein); and

            WHEREAS, Borrowers desire to secure all of their Obligations (as hereinafter defined) under the Loan Documents (as hereinafter defined) by granting to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon substantially all of their personal and real property; and

            WHEREAS, Atlantis Plastics, Inc., a Delaware corporation ("Holdings"), is willing to guaranty all of the Obligations, to secure all of the Obligations under the Loan Documents by granting to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon substantially all of its personal and real property, and to pledge to Agent, for the benefit of Agent and Lenders, all of the Stock of Borrowers to secure the Obligations; and

            WHEREAS, all capitalized terms herein shall have the meanings ascribed thereto in Annex A hereto which is incorporated herein by reference.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers, the other Credit Parties, Lenders and Agent agree as follows:

                                   SECTION 1
                           AMOUNTS AND TERMS OF LOANS

            Section 1.1 Loans.

            Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers and the other Credit Parties contained herein:

            (a) Term Loan. Each Term Lender agrees, severally and not jointly, to lend to Borrowers in one draw, on the Closing Date, its Pro Rata Share of a term loan (the "Term Loan") in an aggregate principal amount equal to $120,000,000.

            Borrowers shall repay the Term Loan through periodic payments on the dates and in the amounts indicated below ("Scheduled Installments").

  Term Loan

    Date                                        Scheduled Installment
------------------                              ---------------------
June 30, 2005                                     $    300,000
September 30, 2005                                $    300,000
December 31, 2005                                 $    300,000
March 31, 2006                                    $    300,000
June 30, 2006                                     $    300,000
September 30, 2006                                $    300,000
December 31, 2006                                 $    300,000
March 31, 2007                                    $    300,000
June 30, 2007                                     $    300,000
September 30, 2007                                $    300,000
December 31, 2007                                 $    300,000
March 31, 2008                                    $    300,000
June 30, 2008                                     $    300,000
September 30, 2008                                $    300,000
December 31, 2008                                 $    300,000
March 31, 2009                                    $    300,000
June 30, 2009                                     $    300,000
September 30, 2009                                $    300,000
December 31, 2009                                 $    300,000
March 31, 2010                                    $    300,000
June 30, 2010                                     $    300,000
September 30, 2010                                $    300,000
December 31, 2010                                 $    300,000

    Date                                        Scheduled Installment
------------------                              ---------------------
March 31, 2011                                    $    300,000
June 30, 2011                                     $    300,000
September 22, 2011                                $112,500,000

            The final installment shall in all events equal the entire remaining principal balance of the Term Loan. Amounts borrowed under this Section 1.1(a) and repaid may not be reborrowed.

            The Term Loan shall be evidenced by promissory notes substantially in the form of Exhibit 1.1(a) (each a "Term Note" and, collectively, the "Term Notes"), and, except as provided in Section 1.7, the Borrowers shall jointly execute and deliver a Term Note to each applicable Term Lender in the aggregate principal amount of such Lender's respective Term Loan Commitment. Each Term Note shall represent the obligation of Borrowers to pay the amount of the applicable Term Lender's Term Loan, together with interest thereon.

            The aggregate principal amount of the Term Loan shall be the primary obligation of each Borrower.

            (b) Revolving Loans. Each Revolving Lender agrees, severally and not jointly, to make available to Borrowers from time to time until the Commitment Termination Date its Pro Rata Share of advances (each a "Revolving Credit Advance") requested by notice to Agent by Borrower Representative on behalf of the Borrowers hereunder. The Pro Rata Share of the Revolving Loan and Letter of Credit Obligations of any Revolving Lender (including, without duplication, Swing Line Loans) shall not at any time exceed its separate Revolving Loan Commitment. Revolving Credit Advances may be repaid and reborrowed; provided that the amount of Revolving Credit Advances to be made at any time shall not exceed the Borrowing Availability. Borrowing Availability may be further reduced by Reserves imposed by Agent in its reasonable credit judgment. All Revolving Loans shall be repaid in full on the Commitment Termination Date. Each Borrower shall execute and deliver to each Revolving Lender a note to evidence the Revolving Loan Commitment of that Revolving Lender. Each note shall be in the principal amount of the Revolving Loan Commitment of the applicable Revolving Lender, dated the Closing Date and substantially in the form of Exhibit 1.1(b)(i) (each a "Revolving Note" and, collectively, the "Revolving Notes"). Revolving Loans which are Index Rate Loans may be requested in any amount with one (1) Business Day prior written notice required for funding requests equal to or greater than $5,000,000. For funding requests for such Loans less than $5,000,000, written notice must be provided by noon (Chicago time) on the Business Day on which the Loan is to be made. All LIBOR Loans require three (3) Business Days prior written notice. Written notices for funding requests shall be in the form attached as Exhibit 1.1(b)(ii) ("Notice of Borrowing").

            (c)   Swing Line Facility.

                  (i) Agent shall notify the Swing Line Lender upon Agent's receipt of any Notice of Borrowing. Subject to the terms and conditions hereof, the Swing Line Lender may, in its discretion, make available from time to time until the Commitment Termination Date advances (each, a "Swing Line Advance") in accordance with any such notice. The provisions of this Section 1.1(c) shall not relieve Revolving Lenders of their obligations to make Revolving Credit Advances under Section 1.1(b); provided that if the Swing Line Lender makes a Swing Line Advance pursuant to any such notice, such Swing Line Advance shall be in lieu of any Revolving Credit Advance that otherwise may be made by Revolving Lenders pursuant to such notice. The aggregate amount of Swing Line Advances outstanding shall not exceed at any time the Swing Line Commitment. Until the Commitment Termination Date, Borrowers may from time to time borrow, repay and reborrow under this Section 1.1(c). Each Swing Line Advance shall be made pursuant to a Notice of Borrowing delivered by Borrower Representative on behalf of Borrowers to Agent in accordance with Section 1.1(b). Unless the Swing Line Lender has received at least one (1) Business Day's prior written notice from Requisite Revolving Lenders instructing it not to make a Swing Line Advance, the Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in
      Section 7.2 (except for any such failure resulting from the existence of an Event of Default under Section 6.1(f) or 6.1(g) hereof), be entitled to fund that Swing Line Advance, and to have each Revolving Lender make Revolving Credit Advances in accordance with Section 1.1(c)(iii) or purchase participating interests in accordance with Section 1.1(c)(iv); provided, that any borrowing of a Swing Line Advance shall constitute a representation by Borrowers that the conditions precedent set forth in
      Section 7.2 are satisfied and this Section 1.1(c) shall not constitute a waiver by Lenders of any rights against Borrowers with respect to any failure to satisfy a condition precedent set forth in Section 7.2. Notwithstanding any other provision of this Agreement or the other Loan Documents, the Swing Line Loan shall constitute an Index Rate Loan. Borrowers shall repay the aggregate outstanding principal amount of the Swing Line Loan upon demand therefor by Agent. The entire unpaid balance of the Swing Line Loan and all other noncontingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date if not sooner paid in full.

                  (ii) Borrowers shall execute and deliver to the Swing Line Lender a promissory note to evidence the Swing Line Commitment. Such note shall be in the principal amount of the Swing Line Commitment of the Swing Line Lender, dated the Closing Date and substantially in the form of
      Exhibit 1.1(c) (the "Swing Line Note"). The Swing Line Note shall represent the obligation of Borrowers to pay the amount of the Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Swing Line Advances made to Borrowers together with interest thereon as prescribed in
      Section 1.2.

                  (iii) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may on behalf of Borrowers (and each Borrower hereby irrevocably authorizes the Swing Line Lender to so act on its behalf) request each Revolving Lender (including the Swing Line Lender) to make a Revolving Credit Advance to Borrowers (which shall be an Index Rate Loan) in an amount equal to that Revolving Lender's Pro Rata Share of the principal amount of the Swing Line Loan (the "Refunded Swing Line Loan") outstanding on the Business Day next succeeding the date such notice is given. Unless any of the events described in Sections 6.1(f) and 6.1(g) has occurred (in which event the procedures of Section 1.1(c)(iv) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied, each Revolving Lender shall disburse directly to Agent, its Pro Rata Share of a Revolving Credit Advance on behalf of the Swing Line Lender, prior to noon (Chicago time), in immediately available funds on the Business Day next succeeding the date that notice is given. The proceeds of those Revolving Credit Advances shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan.

                  (iv) If, prior to refunding a Swing Line Loan with a Revolving Credit Advance pursuant to Section 1.1(c)(iii), one of the events described in Sections 6.1(f) or 6.1(g) has occurred, then, subject to the provisions of Section 1.1(c)(v) below, each Revolving Lender shall, on the date such Revolving Credit Advance was to have been made for the benefit of Borrowers, purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loan in an amount equal to its Pro Rata Share (determined with respect to Revolving Loans) of such Swing Line Loan. Upon request, each Revolving Lender shall promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation interest.

                  (v) Each Revolving Lender's obligation to make Revolving Credit Advances in accordance with Section 1.1(c)(iii) and to purchase participation interests in accordance with Section 1.1(c)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of any Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Swing Line Lender shall be entitled to recover, on demand, from each Revolving Lender the amounts required pursuant to Sections 1.1.(c)(iii) or 1.1(c)(iv), as the case may be. If any Revolving Lender does not make available such amounts to Agent or the Swing Line Lender, as applicable, the Swing Line Lender shall be entitled to recover, on demand, such amount on demand from such Revolving Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two (2) Business Days and at the Index Rate thereafter.

            (d) Letters of Credit. The Revolving Loan Commitment may, in addition to advances under the Revolving Loan, be utilized, upon the request of Borrower Representative on behalf of the applicable Borrower, for the issuance of Letters of Credit. Immediately upon the issuance by an L/C Issuer of a Letter of Credit, and without further action on the part of Agent or any of the Lenders, each Revolving Lender shall be deemed to have purchased from such L/C Issuer a participation in such Letter of Credit (or in its obligation under a risk participation agreement with respect thereto) equal to such Revolving Lender's Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit.

                  (i) Maximum Amount. The aggregate amount of Letter of Credit Obligations with respect to all Letters of Credit outstanding at any time shall not exceed $7,500,000 ("L/C Sublimit").

                  (ii) Reimbursement. Borrowers shall be irrevocably and unconditionally obligated forthwith without presentment, demand, protest or other formalities of any kind (including for purposes of Section 10), to reimburse any L/C Issuer on demand in immediately available funds for any amounts paid by such L/C Issuer with respect to a Letter of Credit, including all reimbursement payments, Fees, Charges, costs and expenses paid by such L/C Issuer. Borrowers hereby authorize and direct Agent, at Agent's option, to debit Borrowers' account (by increasing the outstanding principal balance of the Revolving Credit Advances) in the amount of any payment made by an L/C Issuer with respect to any Letter of Credit. All amounts paid by an L/C Issuer with respect to any Letter of Credit that are not repaid on the same day by Borrowers with the proceeds of a Revolving Credit Advance or otherwise shall bear interest at the interest rate applicable to Revolving Loans which are Index Rate Loans plus, if not repaid within two (2) Business Days of the payment by the L/C Issuer, at the election of Agent or Requisite Revolving Lenders, an additional two percent (2.00%) per annum. Each Revolving Lender agrees to fund its Pro Rata Share of any Revolving Loan made pursuant to this Section 1.1(d)(ii). In the event Agent elects not to debit Borrowers' account and Borrowers fail to reimburse the L/C Issuer in full on the date of any payment in respect of a Letter of Credit, Agent shall promptly notify each Revolving Lender of the amount of such unreimbursed payment and the accrued interest thereon and each Revolving Lender, on the next Business Day prior to 2:00 p.m. (Chicago time), shall deliver to Agent an amount equal to its Pro Rata Share thereof in same day funds. Each Revolving

      Lender hereby absolutely and unconditionally agrees to pay to the L/C Issuer upon demand by the L/C Issuer such Revolving Lender's Pro Rata Share of each payment made by the L/C Issuer in respect of a Letter of Credit and not immediately reimbursed by Borrowers or satisfied through a debit of Borrowers' account. Each Revolving Lender acknowledges and agrees that its obligations pursuant to this subsection in respect of Letters of Credit are absolute and unconditional and shall not be affected by any circumstance whatsoever, including setoff, counterclaim, the occurrence and continuance of a Default or an Event of Default or any failure by Borrowers to satisfy any of the conditions set forth in Section 7.2. If any Revolving Lender fails to make available to the L/C Issuer the amount of such Revolving Lender's Pro Rata Share of any payments made by the L/C Issuer in respect of a Letter of Credit as provided in this Section 1.1(d)(ii), the L/C Issuer shall be entitled to recover such amount on demand from such Revolving Lender together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two (2) Business Days and at the Index Rate thereafter.

                  (iii) Request for Letters of Credit. Borrower Representative shall give Agent at least three (3) Business Days prior written notice specifying the date a Letter of Credit is requested to be issued, the amount and the name and address of the beneficiary and a description of the transactions proposed to be supported thereby. Each request by Borrower Representative for the issuance of a Letter of Credit shall be in the form then designated by any L/C Issuer (which request shall set forth, at a minimum, the information set forth on Exhibit 1.1(d)). If Agent informs Borrower Representative that the L/C Issuer cannot issue the requested Letter of Credit directly, Borrower Representative may request that L/C Issuer arrange for the issuance of the requested Letter of Credit under a risk participation agreement with another financial institution reasonably acceptable to Agent, L/C Issuer and Borrower Representative. The issuance of any Letter of Credit under this Agreement shall be subject to the conditions that the Letter of Credit (i) supports a transaction entered into in the ordinary course of business of Borrowers and (ii) is in a form, is for an amount and contains such terms and conditions as are reasonably satisfactory to the L/C Issuer and, in the case of standby letters of credit, Agent.

                  (iv) Expiration Dates of Letters of Credit. The expiration date of each Letter of Credit shall be on a date which is not later than the earlier of (a) one year from its date of issuance or (b) the thirtieth
      (30th) day prior to the date set forth in clause (a) of the definition of the term Commitment Termination Date. Notwithstanding the foregoing, a Letter of Credit may provide for automatic extensions of its expiration date for one (1) or more successive one (1) year periods provided that the L/C Issuer has the right to terminate such Letter of Credit on each such annual expiration date and no renewal term may extend the term of the Letter of Credit to a date that is later than the thirtieth (30th) day prior to the date set forth in clause (a) of the definition of the term Commitment Termination Date. The L/C Issuer may elect not to renew any such Letter of Credit and, upon direction by Agent or Requisite Revolving Lenders, shall not renew any such Letter of Credit at any time during the continuance of an Event of Default, provided that, in the case of a direction by Agent or Requisite Revolving Lenders, the L/C Issuer receives such directions at least one Business Day prior to the date notice of non-renewal is required to be given by the L/C Issuer.

                  (v) Obligations Absolute. The obligation of Borrowers to reimburse the L/C Issuer, Agent and Lenders for payments made in respect of Letters of Credit issued by the L/C Issuer shall be unconditional and irrevocable and shall be paid under all circumstances strictly in accordance with the terms of this Agreement, including the following circumstances: (a) any lack of validity or enforceability of any Letter of Credit; (b) any amendment or waiver of or any consent or departure from all or any of the provisions of any Letter of Credit or any Loan Document;
      (c) the existence of any claim, set-off, defense or other right which Borrowers, any of their Subsidiaries or Affiliates or any other Person may at any time have against any beneficiary of any Letter of Credit, Agent, any L/C Issuer, any Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreements or transactions; (d) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (e) payment under any Letter of Credit against presentation of a draft or other document that does not substantially comply with the terms of such Letter of Credit; or (f) any other act or omission to act or delay of any kind of any L/C Issuer, Agent, any Lender or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this Section 1.1(d)(v), constitute a legal or equitable discharge of Borrowers' obligations hereunder.

                  (vi) Obligations of L/C Issuers. Each L/C Issuer hereby agrees that it will not issue a Letter of Credit hereunder until it has provided Agent with written notice specifying the amount and intended issuance date of such Letter of Credit and Agent has returned a written acknowledgment of such notice to L/C Issuer. Each L/C Issuer further agrees to provide to Agent: (a) a copy of each Letter of Credit issued by such L/C Issuer promptly after its issuance; (b) a weekly report summarizing available amounts under Letters of Credit issued by such L/C Issuer, the dates and amounts of any draws under such Letters of Credit, the effective date of any increase or decrease in the face amount of any Letters of Credit during such week and the amount of any unreimbursed draws under such Letters of Credit; and (c) such additional information reasonably requested by Agent from time to time with respect to the Letters of Credit issued by such L/C Issuer. Without limiting the generality of the foregoing, it is expressly understood and agreed by Borrowers that the absolute and unconditional obligation of Borrowers to Agent and Lenders hereunder to reimburse payments made under a Letter of Credit will not be excused by the gross negligence or willful misconduct of the L/C Issuer. However, the foregoing provisions of this Section 1.1(d) shall not be construed to excuse an L/C Issuer from liability to Borrowers to the extent of any direct damages (as opposed to consequential damages, with Borrowers hereby waiving all claims for any consequential damages to the extent permitted by applicable law) suffered by Borrowers that are subject to indemnification under Borrowers' agreements with the L/C Issuer pursuant to which the Letter of Credit is issued.

            (e) Funding Authorization. The proceeds of all Loans made pursuant to this Agreement subsequent to the Closing Date are to be funded by Agent by wire transfer to the account designated by Borrower Representative below (the "Disbursement Account"):

            Bank:          Bank of America, N.A.
                           Atlanta, Georgia
            ABA No.:       061-0000-52
            Account Name:  Atlantis Plastics Films
            Account No.:   0000-9017-1942

Borrower Representative shall provide Agent with written notice of any change in the foregoing instructions at least three (3) Business Days before the desired effective date of such change.

            Section 1.2 Interest and Applicable Margins.

            (a) Borrowers shall pay interest to Agent, for the ratable benefit of Lenders, in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances which are designated as Index Rate Loans (and for all other Obligations not otherwise set forth below), the Index Rate plus the Applicable Revolver Index Margin per annum or, with respect to Revolving Credit Advances which are designated as LIBOR Loans, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum; (ii) with respect to such portion of the Term Loan designated as an Index Rate Loan, the Index Rate plus the Applicable Term Loan Index Margin per annum or, with respect to such portion of the Term Loan designated as a LIBOR Loan, the applicable LIBOR Rate plus the Applicable Term Loan LIBOR Margin per annum; and (iii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin per annum. The Applicable Margins are as follows:

      Applicable Revolver Index Margin                             .75%
      Applicable Revolver LIBOR Margin                            2.75%

      Applicable Term Loan Index Margin                            .75%
      Applicable Term Loan LIBOR Margin                           2.75%
      Applicable L/C Margin                                       2.75%

            (b) If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of "LIBOR Period") and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

            (c) All computations of Fees calculated on a per annum basis and interest shall be made by Agent on the basis of a 360-day year, in each case for the actual number of days occurring in the period for which such Fees and interest are payable. The Index Rate is a floating rate determined for each day. Each determination by Agent of an interest rate and Fees hereunder shall be presumptively correct, absent manifest error.

            (d) So long as an Event of Default has occurred and is continuing under Section 6.1(a), (f) or (g) and without notice of any kind, or so long as any other Event of Default has occurred and is continuing and at the election of Agent (or upon the written request of Requisite Lenders) confirmed by written notice from Agent to Borrower Representative, the interest rates applicable to the Loans and the Letter of Credit Fee shall be increased by two percentage points (2%) per annum above the rates of interest or the rate of such Fee otherwise applicable hereunder ("Default Rate"), and all outstanding Obligations shall bear interest at the Default Rate applicable to such Obligations. Interest and Letter of Credit Fees at the Default Rate shall accrue from the initial date of such Event of Default until that Event of Default is cured or waived and shall be payable upon demand, but in any event, shall be payable on the next regularly scheduled payment date set forth herein for such Obligation.

            (e) At any time after the tenth (10th) Business Day after the Closing Date, Borrower Representative shall have the option to (i) request that any Revolving Credit Advance be made as a LIBOR Loan, (ii) convert at any time all or any part of outstanding Loans (other than the Swing Line Loan) from Index Rate Loans to LIBOR Loans, (iii) convert any LIBOR Loan to an Index Rate Loan, subject to payment of the LIBOR Breakage Fee in accordance with Section 1.3(e) if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, or (iv) continue all or any portion of any Loan (other than the Swing Line Loan) as a LIBOR Loan upon the expiration of the applicable LIBOR Period and the succeeding LIBOR Period of that continued Loan shall commence on the first day after the last day of the LIBOR Period of the Loan to be continued. Any Loan or group of Loans having the same proposed LIBOR Period to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of $1,000,000 and integral multiples of $250,000 in excess of such amount. Any such election must be made by noon (Chicago time) on the 3rd Business Day prior to (1) the date of any proposed Revolving Credit Advance which is to bear interest at the LIBOR Rate, (2) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or (3) the date on which Borrower Representative wishes to convert any Index Rate Loan to a LIBOR

Loan for a LIBOR Period designated by Borrower Representative in such election. If no election is received with respect to a LIBOR Loan by noon (Chicago time) on the third Business Day prior to the end of the LIBOR Period with respect thereto, that LIBOR Loan shall be converted to an Index Rate Loan at the end of its LIBOR Period. Borrower Representative must make such election by notice to Agent in writing, by fax or overnight courier. In the case of any conversion or continuation, such election must be made pursuant to a Notice of Borrowing. No Loan shall be made, converted into or continued as a LIBOR Loan, if an Event of Default has occurred and is continuing and Agent or Requisite Lenders have determined not to make or continue any Loan as a LIBOR Loan as a result thereof.

            (f)   Notwithstanding anything to the contrary set forth in this
Section 1.2, if a court of competent jurisdiction determines in a final non-appealable order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in Sections 1.2(a) through (e), unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this paragraph shall again apply. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount that such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this Section 1.2(f), a court of competent jurisdiction shall determine by a final, non-appealable order that a Lender has received interest hereunder in excess of the Maximum Lawful Rate, Agent shall, to the extent permitted by applicable law, promptly apply such excess as specified in Section 1.5(e) and thereafter shall promptly refund any excess to Borrowers or as such court of competent jurisdiction may otherwise order.

            Section 1.3 Fees

            (a) Fee Letter. Borrowers shall pay to ML Capital, individually, the Fees specified in that certain fee letter of even date herewith among Borrowers and ML Capital (the "ML Capital Fee Letter"), at the times specified for payment therein. Borrowers shall pay each other Lender the Fees specified in the fee letter among Borrowers and such Lender, at the times specified for payment therein.

            (b) Unused Line Fee. As additional compensation for the Revolving Lenders, Borrowers shall pay to Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee for Borrowers' non-use of available funds in an amount equal to one-half of one percent (0.5%) per annum multiplied by the difference between (x) the Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balances of the Revolving Loans (including, without duplication, Swing Line Loans and Letter of Credit Obligations) outstanding during the period for which such Fee is due.

            (c) Letter of Credit Fee. Borrowers agree to pay to Agent for the benefit of Revolving Lenders, as compensation to such Revolving Lenders for Letter of Credit Obligations incurred hereunder, (i) all reasonable costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations, and (ii) for each month during which any Letter of Credit Obligation shall remain outstanding, a fee (the "Letter of Credit Fee") in an amount equal to the Applicable L/C Margin from time to time in effect multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit. Such fee shall be paid to Agent for the benefit of the Revolving Lenders in arrears, on the first Business Day of each month and on the Commitment Termination Date. In addition, Borrowers shall pay to each L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

            (d) LIBOR Breakage Fee. Upon (i) any default by any Borrower in making any borrowing of, conversion into or continuation of any LIBOR Loan following Borrower Representative's delivery to Agent of any LIBOR Loan request in respect thereof or (ii) any payment of a LIBOR Loan, or conversion of a LIBOR Loan into an Index Rate Loan pursuant to Section 1.8, in each instance, on any day that is not the last day of the LIBOR Period applicable thereto (regardless of the source of such prepayment or reason for such conversion and whether voluntary, by acceleration or otherwise), Borrowers shall pay Agent, for the ratable benefit of all Lenders that funded or were prepared to fund any such LIBOR Loan, the LIBOR Breakage Fee.

            (e) Expenses and Attorneys' Fees. Borrowers agree to promptly pay all reasonable fees, charges, costs and expenses (including reasonable attorneys' fees and expenses) and, in instances where outside counsel is not used, the reasonable allocated cost of internal legal staff incurred by Agent in connection with any matters contemplated by or arising out of the Loan Documents, in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated herein and in connection with the continued administration of the Loan Documents including any amendments, modifications, consents and waivers. Borrowers agree to promptly pay reasonable documentation charges assessed by Agent for amendments, waivers, consents and any of the documentation prepared by Agent's internal legal staff and out-of-pocket fees and costs paid to third party auditors retained by Agent (or $800 per audit day plus out-of-pocket expenses for in-house auditors). Borrowers agree to promptly pay all fees, charges, costs and expenses (including fees, charges, costs and expenses of attorneys, auditors (whether internal or external), appraisers, consultants and advisors and the allocated cost of internal legal staff) incurred by Agent in connection with any Event of Default, work-out or action to enforce any Loan Document or to collect any payments due from Borrowers or any other Credit Party. In addition, in connection with any work-out or action to enforce any Loan Document or to collect any payments due from Borrowers or any other Credit Party, Borrowers agree to promptly pay all fees, charges, costs and expenses incurred by Lenders for one (1) counsel acting for all Lenders other than Agent. All fees, charges, costs and expenses for which Borrowers are responsible under this Section 1.3(e) shall be deemed part of the Obligations when incurred, payable upon demand or in accordance with the final sentence of
Section 1.4 and secured by the Collateral.

            Section 1.4 Payments.

            All payments by Borrowers of the Obligations shall be without deduction, defense, setoff or counterclaim and shall be made in same day funds and delivered to Agent, for the benefit of Agent and Lenders, as applicable, by wire transfer to the following account or such other place as Agent may from time to time designate in writing.

            Bank:                    LaSalle Bank, NA

            City:                    Chicago, IL

            ABA:                     071000505

            Acct. Name:              MLBFS - Corporate Finance

            Acct. No.:               5800393182

            Acct. Holder's Address:  222 N. LaSalle Street
                                     Chicago, IL 60601

            Reference:               Atlantis Plastics, Inc.

Borrowers shall receive credit for any payment on the day such payment is received by Agent; provided that any payment received by the Agent after 1:00 p.m. (Chicago time) shall be deemed to have been paid on the next Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and Fees due hereunder.

            Borrowers hereby authorize Lenders to make Revolving Credit Advances or Swing Line Advances, on the basis of their Pro Rata Shares, for the payment of Scheduled Installments, interest, Fees and expenses, Letter of Credit reimbursement obligations and any amounts required to be deposited with respect to outstanding Letter of Credit Obligations pursuant to Sections 1.5(f) or 6.3.

            Section 1.5 Prepayments.

            (a) Voluntary Prepayments of Loans. At any time, Borrowers may prepay the Loans, in whole or in part, without premium or penalty, subject to the payment of LIBOR

Breakage Fees, if applicable. Prepayments of the Term Loan shall be applied in accordance with Section 1.5(e) or as otherwise may be agreed by Requisite Lenders.

            (b) Prepayments from Excess Cash Flow. Within one hundred (100) days after the end of each Fiscal Year commencing with the Fiscal Year ended December 31, 2005, Borrowers shall prepay the Loans in an amount equal to fifty percent (50%) of the Excess Cash Flow for such Fiscal Year. The calculation shall be based on the audited Financial Statements for Holdings and its Subsidiaries.

            (c) Prepayments from Asset Dispositions. To the extent Borrowers have received less than $750,000 of Net Proceeds in the aggregate for the applicable Fiscal Year, Borrowers may retain such Net Proceeds. To the extent Borrowers have received Net Proceeds in excess of $750,000 in the aggregate during the applicable Fiscal Year, Borrowers or their Subsidiaries may reinvest all remaining Net Proceeds of such Asset Disposition in productive replacement fixed assets of a kind then used or usable in the business of Borrowers; provided, Borrowers must have contracted to reinvest such funds within ninety
(90) days and must have reinvested such funds within one hundred eighty (180) days. If Borrowers do not intend to so reinvest such Net Proceeds or if the applicable period set forth in the immediately preceding sentence expires without Borrowers having contracted to reinvest or reinvested such Net Proceeds, as applicable, Borrowers shall prepay the Term Loan in an amount equal to such remaining Net Proceeds of such Asset Disposition. The payments shall be applied in accordance with Section 1.5(e). A reserve shall be established against the Borrowing Availability in the amount of any such Net Proceeds that Borrowers intend to reinvest until such Net Proceeds are reinvested or are applied to repay the Term Loan.

            (d) Prepayments from Issuance of Securities. Immediately upon the receipt by Holdings, any Borrower or any of their Subsidiaries of the proceeds of the issuance of Stock (other than (1) proceeds of the issuance of Stock by Holdings received on or before the Closing Date, (2) proceeds from the issuance of Stock to employees or board members of Holdings or any Borrower not in excess of $500,000 in any year, and (3) proceeds of the issuance of Stock to any Borrower or any Subsidiary of any Borrower), all Borrowers (in the case of an issuance by Holdings) or the issuing Borrower shall prepay the Loans in an amount equal to one hundred percent (100%) of such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith. The payments shall be applied in accordance with Section 1.5(e).

            (e) Application of Proceeds. With respect to any prepayments made by any Borrower pursuant to Sections 1.5(a), 1.5(b), 1.5(c) and 1.5(d), such prepayments shall be applied as follows: first, in payment of the Term Loan pro rata against all remaining Scheduled Installments until the Term Loan shall have been prepaid in full; second, to reduce the outstanding principal balance of the Swing Line Loan until the same has been repaid in full; third, to the Revolving Credit Advances until the same have been repaid in full and as a permanent reduction of the Revolving Loan Commitment. Borrowers will give Lenders at least two Business Days prior written notice of any proposed prepayment of the Term Loan. Considering each type of Loan being prepaid separately, any such prepayment shall be applied first to Index Rate Loans of the type required to be prepaid before application to LIBOR Loans of the type required to be prepaid, in each case, in a manner which minimizes any resulting LIBOR Breakage Fee.

            (f) Letter of Credit Obligations. In the event any Letters of Credit are outstanding at the time that the Revolving Loan Commitment is terminated, Borrowers shall (1) deposit with Agent for the benefit of all Revolving Lenders cash in an amount equal to one hundred five percent (105%) of the aggregate outstanding Letter of Credit Obligations to be available to Agent to reimburse payments of drafts drawn under such Letters of Credit and pay any reasonable Fees and expenses related thereto and (2) prepay the fee payable under Section 1.3(c) with respect to such Letters of Credit for the full remaining terms of such Letters of Credit. Upon termination of any such Letter of Credit if no Default or Event of Default exists, the unearned portion of such prepaid fee attributable to such Letter of Credit shall be refunded to Borrowers.

            Section 1.6 Maturity.

            All of the Obligations shall become due and payable as otherwise set forth herein, but, in any event, all remaining Obligations hereunder shall become due and payable upon termination of this Agreement. Until all Obligations have been fully paid and satisfied (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted), the Revolving Loan Commitment has been terminated and all Letters of Credit have been terminated or otherwise secured to the satisfaction of Agent, Agent shall be entitled to retain the security interests in the Collateral granted under the Collateral Documents and the ability to exercise all rights and remedies available to them under the Loan Documents and applicable laws. Notwithstanding anything contained in this Agreement to the contrary, upon any termination of the Revolving Loan Commitment, all of the Obligations shall be due and payable.

            Section 1.7 Loan Accounts.

            Agent shall maintain a loan account (the "Loan Account") on its books to record: all Advances and the Term Loan, all payments made by Borrowers, and all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrowers; provided, that any failure to so record or any error in so recording shall not limit or otherwise affect any Borrower's duty to pay the Obligations. Agent shall provide to Borrower Representative a monthly accounting of transactions with respect to the Loans setting forth the balance of the Loan Account as to each Borrower for the immediately preceding month. Unless Borrower Representative notifies Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within ninety (90) days after the date thereof, each and every such accounting shall, absent manifest error, be deemed final, binding and conclusive on Borrowers in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrowers. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of Notes to that Lender and may rely on the Loan Account as evidence of the amount of Obligations from time to time owing to it.

            Section 1.8 Yield Protection; Illegality.

            (a) Capital Adequacy and Other Adjustments. In the event that any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender or any corporation controlling such Lender and thereby reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time within fifteen
(15) days after notice and demand from such Lender (together with the certificate referred to in the next sentence and with a copy to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by such Lender to Borrower Representative and Agent shall, absent manifest error, be presumptively correct.

            (b) Increased LIBOR Funding Costs; Illegality. Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law, rule, regulation, treaty or directive (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender's opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower Representative through Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans shall terminate and (ii) all LIBOR Loans shall be automatically converted into Index Rate Loans. If, after the date hereof, the introduction of, change in or interpretation of any law, rule, regulation, treaty or directive would impose or increase reserve requirements (other than to the extent Lenders are compensated for the same pursuant to the definition of LIBOR) or otherwise increase the cost to any Lender of making or maintaining a LIBOR Loan, then Borrowers shall from time to time within fifteen
(15) days after notice and demand from Agent to Borrower Representative (together with the certificate referred to in the next sentence) pay to Agent, for the account of all such affected Lenders, additional amounts sufficient to compensate such Lenders for such increased cost. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by

Agent on behalf of all such affected Lenders to Borrower Representative shall, absent manifest error, be presumptively correct.

            Section 1.9 Taxes.

            (a) No Deductions. Any and all payments or reimbursements made hereunder (including any payments made pursuant to Section 10) or under the Notes shall be made free and clear of and without deduction for any and all Charges, taxes, levies, imposts, deductions or withholdings, and all liabilities with respect thereto of any nature whatsoever imposed by any taxing authority, excluding such taxes to the extent imposed on Agent's or a Lender's net income by the jurisdiction in which Agent or such Lender is organized. If any Borrower shall be required by law to deduct any such amounts from or in respect of any sum payable hereunder to any Lender or Agent, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, such Lender or Agent receives an amount equal to the sum it would have received had no such deductions been made.

            (b) Changes in Tax Laws. In the event that, subsequent to the Closing Date, (1) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (2) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (3) compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any Governmental Authority:

                  (i) does or shall subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made or Letters of Credit issued hereunder, or change the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment Fees or other Fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

                  (ii) does or shall impose on Agent or any Lender any other condition or increased cost in connection with the transactions contemplated hereby or participations herein;

and the result of any of the foregoing is to increase the cost to Agent or any such Lender of issuing any Letter of Credit or making or continuing any Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, Borrowers shall promptly pay to Agent or such Lender, upon its demand, any additional amounts necessary to compensate Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Agent or such Lender with respect to this Agreement or the other Loan Documents. If Agent or such Lender becomes entitled to claim any additional amounts pursuant to this Section 1.9(b), it shall promptly notify Borrower Representative of the event by reason of which Agent or such Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or such Lender to Borrower Representative (with a copy to Agent) shall, absent manifest error, be presumptively correct.

            (c) Foreign Lenders. Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") shall provide to Borrower Representative and Agent a properly completed and executed IRS Form W-8BEN or Form W-8ECI or other applicable form, certificate or document prescribed by the IRS of the United States certifying as to such Foreign Lender's entitlement to such exemption with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes (a "Certificate of Exemption"). Prior to becoming a Lender under this Agreement and within fifteen
(15) days after a reasonable written request of Borrower Representative or Agent from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption to Borrower Representative and Agent. If a Foreign Lender is entitled to an exemption with respect to payments to be made to such Foreign Lender under this Agreement and does not provide a Certificate of Exemption to Borrower Representative and Agent within the time periods set forth in the preceding sentence, Borrowers shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrowers shall not be required to pay any additional amounts as a result of such withholding, provided that all such withholding shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower Representative and Agent.

            Section 1.10 Borrower Representative.

            Each Borrower hereby designates Atlantis Plastic Films as its representative and agent on its behalf for the purposes of issuing any Notice of Borrowing, notice for the issuance of any Letter of Credit, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Loan Documents. Borrower Representative hereby accepts such appointment. Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Borrowers. Each warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as it if the same had been made directly by such Borrower.

                                   SECTION 2
                              AFFIRMATIVE COVENANTS

            Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof and until the Termination Date:

            Section 2.1 Compliance With Laws and Contractual Obligations.

            Each Credit Party will (a) comply with and shall cause each of its Subsidiaries to comply with (i) the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including, without limitation, laws, rules, regulations and orders relating to taxes, employer and employee contributions, securities, employee retirement and welfare benefits, environmental protection matters and employee health and safety) as now in effect and which may be imposed in the future in all jurisdictions in which any Credit Party or any of its Subsidiaries is now doing business or may hereafter be doing business and (ii) the obligations, covenants and conditions contained in all Contractual Obligations of such Credit Party or any of its Subsidiaries other than those laws, rules, regulations, orders and provisions of such Contractual Obligations the noncompliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (b) maintain or obtain and shall cause each of its Subsidiaries to maintain or obtain all licenses, qualifications and permits now held or hereafter required to be held by such Credit Party or any of its Subsidiaries, for which the loss, suspension, revocation or failure to obtain or renew, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. This Section 2.1 shall not preclude any Credit Party or its Subsidiaries from contesting any taxes or other payments, if they are being diligently contested in good faith in a manner which stays enforcement thereof and if appropriate expense provisions have been recorded in conformity with GAAP, subject to Section 3.2. Each Credit Party represents and warrants that it
(i) is in compliance and each of its Subsidiaries is in compliance with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority and the obligations, covenants and conditions contained in all Contractual Obligations other than those laws, rules, regulations, orders and provisions of such Contractual Obligations the noncompliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (ii) maintains and each of its Subsidiaries maintains all licenses, qualifications and permits referred to above, except where the failure to do so could not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect.

            Section 2.2 Maintenance of Properties; Insurance.

            Each Credit Party will maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of such Credit Party and its Subsidiaries and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Each Credit Party will maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts reasonably acceptable to Agent and will deliver evidence thereof to Agent. Credit Parties will maintain business interruption insurance providing coverage for a period of at least six (6) months and in an amount not less than $15,000,000. Each Credit Party shall cause Agent, pursuant to endorsements and/or assignments in form and substance reasonably satisfactory to Agent, to be named as lender's loss payee in the case of casualty insurance, additional insured in the case of all liability insurance and assignee in the case of all business interruption insurance, in each case for the benefit of Agent and Lenders. Each Credit Party represents and warrants that it and each of its Subsidiaries currently maintains all material properties as set forth above and maintains all insurance described above. In the event any Credit Party fails to provide Agent with evidence of the insurance coverage required by this Agreement, Agent may, upon prior written notice to Borrowers, purchase insurance at such Credit Party's expense to protect Agent's interests in the Collateral. This insurance may, but need not, protect such Credit Party's interests. The coverage purchased by Agent may not pay any claim made by such Credit Party or any claim that is made against such Credit Party in connection with the Collateral. Such Credit Party may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that such Credit Party has obtained insurance as required by this Agreement. If Agent purchases insurance for the Collateral, such Credit Party will be responsible for the costs of that insurance, including reasonable interest and other reasonable Charges imposed by Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance such Credit Party is able to obtain on its own.

            Section 2.3 Inspection; Lender Meeting.

            So long as an Event of Default has occurred and is continuing, each Credit Party shall permit any authorized representatives of Agent to visit, audit and inspect any of the properties of such Credit Party and its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their officers and certified public accountants, at such reasonable times during normal business hours; provided, Agent shall not conduct more than one collateral audit per year. Representatives of each Lender will be permitted to accompany representatives of Agent during each visit, inspection and discussion referred to in the immediately preceding sentence. Without in any way limiting the foregoing, each Credit Party will participate and will cause key management personnel of the Credit Parties to participate in a meeting with Agent and Lenders at least once during each year, which meeting shall be held at such time and such place as may be reasonably requested by Agent and reasonably agreed to by Credit Parties.

            Section 2.4 Organizational Existence.

            Except as otherwise permitted by Section 3.6, each Credit Party will and will cause its Subsidiaries to at all times preserve and keep in full force and effect its organizational existence and all rights and franchises material to its business.

            Section 2.5 Environmental Matters.

            Each Credit Party shall and shall cause each Person within its control to (a) conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws and Environmental Permits other than noncompliance that could not reasonably be expected to have a Material Adverse Effect; (b) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate; (c) notify Agent promptly after such Credit Party or any of its Subsidiaries becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Estate that is reasonably likely to result in Environmental Liabilities to a Credit Party or its Subsidiaries in excess of $100,000; and (d) promptly forward to Agent a copy of any order, notice, request for information or any communication or report received by such Credit Party or any of its Subsidiaries in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities in excess of $100,000, in each case whether or not the Environmental Protection Agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. If Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by any Credit Party or any Person under its control or any Environmental Liability arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, that, in each case, could reasonably be expected to have a Material Adverse Effect, then each Credit Party and its Subsidiaries shall, upon Agent's written request (i) cause the performance of such environmental audits including subsurface sampling of soil and groundwater, and preparation of such environmental reports, at Borrowers' expense, as Agent may from time to time reasonably request, which shall be conducted by reputable environmental consulting firms reasonably acceptable to Agent and shall be in form and substance reasonably acceptable to Agent, and (ii) permit Agent or its representatives to have access to all Real Estate for the purpose of conducting such environmental audits and testing as Agent deems appropriate, including subsurface sampling of soil and groundwater. Borrowers shall reimburse Agent for the reasonable costs of such audits and tests and the same will constitute a part of the Obligations secured hereunder.

            Section 2.6 Landlords' Agreements, Mortgagee Agreements, Bailee Letters and Real Estate Purchases.

            Each Credit Party shall use reasonable efforts to obtain a landlord's agreement, mortgagee agreement or bailee letter, as applicable, from the lessor of each leased property, mortgagee of owned property or bailee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, which agreement or letter shall contain a waiver or subordination of all Liens or claims that the landlord, mortgagee or bailee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to Agent. After the Closing Date, no real property or warehouse space shall be leased by any Credit Party or its Subsidiary and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date without prior written notice to Agent or, unless and until a satisfactory landlord agreement or bailee letter, as appropriate, shall first have been obtained with respect to such location. Each Credit Party shall and shall cause its Subsidiaries to timely and fully pay and perform in all material respects their obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located.

            Section 2.7 Further Assurances.

            (a) Each Credit Party shall, from time to time, execute such guaranties, financing statements, documents, security agreements and reports as Agent or Requisite Lenders at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the Obligations contemplated by the Loan Documents.

            (b) In the event any Credit Party acquires an interest in real property after the Closing Date, such Credit Party shall deliver to Agent a fully executed mortgage or deed of trust over such real property in form and substance reasonably satisfactory to Agent and similar in form to the mortgages and deeds of trust delivered by Credit Parties to Agent prior to the Closing Date, together with such title insurance policies, surveys, appraisals, evidence of insurance, legal opinions, environmental assessments and other documents and certificates as shall be reasonably required by Agent.

            (c) Each Credit Party shall (i) cause each Person, upon its becoming a Subsidiary of such Credit Party (provided that this shall not be construed to constitute consent by any of the Lenders to any transaction not expressly permitted by the terms of this Agreement), promptly to guaranty the Obligations and to grant to Agent, for the benefit of Agent and Lenders, a security interest in the real, personal and mixed property of such Person to secure the Obligations and (ii) pledge, or cause to be pledged, to Agent, for the benefit of Agent and Lenders, all of the Stock of such Subsidiary to secure the Obligations. The documentation for such guaranty, security and pledge shall be substantially similar to the Loan Documents executed concurrently herewith with such modifications as are reasonably requested by Agent.

            (d) Each Borrower shall, from time to time, execute such amendments to this Agreement, as Agent may reasonably request, to conform applicable provisions of this Agreement to the borrowing mechanics policies of Agent then in effect, provided that such borrowing mechanics policies apply generally to all customers of Agent and provided that any such amendment is not unduly burdensome upon any of the Borrowers or otherwise adverse to the Borrowers.

            Section 2.8 Payment of Taxes.

            Each Credit Party shall, prior to any delinquency thereof, pay and discharge (or cause to be paid and discharged) all material taxes, assessments and governmental and other charges or levies imposed upon it or upon its income or profits, or upon property belonging to it; provided that such Credit Party shall not be required to pay any such tax, assessment, charge or levy that is being contested in good faith by appropriate proceedings and for which the affected Credit Party shall have set aside on its books adequate reserves with respect thereto in conformance with GAAP.

            Section 2.9 Interest Rate Agreements

            Prior to the ninetieth (90th) day after the Closing Date, Borrowers shall enter into, and shall thereafter maintain, Interest Rate Agreements providing for interest rate protection (1) for an aggregate amount of not less than $77,000,000 of the principal amount of outstanding Funded Debt, and (2) with other terms and conditions reasonably satisfactory to Agent.

                                    SECTION 3
                               NEGATIVE COVENANTS

            Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof until the Termination Date:

            Section 3.1 Indebtedness.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries directly or indirectly to create, incur, assume, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness (other than pursuant to a Contingent Obligation permitted under Section 3.4) except:

            (a)   the Obligations;

            (b)   intercompany Indebtedness arising from loans made by Borrowers
(i) to each other or (ii) so long as no Event of Default exists, to any other Credit Party other than Holdings to fund working capital requirements of such Credit Parties in the ordinary course of business; provided, however, that such Indebtedness shall be evidenced by promissory notes having terms reasonably satisfactory to Agent, the sole originally executed counterparts of which shall be pledged and delivered to Agent, for the benefit of Agent and Lenders, as security for the Obligations;

            (c)   the Second Lien Debt;

            (d) Indebtedness not to exceed $10,000,000 in the aggregate at any time outstanding secured by purchase money Liens or incurred with respect to Capital Leases; and

            (e) any other unsecured Indebtedness not to exceed $1,000,000 in the aggregate at any time outstanding.

            Section 3.2 Liens and Related Matters.

            (a) No Liens. The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or asset of such Credit Party or any such Subsidiary, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances (including, without limitation, those Liens constituting Permitted Encumbrances existing on the date hereof and renewals and extensions thereof, as set forth on Schedule 3.2).

            (b) No Negative Pledges. The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, other than (i) prohibitions in the Second Lien Debt Documents and (ii) prohibitions of encumbrances on equipment acquired with the Indebtedness permitted by Section 3.1(d) contained on the documents relating to such Indebtedness.

            (c) No Restrictions on Subsidiary Distributions to Borrowers. Except as provided herein, the Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to: (1) pay dividends or make any other distribution on any of such Subsidiary's Stock owned by any Borrower or any other Subsidiary; (2) pay any Indebtedness owed to any Borrower or any other Subsidiary; (3) make loans or advances to any Borrower or any other Subsidiary; or (4) transfer any of its property or assets to any Borrower or any other Subsidiary.

            Section 3.3 Investments.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly make or own any Investment in any Person except:

            (a) Borrowers and their Subsidiaries may make and own Investments in Cash Equivalents subject to control agreements in favor of Agent; provided that such Cash Equivalents are not subject to setoff rights;

            (b) Borrowers may make intercompany loans to other Credit Parties to the extent permitted under Section 3.1;

            (c) Borrowers and their Subsidiaries may make loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding;

            (d) Borrowers and their Subsidiaries may make capital contributions to (i) their wholly-owned domestic Subsidiaries that are Borrowers and (ii) so long as no Event of Default exists, other Subsidiaries provided the amount contributed to all of such other Subsidiaries does not exceed $500,000 in the aggregate; and

            (e)   notes received in accordance with Section 3.7(b)(iii).

            Section 3.4 Contingent Obligations.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly create or become or be liable with respect to any Contingent Obligation except:

            (a)   Letter of Credit Obligations;

            (b) those resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

            (c)   those existing on the Closing Date and described in Schedule
3.4;

            (d) those arising under indemnity agreements to title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies;

            (e) those arising with respect to customary indemnification obligations incurred in connection with Asset Dispositions permitted hereunder;

            (f) those incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations not exceeding at any time outstanding $500,000 in aggregate liability;

            (g)   those incurred with respect to Indebtedness permitted by
Section 3.1; provided that any such Contingent Obligation is subordinated to the Obligations to the same extent as the Indebtedness to which it relates is subordinated to the Obligations;

            (h) those incurred with respect to swap agreements (as such term is defined in Section 101 of the Bankruptcy Code) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates, including, without limitation, Interest Rate Agreements, in all such cases entered into in the ordinary course of business for bona fide hedging purposes and not for speculation, provided that all such agreements or arrangements are subject to written approval by Agent, not to be unreasonably withheld;

            (i) any other Contingent Obligation not expressly permitted by clauses (a) through (h) above, so long as any such other Contingent Obligations, in the aggregate at any time outstanding, do not exceed $500,000.

            Section 3.5 Restricted Payments.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment, except that:

            (a) Any Borrower may make payments and distributions to Holdings that are used by Holdings to pay federal and state income taxes then due and owing, franchise taxes and other similar licensing expenses incurred in the ordinary course of business; provided that such Borrower's aggregate contribution to taxes as a result of the filing of a consolidated or combined return by Holdings shall not be greater, nor the aggregate receipt of tax benefits less, than they would have been had such Borrower not filed a consolidated or combined return with Holdings;

            (b) Wholly-owned Subsidiaries of a Borrower may make Restricted Payments to such Borrower;

            (c) Borrowers may pay the base management fee under Section 6.1 of the Management Agreement, the incentive compensation under Section 6.3 of the Management Agreement and reasonable out-of-pocket expenses pursuant to the Management Agreement; provided, the Borrowers may amend, restate or replace the Management Agreement but only if the amounts permitted to be paid pursuant to the Management Agreement shall not be increased or accelerated as a result of any such amendment, restatement or replacement, and provided, further, upon the election of the Agent, Borrowers may not make any payment of fees, incentive compensation or other similar amounts (excluding out-of-pocket expenses) otherwise permitted under this Section 3.5(c) during the existence and continuance of any Event of Default;

            (d) Borrowers may make dividends to Holdings that are promptly used by Holdings to purchase up to $2,500,000 of its Stock each year (but not more than $5,000,000 during the term of this Agreement) so long as (i) both before and after giving effect to each such purchase, no Default or Event of Default exists, (ii) as of the Fiscal Quarter then most recently ended, Borrowers are in compliance with Section 4.3 on a pro forma basis calculated as if such purchase was made during such Fiscal Quarter, (iii) using EBITDA for the Fiscal Quarter then most recently ended, Borrowers are in compliance with
Section 4.4 on a pro forma basis calculated as if such purchase was made and assuming that the required "maximum leverage ratio" as of the date of such purchase was 50 basis points less than the then applicable level set forth in
Section 4.4, and (iv) after giving effect to such purchase, Borrowing Availability is not less than $12,500,000 (the foregoing clauses (iii) and (iv) shall only apply with respect to aggregate dividends of greater than $1,000,000 made for a purchase or group of related purchases);

            (e) Borrowers may make dividends to Holdings that are used by Holdings within thirty (30) days after the Closing Date to make the Permitted Dividend/Option Cancellation; and

            (f)   Regularly scheduled payments of interest on the Second Lien
Debt.

            Section 3.6 Restriction on Fundamental Changes.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly: (a) amend, modify or waive any material term or provision of its organizational documents, including its articles of incorporation, certificates of designations pertaining to preferred stock, by-laws, partnership agreement or operating agreement unless required by law; (b) enter into any transaction of merger or consolidation except, upon not less than five (5) Business Days prior written notice to Agent, any wholly-owned Subsidiary of a Borrower may be merged with or into such Borrower (provided that such Borrower is the surviving entity) or any other wholly-owned Subsidiary of such Borrower; (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) (other than the dissolution of Atlantis Plastics Foreign Sales, Inc.); or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person.

            Section 3.7 Disposal of Assets or Subsidiary Stock.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly convey, sell, lease, sublease, transfer or otherwise dispose of, or grant any Person an option to acquire, in one transaction or a series of related transactions, any of its property, business or assets, whether now owned or hereafter acquired, except for (a) sales of inventory in good faith to customers for fair value in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business and (b) Asset Dispositions by Borrowers and their Subsidiaries (excluding sales of Accounts and Stock of any of Holdings' Subsidiaries) if all of the following conditions are met: (i) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed $500,000 and the aggregate market value of assets sold or otherwise disposed of in any Fiscal Year does not exceed $1,000,000;
(ii) the consideration received is at least equal to the fair market value of such assets; (iii) the sole consideration received is cash other than notes received from the buyer of any such assets not exceeding $500,000 outstanding at any time (such amount being determined without giving effect to any write-offs or write-downs of such notes); (iv) the Net Proceeds of such Asset Disposition are applied as required by Section 1.5(c); (v) after giving effect to the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, Borrowers are in compliance on a pro forma basis with the covenants set forth in
Section 4 recomputed for the most recently ended quarter for which information is available and is in compliance with all other terms and conditions of this Agreement; and (vi) no Default or Event of Default then exists or would result from such Asset Disposition.

            Section 3.8 Transactions with Affiliates.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any management, consulting, investment banking, advisory or other similar services) with any Affiliate or with any director, officer or employee of any Credit Party, except (a) as set forth on Schedule 3.8, (b) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of any such Credit Party or any of its Subsidiaries and upon fair and reasonable terms which are fully disclosed to Agent and are no less favorable to any such Credit Party or any of its Subsidiaries than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate, and (c) payment of reasonable compensation to officers, directors and employees for services actually rendered to any such Credit Party or any of its Subsidiaries.

            Section 3.9 Conduct of Business.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly engage in any business other than businesses of the type described on Schedule 3.9.

            Section 3.10 Fiscal Year.

            No Credit Party shall change its Fiscal Year or permit any of its Subsidiaries to change their respective fiscal years without the consent of Agent.

            Section 3.11 Press Release; Public Offering Materials.

            Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure, including any prospectus, proxy statement or other materials filed with any Governmental Authority relating to a public offering of the Stock of any Credit Party, using the name of Agent, Lead Arranger, Sole Bookrunner, Syndication Agent, any Documentation Agent, or any Lender or any of their respective affiliates or referring to this Agreement, the other Loan Documents or the Related Transactions Documents without at least two (2) Business Days' prior notice to each such named Person and without the prior written consent of each such named Person unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with each such named Person before issuing such press release or other public disclosure. Each Credit Party consents to the publication by Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. Agent or such Lender shall provide a draft of any such tombstone or similar advertising material to each Credit Party for review and comment prior to the publication thereof. Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

            Section 3.12 Subsidiaries.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly establish, create or acquire any new Subsidiary.

            Section 3.13 Bank Accounts.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to establish any new bank accounts without prior written notice to Agent and unless Agent and the bank at which the account is to be opened enter into a tri-party agreement regarding such bank account pursuant to which such bank acknowledges the security interest of Agent in such bank account, agrees to comply with instructions originated by Agent directing disposition of the funds in the bank account without further consent from such Credit Party or Subsidiary, and agrees to subordinate and limit any security interest the bank may have in the bank account on terms satisfactory to Agent.

            Section 3.14 Hazardous Materials.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to cause or permit a Release of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would
(a) violate in any respect, or form the basis for any Environmental Liabilities by the Credit Parties or any of their Subsidiaries under, any Environmental Laws or Environmental Permits or (b) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than such violations or Environmental Liabilities that could not reasonably be expected to have a Material Adverse Effect.

            Section 3.15 ERISA.

            The Credit Parties shall not and shall not cause or permit any ERISA Affiliate to, cause or permit to occur an ERISA Event to the extent such ERISA Event could reasonably be expected to have a Material Adverse Effect.

            Section 3.16 Sale-Leasebacks.

            The Credit Parties shall not and shall not cause or permit any of their Subsidiaries to engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets if the fair market value of the assets subject to such transactions in effect at any time exceeds $500,000 in the aggregate.

            Section 3.17 Changes to Material Contracts.

            The Credit Parties shall give Agent prior written notice of any material change or amendment to any of the following agreements: (a) Strategic Alliance Agreement between Maytag Corporation and Injection Molding dated June 1, 2001, and (b) any Resin Contract. On or before February 10, 2008, the Credit Parties shall not and shall not cause or permit any of their Subsidiaries to change or amend any material term of that certain Supply Agreement dated as of February 10, 2005 between Whirlpool Corporation and Atlantis Plastics Injection Molding, Inc., provided that such agreement may be extended or renewed pursuant to the existing terms.

            Section 3.18 Prepayments of Other Indebtedness.

            The Credit Parties shall not, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than (i) the Obligations; (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Section 3.7(b), and (iii) intercompany Indebtedness reflecting amounts owing to Borrowers.

            Section 3.19 Changes Related to Indebtedness.

            The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly change or amend the terms of any of its Indebtedness permitted by Section 3.1(c), if the effect of such amendment is to:
(a) increase the interest rate on such Indebtedness; (b) accelerate the dates upon which payments of principal or interest are due; (c) increase the principal amount of such Indebtedness; (d) change any event of default or add or make more restrictive any covenant with respect to such Indebtedness; (e) change the redemption or prepayment provisions of such Indebtedness; (f) change the subordination provisions thereof (or the subordination terms of any guaranty thereof); (g) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to any Credit Party or Lenders; or (h) increase the portion of interest payable in cash with respect to any Indebtedness for which interest is payable by the issuance of payment-in-kind notes or is permitted to accrue.

                                   SECTION 4
                         FINANCIAL COVENANTS/REPORTING

            Borrowers covenant and agree that from and after the date hereof until the Termination Date, Borrowers shall perform and comply with, and shall cause each of the other Credit Parties to perform and comply with, all covenants in this Section 4 applicable to such Person.

            Section 4.1 Lease Limits.

            Borrowers will not and will not permit any of their Subsidiaries directly or indirectly to become or remain liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any operating lease, synthetic lease or similar off-balance sheet financing, if the aggregate amount of all rents (or substantially equivalent payments) paid by Borrowers and their Subsidiaries under all such leases would exceed $7,500,000 in any Fiscal Year of Borrowers.

            Section 4.2 Minimum EBITDA.

            Holdings, Borrowers and their Subsidiaries on a consolidated basis shall have, for each period set forth below, EBITDA of not less than the following:

           Fiscal Quarter                                   EBITDA
---------------------------------                        -----------
3 months ended June 30, 2005                             $ 9,000,000
6 months ended September 30, 2005                        $19,000,000
9 months ended December 31, 2005                         $28,200,000
12 months ended March 31, 2006                           $37,700,000

            Section 4.3 Minimum Fixed Charge Coverage Ratio.

            Holdings, Borrowers and their Subsidiaries shall have on a consolidated basis at the end of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the twelve (12) month period then ended of not less than the following (but for the Fiscal Quarters ended September 30, 2005 and December 31, 2005 such period will be six (6) month and nine (9) month respectively, rather than twelve (12) month):

                                     Minimum Fixed Charge
  Fiscal Quarter                        Coverage Ratio
------------------                   --------------------
September 30, 2005                        1.0 to 1.0
December 31, 2005                         1.0 to 1.0
March 31, 2006                           1.10 to 1.0
June 30, 2006                            1.10 to 1.0
September 30, 2006                       1.10 to 1.0
December 31, 2006                        1.10 to 1.0
March 31, 2007                           1.15 to 1.0
June 30, 2007                            1.15 to 1.0
September 30, 2007                       1.20 to 1.0
December 31, 2007                        1.20 to 1.0
March 31, 2008                           1.20 to 1.0
June 30, 2008                            1.20 to 1.0
September 30, 2008 and each              1.25 to 1.0
Fiscal Quarter ending thereafter

            Section 4.4 Maximum Leverage Ratio.

            Holdings, Borrowers and their Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Leverage Ratio as of the last day of such Fiscal Quarter and for the twelve (12) month period then ended of not more than the following:

  Fiscal Quarter                     Maximum Leverage Ratio
------------------                   ----------------------
June 30, 2006                              5.20 to 1.0
September 30, 2006                         5.05 to 1.0
December 31, 2006                          5.05 to 1.0
March 31, 2007                             4.95 to 1.0
June 30, 2007                              4.95 to 1.0
September 30, 2007                         4.80 to 1.0
December 31, 2007                          4.65 to 1.0
March 31, 2008                             4.60 to 1.0
June 30, 2008                              4.60 to 1.0
September 30, 2008                         4.40 to 1.0

  Fiscal Quarter                           Maximum Leverage Ratio
------------------                         ----------------------
December 31, 2008                                4.40 to 1.0
March 31, 2009                                   4.30 to 1.0
June 30, 2009                                    4.30 to 1.0
September 30, 2009                               4.15 to 1.0
December 31, 2009 and each                       4.00 to 1.0
Fiscal Quarter ending thereafter

            Section 4.5 Financial Statements and Other Reports.

            Holdings and Borrowers will maintain, and cause each of their Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of Financial Statements in conformity with GAAP (it being understood that monthly Financial Statements are not required to have footnote disclosures). Borrower Representative will deliver each of the Financial Statements and other reports described below to Agent (and each Lender in the case of the Financial Statements and other reports described in Sections 4.5(a), (b), (e), (f), (g),
(h), (i), (j), (k), (l), (n) and (o)).

            (a) Monthly Financials. As soon as available and in any event within thirty (30) days after the end of each month (including the last month of Borrowers' Fiscal Year), Borrower Representative will deliver (1) the consolidated balance sheets of Holdings and its Subsidiaries, as of the end of such month, and the related consolidated statements of income and cash flow for such month and for the period from the beginning of the then current Fiscal Year of Holdings to the end of such month (together with division by division information), (2) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to Section 4.5(h) and (3) a schedule of the outstanding Indebtedness for borrowed money of Holdings and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

            (b) Year-End Financials. As soon as available and in any event within ninety (90) days after the end of each Fiscal Year of Borrowers, Borrower Representative will deliver (1) the audited consolidated balance sheet of Holdings and its Subsidiaries, as at the end of such year, and the related consolidated statements of income, stockholders' equity and cash flow for such Fiscal Year, (2) a schedule of the outstanding Indebtedness for borrowed money of Holdings and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan and (3) a report with respect to the consolidated Financial Statements from a firm of Certified Public Accountants selected by Borrowers and reasonably acceptable to Agent, which report shall be prepared in accordance with Statement of Auditing Standards No. 58 (the "Statement") "Reports on Audited

Financial Statements" and such report shall be "Unqualified" (as such term is defined in such Statement).

            (c) Accountants' Reports. Promptly upon receipt thereof, Borrower Representative will deliver copies of all significant reports submitted by Borrowers' firm of certified public accountants in connection with each annual, interim or special audit or review of any type of the Financial Statements or related internal control systems of Holdings or its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their services.

            (d)   [INTENTIONALLY OMITTED.]

            (e) Management Report. Together with each delivery of Financial Statements of Borrowers pursuant to Sections 4.5(a) and (b), Borrower Representative will deliver a management report in the form previously provided to the Borrowers' lenders (1) describing the operations and financial condition of Holdings and its Subsidiaries for the month then ended and the portion of the current Fiscal Year then elapsed (or for the Fiscal Year then ended in the case of year-end financials) and (2) discussing the reasons for any significant variations.

            (f) Collateral Value Report. Upon the election of Agent, which may be made not more than once each year and while and so long as an Event of Default shall be continuing, Agent may obtain, at Borrowers' reasonable expense, a report of a collateral auditor satisfactory to Agent (which may be, or be affiliated with, a Lender) with respect to Accounts and Inventory (including verification with respect to the amount, aging, identity and credit of the respective account debtors of Accounts and the billing practices of Borrowers and including verification as to the value, location and respective types of Inventory. The current charge for Agent's internal collateral auditors is $800 per auditor per day plus out of pocket costs and expenses.

            (g) Appraisals. From time to time, if Agent or any Lender determines that obtaining appraisals is necessary in order for Agent or such Lender to comply with applicable laws or regulations, Agent will, at Borrowers' reasonable expense, obtain appraisal reports in form and substance and from appraisers reasonably satisfactory to Agent stating the then current fair market values of all or any portion of the Real Estate owned by Credit Parties. In addition to the foregoing, at Borrowers' reasonable expense, at any time while and so long as an Event of Default shall have occurred and be continuing, and in the absence of a Default or Event of Default not more than once during each calendar year, Agent may obtain appraisal reports in form and substance and from appraisers reasonably satisfactory to Agent stating the then current market values of all or any portion of the Real Estate and personal property owned by any of the Credit Parties.

            (h) Projections. As soon as available and in any event no later than the last day of each of Borrowers' Fiscal Years, Borrower Representative will deliver Projections of Holdings and its Subsidiaries for the forthcoming fiscal year, month by month and for the two (2) subsequent years on an annual basis.

            (i) SEC Filings and Press Releases. Promptly upon their becoming available, Borrower Representative will deliver copies of (1) all Financial Statements, reports, notices and proxy statements sent or made available by Holdings, Borrowers or any of their Subsidiaries to their Stockholders, (2) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Holdings, Borrowers or any of their Subsidiaries with any securities exchange or with the Securities and Exchange Commission, any Governmental Authority or any private regulatory authority, and (3) all press releases and other statements made available by Holdings, Borrowers or any of their respective Subsidiaries to the public concerning developments in the business of any such Person.

            (j) Events of Default, Etc. Promptly upon any officer of any Credit Party obtaining knowledge of any of the following events or conditions, Borrower Representative shall deliver copies of all notices given or received by such Borrower or Holdings or any of their Subsidiaries with respect to any such event or condition and a certificate of Borrower Representative's chief executive officer or chief financial officer specifying the nature and period of existence of such event or condition and what action or actions Holdings, Borrowers or any of their Subsidiaries has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes, or which could reasonably be expected to result in the occurrence of, an Event of Default or Default; (2) any notice that any Person has given to any Borrower or any of their Subsidiaries or any other action taken with respect to a claimed default or event or condition of the type referred to in Section 6.1(b); (3) any event or condition that could reasonably be expected to result in any Material Adverse Effect; or (4) any material default or event of default with respect to any Indebtedness or Contingent Obligation of any Borrower or any of its Subsidiaries.

            (k) Litigation. Promptly upon any officer of any Credit Party obtaining knowledge of (1) the institution of any action, charge, claim, demand, suit, proceeding, petition, governmental investigation, tax audit or arbitration now pending or, to the best knowledge of such Credit Party, threatened against or affecting any Credit Party or any of its Subsidiaries or any property of any Credit Party or any of its Subsidiaries ("Litigation") not previously disclosed by Borrower Representative to Agent or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Credit Party or any property of any Credit Party which, in each case, could reasonably be expected to have a Material Adverse Effect, Borrower Representative will promptly give notice thereof to Agent and provide such other information as may be reasonably available to them to enable Agent and its counsel to evaluate such matter.

            (l) Notice of Corporate and other Changes. Borrower Representative shall provide prompt written notice of (1) all jurisdictions in which a Credit Party becomes qualified after the Closing Date to transact business, (2) any change after the Closing Date in the authorized and issued Stock of any Credit Party or any Subsidiary of any Credit Party or any amendment to their articles or certificate of incorporation, by-laws, partnership agreement or other organizational documents, (3) any Subsidiary created or acquired by any Credit Party or any of its Subsidiaries after the Closing Date, such notice, in each case, to identify the applicable jurisdictions, capital structures or Subsidiaries, as applicable, and (4) any other event that occurs after the Closing Date which would cause any of the representations and warranties in Section 5 of this Agreement or in any other Loan Document to be untrue or misleading in any material respect. The foregoing notice requirement shall not be construed to constitute consent by any of the Lenders to any transaction referred to above which is not expressly permitted by the terms of this Agreement.

            (m) Customer Concentration. Borrower Representative shall provide prompt written notice if the Accounts of any customer exceed in the aggregate an amount equal to twenty (20%) percent of the aggregate of all Accounts of Borrowers at any time.

            (n) Other Information. With reasonable promptness, Borrower Representative will deliver such other information and data with respect to any Credit Party or any Subsidiary of any Credit Party as from time to time may be reasonably requested by Agent or any Lender.

            (o) Compliance and Excess Cash Flow Certificate. Together with each delivery of Financial Statements of Holdings and its Subsidiaries pursuant to Sections 4.5(a) and (b), Borrower Representative will deliver a fully and properly completed Compliance and Excess Cash Flow Certificate (in form substantially similar to Exhibit 4.5(o) (the "Compliance and Excess Cash Flow Certificate") duly executed by Borrower Representative's chief executive officer or chief financial officer or another officer designated by the chief executive officer or chief financial officer.

            (p) Taxes. Borrower Representative shall provide prompt written notice of (i) the execution or filing with the IRS or any other Governmental Authority of any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges by any Credit Party or any of its Subsidiaries and (ii) any agreement by any Credit Party or any of its Subsidiaries or request directed to any Credit Party or any of its Subsidiaries to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, which could reasonably be expected to have a Material Adverse Effect.

            Section 4.6 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

            For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Agent pursuant to
Section 4.5 or any other Section (unless specifically indicated otherwise) shall be prepared in accordance with GAAP as in effect at the time of such preparation; provided that no Accounting Change shall affect financial covenants, standards or terms in this Agreement; provided further that Borrowers shall prepare footnotes to the Financial Statements required to be delivered hereunder that show the differences between the Financial Statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). All such adjustments described in clause (c) of the definition of the term Accounting Changes resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made.

                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES

            To induce Agent and Lenders to enter into the Loan Documents, to make Loans and to issue or cause to be issued Letters of Credit, Borrowers and the other Credit Parties executing this Agreement, jointly and severally, represent, warrant and covenant to Agent and each Lender that the following statements are and, after giving effect to the Related Transactions, will remain true, correct and complete until the Termination Date with respect to all Credit
Parties:

            Section 5.1 Disclosure.

            No representation or warranty of any Credit Party contained in this Agreement, the Financial Statements referred to in Section 5.5, the other Related Transactions Documents or any other document, certificate or written statement furnished to Agent or any Lender by or on behalf of any Credit Party for use in connection with the Loan Documents or the Related Transactions Documents contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.

            Section 5.2 No Material Adverse Effect.

            Since December 31, 2003, there have been no events or changes in facts or circumstances affecting any Credit Party or any of its Subsidiaries which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect and that have not been disclosed herein or in the attached Disclosure Schedules.

            Section 5.3 No Conflict.

            None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the consummation of the Related Transactions does or will violate or conflict with any laws, rules, regulations or orders of any Governmental Authority or violate, conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any Contractual Obligation or organizational documents of any Credit Party or any of its Subsidiaries except if such violations, conflicts, breaches or defaults could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            Section 5.4 Organization, Powers, Capitalization and Good Standing.

            (a) Organization and Powers. Each of the Credit Parties and each of their Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and qualified to do business in all states where such qualification is required except where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. The jurisdiction of organization and all jurisdictions in which each Credit Party is qualified to do business are set forth on Schedule 5.4(a). Each of the Credit Parties and each of their Subsidiaries has (i) all requisite organizational power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Related Transactions Document to which it is a party and to incur the Obligations, grant liens and security interests in the Collateral and carry out the Related Transactions and (ii) authorized by all necessary action the entry into each Related Transactions Document to which it is a party, the incurrence of the Obligations, the granting of the liens and security interests in the Collateral and the performance of the Related Transactions.

            (b) Capitalization. As of the Closing Date: (i) the authorized Stock of each of the Credit Parties and each of their Subsidiaries is as set forth on Schedule 5.4(b); (ii) all issued and outstanding Stock of each of the Credit Parties and each of their Subsidiaries is duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders, and such Stock was issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities; (iii) the identity of the holders of the Stock of each of the Credit Parties and the percentage of their fully-diluted ownership of the Stock of each of the Credit Parties is set forth on Schedule 5.4(b) (provided that for Holdings, only direct or beneficial holders of more than five percent (5%) of any class of Stock are listed); and (iv) no Stock of any Credit Party or any of their Subsidiaries, other than those described above, are issued and outstanding. Except as provided in Schedule 5.4(b), as of the Closing Date, there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party or any of their Subsidiaries of any Stock of any such entity.

            (c) Binding Obligation. This Agreement is, and the other Related Transactions Documents when executed and delivered will be, the legally valid and binding obligations of the applicable parties thereto, each enforceable against each of such parties, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance and other laws affecting creditors' rights, and by general limitations in the availability of equitable remedies.

            Section 5.5 Financial Statements and Projections.

            All Financial Statements concerning Holdings, Borrowers and their Subsidiaries which have been or will hereafter be furnished to Agent pursuant to this Agreement, including those listed below, have been or will be prepared in accordance with GAAP consistently applied (except as disclosed therein) and do or will present fairly the financial condition of the entities covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject to, in the case of unaudited Financial Statements, the absence of footnotes and normal year-end adjustments.

            (a) The consolidated balance sheet at December 31, 2003 and the related statement of income of Holdings and its Subsidiaries, for the Fiscal Year then ended, audited by Ernst & Young.

            (b) The consolidated balance sheet at December 31, 2004 and the related statements of income and cash flow of Holdings and its Subsidiaries for the twelve (12) months then ended.

The Projections delivered on or prior to the Closing Date and the updated Projections delivered pursuant to Section 4.5(h) represent and will represent as of the date thereof the good faith estimate of Borrowers and their senior management concerning the most probable course of their business.

            Section 5.6 Intellectual Property.

            Each of the Credit Parties and its Subsidiaries owns, is licensed to use or otherwise has the right to use, all Intellectual Property used in or necessary for the conduct of its business as currently conducted that is material to the condition (financial or other), business or operations of such Credit Party and its Subsidiaries and all such Intellectual Property is identified on Schedule 5.6 and fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances. Except as disclosed in Schedule 5.6, the use of such Intellectual Property by the Credit Parties and their Subsidiaries and the conduct of their businesses does not and has not been alleged by any Person to infringe on the rights of any Person.

            Section 5.7 Investigations, Audits, Etc.

            As of the Closing Date, except as set forth on Schedule 5.7, no Credit Party or any of their Subsidiaries to their knowledge is the subject of any review or audit by the IRS or any governmental investigation concerning the violation or possible violation of any law.

            Section 5.8 Employee Matters.

            Except as set forth on Schedule 5.8, (a) no Credit Party or Subsidiary of a Credit Party nor any of their respective employees is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Credit Party or any of their Subsidiaries and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Credit Party or any of their Subsidiaries, (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of any Credit Party after due inquiry, threatened between any Credit Party or any of their Subsidiaries and its respective employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect and (d) hours worked by and payment made to employees of each Credit Party and each of their Subsidiaries comply with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matters except to the extent such non-compliance could not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 5.8, neither Borrower nor any of its Subsidiaries is party to an employment contract.

            Section 5.9 Solvency.

            Each of the Credit Parties and its Subsidiaries is Solvent.

            Section 5.10 Litigation; Adverse Facts.

            Except as set forth on Schedule 5.10, there are no judgments outstanding against any Credit Party or any of its Subsidiaries or affecting any property of any Credit Party or any of its Subsidiaries, nor is there any Litigation pending, or to the best knowledge of any Credit Party threatened, against any Credit Party or any of its Subsidiaries which could reasonably be expected to result in any Material Adverse Effect.

            Section 5.11 Use of Proceeds; Margin Regulations.

            (a) No part of the proceeds of any Loan will be used for "buying" or "carrying" "margin stock" within the respective meanings of such terms under Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect or for any other purpose that violates the provisions of the regulations of the Board of Governors of the Federal Reserve System. If requested by Agent, each Credit Party will furnish to Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

            (b) Borrowers shall utilize the proceeds of the Loans solely as provided for in the first recital of this Agreement (and to pay any related transaction expenses). Schedule 5.11 contains a description of Borrowers' sources and uses of funds as of the Closing Date, including Loans and Letter of Credit Obligations to be made or incurred on that date, and a funds flow memorandum detailing how funds from each source are to be transferred for particular uses.

            Section 5.12 Ownership of Property; Liens.

            As of the Closing Date, the real estate ("Real Estate") listed in
Schedule 5.12 constitutes all of the real property owned, leased, subleased, or used by any Credit Party or any of its Subsidiaries. Each of the Credit Parties and each of its Subsidiaries owns good and marketable fee simple title to all of its owned Real Estate, and valid and marketable leasehold interests in all of its leased Real Estate, all as described on Schedule 5.12, and copies of all such leases or a summary of terms thereof reasonably satisfactory to Agent have been delivered to Agent. Schedule 5.12 further describes any Real Estate with respect to which any Credit Party or any of its Subsidiaries is a lessor, sublessor or assignor as of the Closing Date. Each of the Credit Parties and each of its Subsidiaries also has good and marketable title to, or valid leasehold interests in, all of its personal property and assets. As of the Closing Date, none of the properties and assets of any Credit Party or any of its Subsidiaries are subject to any Liens other than Permitted Encumbrances, and there are no facts, circumstances or conditions known to any Borrower that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances against the properties or assets of any Credit Party or any of its Subsidiaries. Each of the Credit Parties and each of its Subsidiaries has received all deeds, assignments, waivers, consents, nondisturbance and attornment or similar agreements, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Credit Party's or Subsidiary's right, title and interest in and to all such Real Estate and other properties and assets.
Schedule 5.12 also describes any purchase options, rights of first refusal or other similar contractual rights pertaining to any Real Estate. As of the Closing Date, no portion of any Credit Party's or any of its Subsidiaries' Real Estate has suffered any material damage by fire or other casualty loss that has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied. As of the Closing Date, all material permits required to have been issued or appropriate to enable the Real Estate to be lawfully occupied and used for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect.

            Section 5.13 Environmental Matters.

            (a)   Except as set forth in Schedule 5.13, as of the Closing Date:
(i) the Real Estate is free of contamination from any Hazardous Material except for such contamination that could not reasonably be expected to adversely impact the value or marketability of such Real Estate and that could not reasonably be expected to result in Environmental Liabilities of the Credit Parties or their Subsidiaries in excess of $250,000 in the aggregate; (ii) no Credit Party and no Subsidiary of a Credit Party has caused or suffered to occur any Release of Hazardous Materials in violation of applicable law on, at, in, under, above, to, from or about any of their Real Estate; (iii) the Credit Parties and their Subsidiaries are and have been in compliance with all Environmental Laws, except for such noncompliance that could not reasonably be expected to result in Environmental Liabilities of the Credit Parties or their Subsidiaries in excess of $250,000 in the aggregate; (iv) the Credit Parties and their Subsidiaries have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such Environmental Permits could not reasonably be expected to result in Environmental Liabilities of the Credit Parties or their Subsidiaries in excess of $250,000 in the aggregate, and all such Environmental Permits are valid, uncontested and in good standing; (v) no Credit Party and no Subsidiary of a Credit Party is involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, that are likely to result in any Environmental Liabilities of such Credit Party or Subsidiary which could reasonably be expected to be in excess of $250,000 in the aggregate, and no Credit Party or Subsidiary of a Credit Party has permitted any current or former tenant or occupant of the Real Estate to engage in any such operations; (vi) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material that seeks damages, penalties, fines, costs or expenses in excess of $100,000 in the aggregate or injunctive relief against, or that alleges criminal misconduct by any Credit Party or any Subsidiary of a Credit Party; (vii) no notice has been received by any Credit Party or any Subsidiary of a Credit Party identifying any of them as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of the Credit Parties, there are no facts, circumstances or conditions that may result in any of the Credit Parties or their Subsidiaries being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and (viii) the Credit Parties have provided to Agent copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any of the Credit Parties or their Subsidiaries.

            (b) Each Credit Party hereby acknowledges and agrees that none of Agent, any Co-Arranger, Syndication Agent, any Documentation Agent nor any Lender (i) is now, or has ever been, in control of any of the Real Estate or affairs of such Credit Party or its Subsidiaries, or (ii) has the capacity through the provisions of the Loan Documents or otherwise to influence any Credit Party's or its Subsidiaries' conduct with respect to the ownership, operation or management of any of their Real Estate or compliance with Environmental Laws or Environmental Permits.

            Section 5.14 ERISA.

            (a) Schedule 5.14 lists all Plans and separately identifies all Pension Plans, including Title IV Plans, Multiemployer Plans, ESOPs and Welfare Plans, including all Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest form IRS/DOL 5500-series for each such Plan have been delivered to Agent. Except with respect to Multiemployer Plans, each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA, including the statement required by 29 CFR Section 2520.104-23. Neither any Credit Party nor ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. Neither any Credit Party nor ERISA Affiliate has engaged in a "prohibited transaction," as defined in Section 406 of ERISA and Section 4975 of the IRC, in connection with any Plan, that would subject any Credit Party to a material tax on prohibited transactions imposed by Section 502(i) of ERISA or
Section 4975 of the IRC.

            (b) Except as set forth in Schedule 5.14: (i) no Title IV Plan has any Unfunded Pension Liability; (ii) no ERISA Event or event described in
Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of any Borrower, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (iv) no Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years no

Title IV Plan of any Credit Party or ERISA Affiliate has been terminated, whether or not in a "standard termination" as that term is used in Section 404(b)(1) of ERISA, nor has any Title IV Plan of any Credit Party or ERISA Affiliate (determined at any time within the past five years) with Unfunded Pension Liabilities been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any Credit Party or ERISA Affiliate; (vi) except in the case of any ESOP, Stock of all Credit Parties and their ERISA Affiliates makes up, in the aggregate, no more than ten percent (10%) of fair market value of the assets of any Plan measured on the basis of fair market value as of the latest valuation date of any Plan; and (vii) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by the S&P or an equivalent rating by another nationally recognized rating agency.

            Section 5.15 Brokers.

            No broker or finder acting on behalf of any Credit Party or Affiliate thereof brought about the obtaining, making or closing of the Loans or the Related Transactions other than Trivest Partners, L.P., and as of the Closing Date no Credit Party or Affiliate thereof has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith other than the $750,000 fee payable to Trivest Partners, L.P.

            Section 5.16 Deposit and Disbursement Accounts.

            Schedule 5.16 lists all banks and other financial institutions at which any Credit Party maintains deposit or other accounts as of the Closing Date, including any Disbursement Accounts, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

            Section 5.17 Agreements and Other Documents.

            As of the Closing Date, each Credit Party has provided to Agent or its counsel, on behalf of Lenders, accurate and complete copies (or summaries) of each agreement or document which is listed in Schedule 5.17: supply agreements and purchase agreements not terminable by such Credit Party within sixty (60) days following written notice issued by such Credit Party and involving transactions in excess of $1,000,000 per annum; leases of Equipment having a remaining term of one year or longer and requiring aggregate rental and other payments in excess of $500,000 per annum; licenses and permits held by the Credit Parties, the absence of which could reasonably be expected to have a Material Adverse Effect; instruments and documents evidencing any Indebtedness or Guaranteed Indebtedness of such Credit Party and any Lien granted by such Credit Party with respect thereto; and instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of such Credit Party.

            Section 5.18 Insurance.

            Schedule 5.18 lists all insurance policies of any nature maintained, as of the Closing Date, for current occurrences by each Credit Party, as well as a summary of the key business terms of each such policy such as deductibles, coverage limits and term of policy.

            Section 5.19 Taxes and Tax Returns.

            (a) As of the Closing Date, (i) all Tax Returns required to be filed by the Credit Parties have been properly filed prior to the due date thereof and (ii) all taxes that are due (other than taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been provided for in accordance with GAAP) have been paid, except where the failure to file Tax Returns or pay taxes would not have a Material Adverse Effect. No Governmental Authority has asserted any claim for taxes, or to any Credit Party's knowledge, has threatened to assert any claim for taxes that would, if not paid by a Credit Party, have a Material Adverse Effect. All taxes required by law to be withheld or collected and remitted (including, without limitation, income tax, unemployment insurance and workmen's compensation premiums) with respect to the Credit Parties have been withheld or collected and paid to the appropriate Governmental Authorities (or are properly being held for such payment), except for amounts the nonpayment of which would not be reasonably likely to have a Material Adverse Effect.

            (b) None of the Credit Parties has been notified that the IRS or any other Governmental Authority, has raised, or intends to raise, any adjustments with respect to Taxes of the Credit Parties, which adjustments would be reasonably likely to have a Material Adverse Effect.

            Section 5.20 Compliance with Laws.

            Each Credit Party (i) is in compliance and each of its Subsidiaries is in compliance with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including, without limitation, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56) and the obligations, covenants and conditions contained in all Contractual Obligations other than those laws, rules, regulations, orders and provisions of such Contractual Obligations the noncompliance with which could not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (ii) maintains and each of its Subsidiaries maintains all licenses, qualifications and permits referred to above other than those which the failure to maintain could not be reasonably expected to have, either individually or in the aggregate a Material Adverse Effect.

                                    SECTION 6
                          DEFAULT, RIGHTS AND REMEDIES

            Section 6.1 Event of Default.

            "Event of Default" shall mean the occurrence or existence of any one or more of the following:

            (a) Payment. (1) Failure to pay any installment or other payment of principal of any Loan when due, or to repay Revolving Loans to reduce their balance to the maximum amount of Revolving Loans then permitted to be outstanding or to reimburse any L/C Issuer for any payment made by such L/C Issuer under or in respect of any Letter of Credit when due or (2) failure to pay, within three (3) Business Days after the due date, any interest on any Loan or any other amount due under this Agreement or any of the other Loan Documents; or

            (b) Default in Other Agreements. (1) Any Credit Party or any of its Subsidiaries fails to pay when due or within any applicable grace period any principal or interest on Indebtedness (including without limitation, the Second Lien Debt, but excluding the Loans) or any Contingent Obligations or (2) breach or default of any Credit Party or any of its Subsidiaries, or the occurrence of any condition or event, with respect to any Indebtedness (including without limitation, the Second Lien Debt, but excluding the Loans) or any Contingent Obligations in an individual principal amount in excess of $250,000 or an aggregate principal amount in excess of $500,000, if such breach is the failure to pay such Indebtedness and/or Contingent Obligation at its stated maturity or if the effect of such breach, default or occurrence is to cause or to permit the holder or holders then to cause, Indebtedness and/or Contingent Obligations to become or be declared due prior to their stated maturity; or

            (c) Breach of Certain Provisions. Failure of any Credit Party to perform or comply with any term or condition contained in that portion of
Section 2.2 relating to the Credit Parties' obligation to maintain insurance,
Section 2.3, Section 3 (other than (i) a failure to comply with Section 3.2 as a result of a non-consensual Lien or (ii) a failure to give notice under Section 3.17) or Section 4 (other than Sections 4.5(a), (b), (e), and (h) violations of which shall constitute an Event of Default three (3) Business Days after the occurrence of such violation unless cured within such period); or

            (d) Breach of Warranty. Any representation, warranty, certification or other statement made by any Credit Party in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect (without duplication of materiality qualifiers contained therein) on the date made; or

            (e) Other Defaults Under Loan Documents. Any Credit Party defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents (other than occurrences described in other provisions of this Section 6.1 for which a different grace or cure period is specified, or for which no cure period is specified and which constitute immediate Events of Default) and such default is not remedied or waived within thirty (30) days after the earlier of (1) receipt by Borrower Representative of notice from Agent or Requisite Lenders of such default or (2) actual knowledge by the chief executive officer, chief financial officer or other senior management of any Borrower or any other Credit Party of such default; or

            (f) Involuntary Bankruptcy; Appointment of Receiver, Etc. (1) A court enters a decree or order for relief with respect to any Credit Party in an involuntary case under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the continuance of any of the following events for sixty (60) days unless dismissed, bonded or discharged: (a) an involuntary case is commenced against any Credit Party, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Credit Party, or over all or a substantial part of its property, is entered; or (c) a receiver, trustee or other custodian is appointed without the consent of a Credit Party, for all or a substantial part of the property of the Credit Party; or

            (g) Voluntary Bankruptcy; Appointment of Receiver, Etc. (1) any Credit Party commences a voluntary case under the Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (2) any Credit Party makes any assignment for the benefit of creditors; or (3) the Board of Directors of any Credit Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this Section 6.1(g); or

            (h) Judgment and Attachments. Any money judgment, writ or warrant of attachment, or similar process (other than those described elsewhere in this Section 6.1) involving (1) an amount in any individual case in excess of $500,000 or (2) an amount in the aggregate at any time in excess of $1,000,000 (in either case to the extent not adequately covered by insurance in Agent's reasonable discretion as to which the insurance company has acknowledged coverage) is entered or filed against one or more of the Credit Parties or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) Business Days prior to the date of any proposed sale thereunder; or

            (i) Dissolution. Any order, judgment or decree is entered against any Credit Party decreeing the dissolution or split up of such Credit Party and such order remains undischarged or unstayed for a period in excess of twenty
(20) days; or

            (j) Solvency. Any Credit Party ceases to be Solvent, fails to pay its debts as they become due or admits in writing its present or prospective inability to pay its debts as they become due; or

            (k) Invalidity of Loan Documents. Any of the Loan Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void or any Lien intended to be created under any Loan Document ceases to be, or is not, valid, perfected and prior to all other Liens (other than (i) Permitted Encumbrances, (ii) as a result of the action of Agent, or (iii) with respect to Collateral having a value in the aggregate of less than $50,000), or any Credit Party denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

            (l) Damage; Casualty. Any event occurs, whether or not insured or insurable, as a result of which revenue-producing activities cease or are substantially curtailed at any facility of any Credit Party generating more than twenty percent (20%) of the consolidated revenues of Holdings and its Subsidiaries for the Fiscal Year preceding such event and such cessation or curtailment continues for more than thirty (30) days; or

            (m) Business Activities. Holdings engages in any type of business activity other than the ownership of Stock of Borrowers, the performance of its obligations under the Loan Documents to which it is a party, and activities incidental to being a holding company, including entering into leases of properties occupied or used by any of the other Credit Parties and entering into supply and purchase agreements on behalf of its Subsidiaries; or

            (n)   Change of Control. A Change of Control occurs; or

            (o) Subordinated Indebtedness. The failure of any Credit Party or any creditor of any Borrower or any of its Subsidiaries to comply with the terms of any subordination or intercreditor agreement or any subordination provisions of any note or other document running to the benefit of Agent or Lenders, or if any such document becomes null and void or any party denies further liability under any such document or provides notice to that effect.

            Section 6.2 Suspension or Termination of Commitments.

            Upon the occurrence of any Event of Default, Agent may, and at the request of Requisite Revolving Lenders Agent shall, without notice or demand, immediately suspend or terminate all or any portion of Lenders' obligations to make additional Loans or issue or cause to be issued Letters of Credit under the Revolving Loan Commitment; provided, that, in the case of a Default, if the subject condition or event is waived by Requisite Revolving Lenders or cured within any applicable grace or cure period, the Revolving Loan Commitment shall be reinstated. In the event that following the suspension or termination of the Commitments in the case of an Event of Default, all Events of Default waived in accordance with this Agreement or cured, Agent together with Supermajority Revolving Lenders may reinstate the Revolving Loan Commitment.

            Section 6.3 Acceleration and other Remedies.

            Upon the occurrence of any Event of Default described in Sections 6.1(f) or 6.1(g), the Commitments shall be immediately terminated and all of the Obligations, including the Revolving Loans, shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived (including for purposes of Section 10) by Borrowers, and the Commitments shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Agent may, and at the request of the Requisite Lenders, Agent shall, by written notice to Borrower Representative (a) reduce the aggregate amount of the Commitments from time to time, (b) declare all or any portion of the Loans and all or any portion of the other Obligations to be, and the same shall forthwith become, immediately due and payable together with accrued interest thereon, (c) terminate all or any portion of the obligations of Agent, L/C Issuers and Lenders to make Revolving Credit Advances and issue Letters of Credit, (d) demand that Borrowers immediately deliver cash to Agent for the benefit of L/C Issuers (and Borrower shall then immediately so deliver) in an amount equal to one hundred five percent (105%) of the aggregate outstanding Letter of Credit Obligations and (e) exercise any other remedies which may be available under the Loan Documents or applicable law. Borrowers hereby grant to Agent, for the benefit of L/C Issuers and each Lender with a participation in any Letters of Credit then outstanding, a security interest in such cash collateral to secure all of the Letter of Credit Obligations. Any such cash collateral shall be made available by Agent to L/C Issuers to reimburse L/C Issuers for payments of drafts drawn under such Letters of Credit and any Fees, Charges and expenses of L/C Issuers with respect to such Letters of Credit and the unused portion thereof, after all such Letters of Credit shall have expired or been fully drawn upon, shall be applied to repay any other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon and all Obligations shall have been satisfied and paid in full, the balance, if any, of such cash collateral shall be returned to Borrowers. Borrowers shall from time to time execute and deliver to Agent such further documents and instruments as Agent may request with respect to such cash collateral.

            Section 6.4 Performance by Agent.

            If any Credit Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, Agent may perform or attempt to perform such covenant, duty or agreement on behalf of such Credit Party after the expiration of any cure or grace periods set forth herein. In such event, such Credit Party shall, at the request of Agent, promptly pay any amount reasonably expended by Agent in such performance or attempted performance to Agent, together with interest thereon at the highest rate of interest in effect upon the occurrence of an Event of Default as specified in Section 1.2(d) from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that Agent shall not have any liability or responsibility for the performance of any obligation of any Credit Party under this Agreement or any other Loan Document.

            Section 6.5 Application of Proceeds.

            Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Borrowers irrevocably waive the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of Borrowers, and Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received at any time or times after the occurrence and during the continuance of an Event of Default against the Obligations in such manner as Agent may deem advisable notwithstanding any previous application by Agent and (b) in the absence of a specific determination by Agent with respect thereto, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all Fees, costs and expenses incurred by or owing to Agent and any Lender with respect to this Agreement, the other Loan Documents or the Collateral; second, to accrued and unpaid interest on the Obligations (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding and to Obligations owing under Interest Rate Agreements required hereunder and entered into with Eligible Swap Counterparties, on a pro rata basis in accordance with the aggregate amounts thereof; fourth to any other obligations of Borrowers owing to Agent or any Lender under the Loan Documents, exclusive of any remaining obligations under "swap agreements" (as defined in Section 101 of the Bankruptcy Code); and fifth, to any other obligations of Credit Parties owing to Agent or any Lender under any "swap agreement" (as defined in Section 101 of the Bankruptcy Code). Any balance remaining shall be delivered to Borrowers or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct.

                                   SECTION 7
                               CONDITIONS TO LOANS

            The obligations of Lenders and L/C Issuers to make Loans and to issue or cause to be issued Letters of Credit are subject to satisfaction of all of the applicable conditions set forth below.

            Section 7.1 Conditions to Initial Loans.

            The obligations of Lenders and L/C Issuers to make the initial Loans and to issue or cause to be issued Letters of Credit on the Closing Date are, in addition to the conditions precedent specified in Section 7.2, subject to (a) the delivery of all documents listed on, the taking of all actions set forth on and the satisfaction of all other conditions precedent listed in the Closing Checklist attached hereto as Annex C (including the letter agreement regarding the subordination of management fees), all in form and substance, or in a manner, satisfactory to Agent and Lenders and (b) the satisfaction of the following conditions:

                  (i) after giving effect to all payments to be made in connection with the Related Transactions, including the payment of all fees and expenses related thereto, the outstanding principal balance of the

      Revolving Loans will be equal to or less than $4,000,000 and Borrowing Availability shall not be less than $19,000,000;

                  (ii) after giving effect to all payments to be made in connection with the Related Transactions, including the payment of all fees and expenses related thereto, the Leverage Ratio shall be no greater than 5.00 to 1.0 (with the Leverage Ratio being calculated with $6,300,000 of add backs to EBITDA for this purpose only);

                  (iii) the transactions contemplated by the Second Lien Debt Documents shall have been consummated in accordance with the terms thereof; and

                  (iv) Borrowers shall have demonstrated to the satisfaction of Agent that the consolidated EBITDA of Holdings and its Subsidiaries for the twelve (12) month period then most recently ended shall not be less than $39,900,000 (after giving effect to $6,300,000 of add backs).

            Section 7.2 Conditions to All Loans.

            Except as otherwise expressly provided herein, no Lender or L/C Issuer shall be obligated to fund any Advance or incur any Letter of Credit Obligation, if, as of the date thereof (the "Funding Date"):

            (a) any representation or warranty by any Credit Party contained herein or in any other Loan Document is untrue or incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date, and Agent or Requisite Revolving Lenders have determined not to make such Advance or incur such Letter of Credit Obligation as a result of the fact that such warranty or representation is untrue or incorrect;

            (b) any Default or Event of Default has occurred and is continuing or would result after giving effect to any Advance (or the incurrence of any Letter of Credit Obligation), and Agent or Requisite Revolving Lenders shall have determined not to make any Advance or incur any Letter of Credit Obligation as a result of that Default or Event of Default; or

            (c) after giving effect to any Advance (or the incurrence of any Letter of Credit Obligations), the outstanding amount of the Revolving Loan would exceed remaining Borrowing Availability.

The request and acceptance by any Borrower of the proceeds of any Advance, the incurrence of any Letter of Credit Obligations or the conversion or continuation of any Loan into, or as, a LIBOR Loan shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by Borrowers that the conditions in this Section 7.2 have been satisfied and (ii) a reaffirmation by Borrowers of the cross guaranty provisions set forth in Section 10 and of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

                                    SECTION 8
                          ASSIGNMENT AND PARTICIPATION

            Section 8.1 Assignment and Participations.

            (a) Subject to the terms of this Section 8.1, any Lender may make an assignment to a Qualified Assignee of, or sale of participations in, at any time or times, the Loan Documents, Loans, Letter of Credit Obligations and any Commitment or any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder. Any assignment by a Lender shall: (i) require the consent of Agent and the execution of an assignment agreement (an "Assignment Agreement" substantially in the form attached hereto as Exhibit 8.1 and otherwise in form and substance reasonably satisfactory to, and acknowledged by, Agent); (ii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) except with respect to assignments to a fund managed by the same Person managing the assigning Lender, after giving effect to any such partial assignment, the assignee Lender shall have Commitments in an amount at least equal to $1,000,000 and the assigning Lender shall have retained Commitments in an amount at least equal to $1,000,000; (iv) require a payment to Agent of an assignment fee of $3,500; and (v) so long as no Event of Default has occurred and is continuing, and except with respect to assignments by a Lender to an Affiliate of such Lender or a fund managed by the same Person managing such Lender, require the consent of Borrower Representative, which shall not be unreasonably withheld or delayed and shall be deemed granted if not objected to within five (5) Business Days following notice thereof to Borrower Representative. Notwithstanding the foregoing, the consent of Borrower Representative shall not be required with respect to assignments made by ML Capital to any Person set forth on the list of committed lenders previously provided to Borrowers by Agent in connection with its primary syndication of the Loans (i.e., the syndication to reduce ML Capital's Commitments to $40,000,000). In the case of an assignment by a Lender under this Section 8.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Lenders hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment. Borrowers hereby acknowledge and agree that any assignment shall give rise to a direct obligation of Borrowers to the assignee and that the assignee shall be considered to be a "Lender." In all instances, each Lender's liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share of the applicable Commitment. In the event Agent or any Lender assigns or otherwise transfers all or any part of the Obligations, Agent or any such Lender shall so notify Borrowers and Borrowers shall, upon the request of Agent or such Lender, execute new Notes in exchange for the Notes, if any, being assigned. Notwithstanding the foregoing provisions of this Section 8.1(a), (a) any Lender may at any time without obtaining the consent of Agent or any Borrower pledge the Obligations held by it and such Lender's rights under this Agreement and the other Loan

Documents, including to a Federal Reserve Bank, provided, that no such pledge shall release a Lender from its obligations hereunder, (b) any Lender that is an investment fund may assign the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to another investment fund managed by the same investment advisor or pledge such Obligations and rights to trustee for the benefit of its investors and (c) any Lender may assign the Obligations to an Affiliate of such Lender or to a Person that is a Lender prior to the date of such assignment.

            (b) Any participation by a Lender of all or any part of its Commitments shall be made with the understanding that all amounts payable by Borrowers hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of or interest rate or Fees payable with respect to any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Solely for purposes of Sections 1.8, 1.9, 8.3 and 9.1, Borrowers acknowledge and agree that a participation shall give rise to a direct obligation of Borrowers to the participant and the participant shall be considered to be a "Lender." Except as set forth in the preceding sentence no Borrower or any other Credit Party shall have any obligation or duty to any participant. Neither Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and the Borrowers, Agent and each other Lender may continue to deal solely with the Lender selling a participation as if no such sale had occurred. Each Borrower agrees that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Person holding a participation herein shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that such right of set-off shall be subject to the obligation of each such Person to share any amount set off with all Lenders.

            (c) Except as expressly provided in this Section 8.1, no Lender shall, as between Borrowers and that Lender, or Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of a participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

            (d) Each Credit Party shall reasonably assist each Lender permitted to sell assignments or participations under this Section 8.1 as required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the prompt preparation of informational materials (including financial materials, marketing materials and projections) for, and the participation of management in meetings with, potential assignees or participants, all on a timetable established by Agent in its reasonable discretion. Each Credit Party executing this Agreement shall certify the correctness, completeness and accuracy of all descriptions of the Credit Parties and their respective affairs contained in any selling materials provided by it and all other information provided by it and included in such materials, except that any Projections delivered by Borrowers shall only be certified by Borrowers as having been prepared by Borrowers in compliance with the representations contained in Section 5.5. Agent shall maintain, on behalf of Borrowers, a "register" for recording the name, address, commitment and Loans owing to each Lender. The entries in such register shall be presumptive evidence of the amounts due and owing to each Lender in the absence of manifest error. Borrowers, Agent and each Lender may treat each Person whose name is recorded in such register pursuant to the terms hereof as a Lender for all purposes of this Agreement. The register described herein shall be available for inspection by Borrower, Syndication Agent and any Lender, at any reasonable time upon reasonable prior notice.

            (e) A Lender may furnish any information concerning Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided that such Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 9.13.

            (f) So long as no Event of Default has occurred and is continuing, no Lender, without the prior written consent of Borrower Representative and Agent, shall assign or sell participations in any portion of its Loans or Commitments to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under Section 1.8(a), increased costs or an inability to fund LIBOR Loans under Section 1.8(b), or withholding taxes in accordance with Section 1.9.

            (g) Notwithstanding the foregoing provisions of this Section 8.1 or any other provision of this Agreement, Agent has the right, but not the obligation, to effectuate assignments of Loans and Revolving Loan Commitments via an electronic settlement system acceptable to Agent as designated in writing from time to time to the Lenders by Agent (the "Settlement Service"). At any time when the Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be consistent with the other provisions of this
Section 8.1. Each assigning Lender and proposed Qualified Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loans and Revolving Loan Commitments pursuant to the Settlement Service. If so elected by each of Agent and the Borrowers, Agent's and the Borrowers' approval of such Qualified Assignee shall be deemed to have been automatically granted with respect to any transfer effected through the Settlement Service. Assignments and assumptions of the Loans and Revolving Loan Commitments shall be effected by the provisions otherwise set forth herein until Agent notifies Lenders of the Settlement Service as set forth herein.

            Section 8.2 Agent.

            (a) Appointment. Each Lender hereby (1) designates and appoints ML Capital as its Agent under this Agreement and the other Loan Documents and (2) irrevocably authorizes Agent to execute and deliver the Collateral Documents and to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consent be obtained in certain instances as provided in this Section
8.2 and Section 9.2. The provisions of this Section 8.2 are solely for the benefit of Agent and Lenders and neither Borrowers nor any other Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers or any other Credit Party. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

            (b) Nature of Duties. The duties of Agent shall be mechanical and administrative in nature. Agent shall not by reason of this Agreement have a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of each Credit Party in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of each Credit Party, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than as expressly required herein). If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the Requisite Lenders, Requisite Revolving Lenders or Supermajority Revolving Lenders have instructed Agent to act or refrain from acting pursuant hereto.

            (c) Rights, Exculpation, Etc. Neither Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable to the extent of its own gross negligence or willful misconduct as determined by a final non-appealable order by a court of competent jurisdiction. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In no event shall Agent be liable for punitive, special, consequential, incidental, exemplary or other similar damages. In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but neither Agent nor any of its agents or representatives shall be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of any Credit Party. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Credit Party, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders with respect to any actions or approvals, which by the terms of this Agreement or any of the Loan Documents, Agent is permitted or required to take or to grant. If such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable; and, notwithstanding the instructions of Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable, Agent shall have no obligation to take any action if it believes, in good faith, that such action is deemed to be illegal by Agent or exposes Agent to any liability for which it has not received satisfactory indemnification in accordance with Section 8.2(e).

            (d) Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any written or oral notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, fax or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

            (e) Indemnification. Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent under this Agreement or any of the

Loan Documents, in proportion to each Lender's Pro Rata Share, but only to the extent that any of the foregoing is not reimbursed by Borrowers; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements to the extent resulting from Agent's gross negligence or willful misconduct as determined by a final non-appealable order by a court of competent jurisdiction. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by the Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or such other portion of the Lenders as shall be prescribed by this Agreement until such additional indemnity is furnished. The obligations of Lenders under this Section 8.2(e) shall survive the payment in full of the Obligations and the termination of this Agreement.

            (f) ML Capital Individually. With respect to its Commitments hereunder, ML Capital shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders," "Requisite Lenders," "Requisite Revolving Lenders," "Supermajority Revolving Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include ML Capital in its individual capacity as a Lender or one of the Requisite Lenders, Requisite Revolving Lenders or Supermajority Revolving Lenders. ML Capital, and each other Lender either directly or through strategic affiliations, may lend money to, acquire equity or other ownership interests in, provide advisory services to and generally engage in any kind of banking, trust or other business with any Credit Party as if it were not acting as Agent or a Lender pursuant hereto and without any duty to account therefor to any other Lenders. ML Capital and each other Lender, either directly or through strategic affiliations, may accept fees and other consideration from any Credit Party for services in connection with this Agreement or otherwise without having to account for the same to the other Lenders.

            (g)   Successor Agent.

                  (i) Resignation. Agent may resign from the performance of all its agency functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to Borrower Representative and Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (ii) below or as otherwise provided in clause (ii) below.

                  (ii) Appointment of Successor. Upon any such notice of resignation pursuant to clause (i) above, Requisite Lenders shall appoint a successor Agent which, unless an Event of Default has occurred and is continuing, shall be reasonably acceptable to Borrowers. If a successor Agent shall not have been so appointed within the thirty (30) Business Day period referred to in clause (i) above, the retiring Agent, upon notice to Borrower Representative, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as Requisite Lenders appoint a successor Agent as provided above.

                  (iii) Successor Agent. Upon the acceptance of any appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all prospective duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Section 8.2 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it in its capacity as Agent.

            (h)   Collateral Matters.

                  (i) Release of Collateral. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral (x) upon termination of the Commitments and payment (or cash collateralization to the satisfaction of Agent) and satisfaction of all Obligations (other than contingent indemnification obligations to the extent no claims giving rise thereto have been asserted) or (y) constituting property being sold or disposed of if Borrowers (or any of them) certify to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry).

                  (ii) Confirmation of Authority; Execution of Releases. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in Section 8.2(h)(i)), each Lender agrees to confirm in writing, upon request by Agent or Borrower Representative, the authority to release any Collateral conferred upon Agent under clauses (x) and (y) of Section 8.2(h)(i). Upon receipt by Agent of any required confirmation from the Requisite Lenders of its authority to release any particular item or types of Collateral, and upon at least ten (10) Business Days' prior written request by Borrower Representative, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent upon such Collateral; provided, however, that (x) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (y) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Credit Party, in respect of), all interests retained by any Credit Party, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (iii) Absence of Duty. Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by the Collateral Documents exists or is owned by Borrowers or any other Credit Party or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Section 8.2(h) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Collateral Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by the Collateral Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders, provided that Agent shall exercise the same care which it would in dealing with loans for its own account.

            (i) Agency for Perfection. Agent and each Lender hereby appoint each other Lender as agent for the purpose of perfecting Agent's security interest in assets which, in accordance with the Code in any applicable jurisdiction, can be perfected by possession or control. Should any Lender (other than Agent) obtain possession or control of any such assets, such Lender shall notify Agent thereof and, promptly upon Agent's request therefor, shall deliver such assets to Agent in accordance with Agent's instructions or transfer control to Agent in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Collateral Document or to realize upon any collateral security for the Loans unless instructed to do so by Agent in writing, it being understood and agreed that such rights and remedies may be exercised only by Agent.

            (j) Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default except with respect to defaults in the payment of principal, interest and Fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or Borrower Representative referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". Agent shall use reasonable efforts to notify each Lender of its receipt of any such notice, unless such notice is with respect to defaults in the payment of principal, interest and fees, in which case Agent shall notify each Lender of its receipt of such notice. Agent shall take such action with respect to such Default or Event of Default as may be requested by Requisite Lenders in accordance with Section 6. Unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

            (k) Lender Actions Against Collateral. Each Lender agrees that it will not take any action, nor institute any actions or proceedings, with respect to the Loans, against any Borrower or any Credit Party hereunder or under the other Loan Documents or against any of the Real Estate encumbered by Mortgages without the consent of the Required Lenders. With respect to any action by Agent to enforce the rights and remedies of Agent and the Lenders under this Agreement and the other Loan Documents, each Lender hereby consents to the jurisdiction of the court in which such action is maintained, and agrees to deliver its Notes to Agent to the extent necessary to enforce the rights and remedies of Agent for the benefit of the Lenders under the Mortgages in accordance with the provisions hereof.

            (l) Additional Titled Agents. Except for rights and powers, if any, expressly reserved under this Agreement to any bookrunner, arranger or to any titled agent named on the cover page of this Agreement (collectively, the "Additional Titled Agents"), other than, and except for obligations, liabilities, duties and responsibilities, if any, expressly assumed under this Agreement by any Additional Titled Agent, no Additional Titled Agent, in such capacity, has any rights, powers, liabilities, duties or responsibilities hereunder or under any of the other Loan Documents. Without limiting the foregoing, no Additional Titled Agent shall have nor be deemed to have a fiduciary relationship with any Lender. At any time that any Lender serving as an Additional Titled Agent shall have transferred to any other Person (other than any Affiliates) all of its interests in the Loans and in the Revolving Loan Commitment, such Lender shall be deemed to have concurrently resigned as such Additional Titled Agent.

            Section 8.3 Set Off and Sharing of Payments.

            In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by Borrowers at any time or from time to time, with reasonably prompt subsequent notice to Borrower Representative (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (A) balances held by such Lender at any of its offices for the account of any Borrower or any of its Subsidiaries (regardless of whether such balances are then due to any Borrower or its Subsidiaries), and (B) other property at any time held or owing by such Lender to or for the credit or for the account of any Borrower or any of its Subsidiaries, against and on account of any of the Obligations; except that no Lender shall exercise any such right without the prior written consent of Agent. Any Lender exercising a right to set off shall purchase for cash (and the other Lenders shall sell) interests in each of such other Lender's Pro Rata Share of the Obligations as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance with their respective Pro Rata Shares. Borrowers agree, to the fullest extent permitted by law, that during the continuance of an Event of a Default any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and upon doing so shall deliver such amount so set off to the Agent for the benefit of all Lenders in accordance with their Pro Rata Shares.

            Section 8.4 Disbursement of Funds.

            Agent may, on behalf of Lenders, disburse funds to Borrowers for Loans requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Loan before Agent disburses same to Borrowers. If Agent elects to require that each Lender make funds available to Agent prior to a disbursement by Agent to Borrowers, Agent shall advise each Lender by telephone or fax of the amount of such Lender's Pro Rata Share of the Loan requested by Borrower Representative no later than noon (Chicago time) on the Funding Date applicable thereto, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Loan, in same day funds, by wire transfer to Agent's account on such Funding Date. If any Lender fails to pay the amount of its Pro Rata Share within one (1) Business Day after Agent's demand, Agent shall promptly notify Borrower Representative, and Borrowers shall immediately repay such amount to Agent. Any repayment required pursuant to this Section 8.4 shall be without premium or penalty. Nothing in this Section 8.4 or elsewhere in this Agreement or the other Loan Documents, including the provisions of Section 8.5, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

            Section 8.5 Disbursements of Advances; Payment.

            (a)   Advances; Payments.

                  (i) Revolving Lenders shall refund or participate in the Swing Line Loan in accordance with clauses (iii) and (iv) of Section 1.1(c). If the Swing Line Lender declines to make a Swing Line Loan or if the Swing Line Commitment has been fully utilized, Agent shall notify Revolving Lenders, promptly after receipt of a Notice of Borrowing and in any event prior to noon (Chicago time) on the date such Notice of a Revolving Credit Advance is received, by fax, telephone or other similar form of transmission. Each Revolving Lender shall make the amount of such Lender's Pro Rata Share of such Revolving Credit Advance available to Agent in same day funds by wire transfer to Agent's account as set forth in Section 1.1(e) not later than 2:00 p.m. (Chicago time) on the requested Funding Date in the case of an Index Rate Loans and not later than 10:00 a.m. (Chicago time) on the requested Funding Date in the case of a LIBOR Loan. After receipt of such wire transfers (or, in the Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Revolving Credit Advance to Borrowers as designated by Borrower Representative in the Notice of Borrowing. All payments by each Revolving Lender shall be made without setoff, counterclaim or deduction of any kind.

                  (ii) At least once each calendar week or more frequently at Agent's election (each, a "Settlement Date"), Agent shall advise each Lender by telephone or fax of the amount of such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that each Lender has funded all payments and Advances required to be made by it and purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Agent shall pay to each Lender such Lender's Pro Rata Share of principal, interest and Fees paid by Borrowers since the previous Settlement Date for the benefit of such Lender on the Loans held by it; provided that Agent shall pay to each Lender such Lender's Pro Rata Share of principal payments with respect to the Term Loan within two (2) Business Days of Agent's receipt of such payments. Such payments shall be made by wire transfer to such Lender's account (as specified by such Lender on its signature page hereto or the applicable Assignment Agreement) not later than 1:00 p.m. (Chicago time) on the next Business Day following each Settlement Date. To the extent that any Lender (a "Non-Funding Lender") has failed to fund all such payments and Advances or failed to fund the purchase of all such participations, Agent shall be entitled to set off the funding shortfall against that Non-Funding Lender's Pro Rata Share of all payments received from Borrowers.

            (b) Availability of Lender's Pro Rata Share. Agent may assume that each Revolving Lender will make its Pro Rata Share of each Revolving Credit Advance available to Agent on each Funding Date. If such Pro Rata Share is not, in fact, paid to Agent by such Revolving Lender when due, Agent will be entitled to recover such amount on demand from such Revolving Lender without setoff, counterclaim or deduction of any kind. If any Revolving Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower Representative and Borrowers shall immediately repay such amount to Agent. Nothing in this Section 8.5(b) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Revolving Lender or to relieve any Revolving Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrowers may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder. To the extent that Agent advances funds to Borrowers on behalf of any Revolving Lender and is not reimbursed therefor on the same Business Day as such Advance is made, Agent shall be entitled to retain for its account all interest accrued on such Advance until reimbursed by the applicable Revolving Lender.

            (c)   Return of Payments.

                  (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.

                  (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to any Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

            (d) Non-Funding Lenders. The failure of any Non-Funding Lender to make any Revolving Credit Advance or any payment required by it hereunder, or to purchase any participation in any Swing Line Loan to be made or purchased by it on the date specified therefor shall not relieve any other Lender (each such other Revolving Lender, an "Other Lender") of its obligations to make such Advance or purchase such participation on such date, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make an Advance, purchase a participation or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" or a "Revolving Lender" (or be included in the calculation of "Requisite Lenders", "Requisite Revolving Lenders" or "Supermajority Revolving Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document unless such vote or consent requires the approval of all Lenders.

            (e) Dissemination of Information. Agent shall use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to, any Credit Party, with notice of any Event of Default of which Agent has actually become aware and with notice of any action taken by Agent following any Event of Default; provided, that Agent shall not be liable to any Lender for any failure to do so.

            (f) Actions in Concert. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of setoff) without first obtaining the prior written consent of Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent or Requisite Lenders. Agent is authorized to issue all notices to be issued by or on behalf of the Lenders with respect to any Subordinated Debt.

                                    SECTION 9
                                  MISCELLANEOUS

            Section 9.1 Indemnities.

            Borrowers agree, jointly and severally, to indemnify, pay, and hold Agent, each Lender, each L/C Issuer and their respective officers, directors, employees, agents, and attorneys (the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs and expenses (including all reasonable fees and expenses of counsel to such Indemnitees) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Indemnitee as a result of such Indemnitees being a party to this Agreement or the transactions consummated pursuant to this Agreement or otherwise relating to any of the Related Transactions; provided that Borrowers shall have no obligation to an Indemnitee hereunder with respect to liabilities to the extent resulting from the gross negligence or willful misconduct of that Indemnitee as determined by a final non-appealable order of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrowers agree to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law.

            Section 9.2 Amendments and Waivers.

            (a) Except for actions expressly permitted to be taken by Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrowers, and by Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable. Except as set forth in clauses (b) and (c) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

            (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement that makes less restrictive the definition of Borrowing Availability shall be effective unless the same shall be in writing and signed by Agent, Supermajority Revolving Lenders and Borrowers. No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement that waives compliance with the conditions precedent set forth in Section 7.2 to the making of any Loan or the incurrence of any Letter of Credit Obligations shall be effective unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrowers. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default or any Event of Default shall be effective for purposes of the conditions precedent to the making of Loans or the incurrence of Letter of Credit Obligations set forth in
Section 7.2 unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrowers.

            (c) No amendment, modification, termination or waiver shall, unless in writing and signed by Agent and each Lender directly affected thereby:
(i) increase the principal amount of any Lender's Commitment (which action shall be deemed only to affect those Lenders whose Commitments are increased and may be approved by Requisite Lenders, including those Lenders whose Commitments are increased); (ii) reduce the principal of, rate of interest on or Fees payable with respect to any Loan or Letter of Credit Obligations of any affected Lender;
(iii) extend any scheduled payment date or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender (which action shall be deemed only to affect those Lenders to whom such payments are made);
(v) release any Guaranty or, except as otherwise permitted in Section 3.7, release all or substantially all of the Collateral (which action shall be deemed to directly affect all Lenders); (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that shall be required for Lenders or any of them to take any action hereunder (any such change shall be deemed to affect all Lenders); and (vii) amend or waive this
Section 9.2 or the definitions of the terms "Requisite Lenders", "Requisite Revolving Lenders" or "Supermajority Revolving Lenders" insofar as such definitions affect the substance of this Section 9.2 (any such amendment or waiver shall be deemed to affect all Lenders). Notwithstanding the foregoing, any release contemplated by clause (v) of the immediately preceding sentence shall not require a writing signed by Agent and each Lender directly affected thereby, but instead shall require a writing signed by Agent and Lenders having
(a) more than seventy-five percent (75%) of the Commitments of all Lenders, or
(b) if the Commitments have been terminated, more than seventy-five percent (75%) of the aggregate outstanding amount of the Loans. Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Agent or L/C Issuers under this Agreement or any other Loan Document shall be effective unless in writing and signed by Agent or L/C Issuers, as the case may be, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.2 shall be binding upon each holder of the Notes at the time outstanding and each future holder of the Notes.

            Section 9.3 Notices.

            Any notice or other communication required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago time; (c) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

            Notices shall be addressed as follows:

            If to Borrower               ATLANTIS PLASTIC FILMS, INC.
            Representative:              1870 The Exchange
                                         Suite 200
                                         Atlanta, Georgia  30339
                                         Attn:  Chief Financial Officer
                                         Fax:   (770) 933-1390

            With a copy to:              TRIVEST PARTNERS, L.P.
                                         2665 South Bayshore
                                         8th Floor
                                         Miami, Florida  33133
                                         Attn:  Peter Vandenberg, Jr.
                                         Fax:   (305) 285-0102

            With a copy to:              GREENBERG TRAURIG, LLP
                                         2375 East Camelback Road
                                         Suite 700
                                         Phoenix, Arizona  85016
                                         Attn:  Jeffrey H. Verbin
                                         Fax:   (602) 445-8630

            If to Agent or ML Capital:   MERRILL LYNCH CAPITAL
                                         222 North LaSalle Street
                                         15th Floor
                                         Chicago, Illinois  60601
                                         Attn: Atlantis Plastics Account Manager
                                         Fax: (312) 499-3920

            If to a Lender:              To the address set forth on the
                                         signature page hereto or in the
                                         applicable Assignment Agreement

            Section 9.4 Failure or Indulgence Not Waiver; Remedies Cumulative.

            No failure or delay on the part of Agent or any Lender to exercise, nor any partial exercise of, any power, right or privilege hereunder or under any other Loan Documents shall impair such power, right, or privilege or be construed to be a waiver of any Default or Event of Default. All rights and remedies existing hereunder or under any other Loan Document are cumulative to and not exclusive of any rights or remedies otherwise available.

            Section 9.5 Marshaling; Payments Set Aside.

            Neither Agent nor any Lender shall be under any obligation to marshal any assets in payment of any or all of the Obligations. To the extent that Borrowers make payment(s) or Agent enforces its Liens or Agent or any Lender exercises its right of set-off, and such payment(s) or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

            Section 9.6 Severability.

            The invalidity, illegality, or unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions in the Loan Documents.

            Section 9.7 Lenders' Obligations Several; Independent Nature of Lenders' Rights.

            The obligation of each Lender hereunder is several and not joint and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. In the event that any Lender at any time should fail to make a Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Loan that was to have been made by the Lender so failing to make such Loan. Nothing contained in any Loan Document and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt.

            Section 9.8 Headings.

            Section and subsection headings are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

            Section 9.9 Applicable Law.

            THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS WHICH DOES NOT EXPRESSLY SET FORTH APPLICABLE LAW SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            Section 9.10 Successors and Assigns.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Borrowers may not assign their rights or obligations hereunder without the written consent of all Lenders.

            Section 9.11 No Fiduciary Relationship; Limited Liability.

            No provision in the Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty owing to Borrowers by Agent or any Lender. Borrowers agree that neither Agent nor any Lender shall have liability to Borrowers (whether sounding in tort, contract or otherwise) for losses suffered by Borrowers in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless and to the extent that it is determined that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought as determined by a final non-appealable order by a court of competent jurisdiction. Neither Agent nor any Lender shall have any liability with respect to, and Borrowers hereby waive, release and agree not to sue for, any special, indirect or consequential damages suffered by Borrowers in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

            Section 9.12 Construction.

            Agent, each Lender, Borrowers and each other Credit Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by Agent, each Lender, Borrowers and each other Credit Party.

            Section 9.13 Confidentiality.

            Agent and each Lender shall hold all non-public information regarding the Credit Parties and their respective businesses and obtained by Agent or any Lender pursuant to the requirements hereof in accordance with such Person's customary procedures for handling information of such nature, except that disclosure of such information may be made (i) to their respective agents, employees, Subsidiaries, Affiliates, attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services, (ii) to prospective transferees or purchasers of any interest in the Loans, and to prospective contractual counterparties (or the professional advisors thereto) in swap agreements permitted hereby, provided that any such Persons shall have agreed to be bound by the provisions of this
Section 9.13, (iii) as required by law, subpoena, judicial order or similar order and in connection with any litigation, (iv) as may be required in connection with the examination, audit or similar investigation of such Person and (v) to a Person that is a trustee, investment advisor, collateral manager, servicer, noteholder or secured party in a Securitization (as hereinafter defined) in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization. For the purposes of this
Section 9.13, "Securitization" shall mean a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns, of securities which represent an interest in, or which are collateralized, in whole or in party, by the Loans. Confidential information shall not include information that either: (i) is in the public domain, or becomes part of the public domain after disclosure to such Person through no fault of such Person, or (ii) is disclosed to such Person by a Person other than a Credit Party, provided that Agent does not have actual knowledge that such Person is prohibited from disclosing such information. The obligations of Agent and Lenders under this Section 9.13 shall supersede and replace the obligations of Agent and Lenders under any confidentiality agreement in respect of this financing executed and delivered by Agent or any Lender prior to the date hereof.

            Section 9.14 CONSENT TO JURISDICTION.

            BORROWERS AND CREDIT PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWERS AND CREDIT PARTIES EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWERS AND CREDIT PARTIES HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS AND CREDIT PARTIES BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER REPRESENTATIVE, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWERS, CREDIT PARTIES OR ANY OF THEIR AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWERS OR SUCH CREDIT PARTIES FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWERS AND CREDIT PARTIES AGREE THAT AGENT'S OR ANY LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWERS AND CREDIT PARTIES IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE.

            Section 9.15 WAIVER OF JURY TRIAL.

            BORROWERS, CREDIT PARTIES, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. BORROWERS, CREDIT PARTIES, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON

THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWERS, CREDIT PARTIES, AGENT AND EACH LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

            Section 9.16 Survival of Warranties and Certain Agreements.

            All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans, issuances of Letters of Credit and the execution and delivery of the Notes. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrowers set forth in Sections 1.3(e), 1.8, 1.9 and 9.1 shall survive the repayment of the Obligations and the termination of this Agreement.

            Section 9.17 Entire Agreement.

            This Agreement, the Notes and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior commitments, agreements, representations, and understandings, whether oral or written, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. All Exhibits, Schedules and Annexes referred to herein are incorporated in this Agreement by reference and constitute a part of this Agreement.

            Section 9.18 Counterparts; Effectiveness.

            This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one in the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

            Section 9.19 Replacement of Lenders.

            (a) Within fifteen (15) days after receipt by Borrower Representative of written notice and demand from any Lender for payment pursuant to Section 1.8 or 1.9 or, as provided in this Section 9.19(c), in the case of certain refusals by any Lender to consent to certain proposed amendments, modifications, terminations or waivers with respect to this Agreement that have been approved by Requisite Lenders or Requisite Revolving Lenders, as applicable (any such Lender demanding such payment or refusing to so consent being referred to herein as an "Affected Lender"), Borrowers may, at their option, notify Agent and such Affected Lender of its intention to do one of the following (provided, if a Default or Event of Default exists Requisite Lenders have consented to the same):

                  (i) Borrowers may obtain, at Borrowers' expense, a replacement Lender ("Replacement Lender") for such Affected Lender, which Replacement Lender shall be reasonably satisfactory to Agent. In the event Borrowers obtain a Replacement Lender that will purchase all outstanding Obligations owed to such Affected Lender and assume its Commitments hereunder within ninety (90) days following notice of Borrowers' intention to do so, the Affected Lender shall (x) sell and assign all of its rights for an amount equal to the principal balance of all Loans held by such Affected Lender and all accrued interest and Fees and other Obligations owing to such Lender through the date of such sale and (y) delegate all of its obligations under this Agreement to such Replacement Lender in accordance with the provisions of Section 8.1, provided that Borrowers have reimbursed such Affected Lender for any administrative fee payable pursuant to Section 8.1 and, in any case where such replacement occurs as the result of a demand for payment pursuant to Section 1.8 or 1.9, paid all amounts required to be paid to such Affected Lender pursuant to
      Section 1.8 or 1.9 through the date of such sale and assignment; or

                  (ii) Borrowers may, with Agent's consent, prepay in full all outstanding Obligations owed to such Affected Lender and terminate such Affected Lender's Pro Rata Share of the Revolving Loan Commitment and Pro Rata Share of the Term Loan Commitment, in which case the Revolving Loan Commitment and Term Loan Commitment will be reduced by the amount of such Pro Rata Share. Borrowers shall, within ninety (90) days following notice of their intention to do so, prepay in full all outstanding Obligations owed to such Affected Lender (including, in any case where such prepayment occurs as the result of a demand for payment for increased costs, such Affected Lender's increased costs for which it is entitled to reimbursement under this Agreement through the date of such prepayment), and terminate such Affected Lender's obligations under the Revolving Loan Commitment and Term Loan Commitment.

            (b) In the case of a Non-Funding Lender pursuant to Section 8.5(a), at Borrower Representative's request, Agent or a Person acceptable to Agent shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from any Non-Funding Lender, and each Non-Funding Lender agrees that it shall, at Agent's request, sell and assign to Agent or such Person, all of the Loans and Commitments of that Non-Funding Lender for an amount equal to the principal balance of all Loans held by such Non-Funding Lender and all accrued interest and Fees and other Obligations to such Lender through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

            (c) If, in connection with any proposed amendment, modification, waiver or termination pursuant to Section 9.2 (a "Proposed Change"):

                  (i) requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clause (ii) below being referred to as a "Non-Consenting Lender"), or

                  (ii) requiring the consent of Supermajority Revolving Lenders, the consent of Requisite Revolving Lenders is obtained, but the consent of Supermajority Revolving Lenders is not obtained, then, so long as (x) Agent is not a Non-Consenting Lender, and (y) if a Default or Event of Default exists, Requisite Lenders have consented to such repayment, at Borrower Representative's request Agent, or a Person reasonably acceptable to Agent, shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon Agent's request, sell and assign to Agent or such Person, all of the Loans and Commitments of such Non-Consenting Lenders for an amount equal to the principal balance of all Loans held by the Non-Consenting Lenders and all accrued interest and Fees and other Obligations owing to such Non-Consenting Lenders through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

            Section 9.20 Delivery of Termination Statements and Mortgage
Releases.

            Upon payment in full in cash and performance of all of the Obligations (other than indemnification Obligations), termination of the Commitments and a release of all claims against Agent and Lenders, and so long as no suits, actions proceedings, or claims are pending or threatened against any Indemnitee asserting any damages, losses or liabilities that are indemnified liabilities hereunder, Agent shall deliver to Borrower Representative termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

            Section 9.21 Subordination of Intercompany Indebtedness.

            (a) Each Credit Party hereby agrees that any intercompany Indebtedness or other intercompany payables or receivables, or intercompany advances directly or indirectly made by or owed to such Credit Party by any other Credit Party (collectively, "Intercompany Debt"), of whatever nature at any time outstanding shall be subordinate and subject in right of payment to the prior payment in full in cash of the Obligations.

            (b) Upon any payment or distribution of any assets of any Credit Party of any kind or character, whether in cash, property or securities by set-off, recoupment or otherwise, to creditors in any liquidation or other winding-up of such Credit Party or in the event of any insolvency proceeding, Agent and Lenders shall first be entitled to receive payment in full in cash, in accordance with the terms of the Obligations and of this Agreement, of all amounts payable under or in respect of such Obligations, before any payment or distribution is made on, or in respect of, any Intercompany Debt, in any such insolvency proceeding, any distribution or payment, to which Agent or any Lender would be entitled except for the provisions hereof shall be paid by such Credit Party, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to Agent (for the benefit of Agent and the Lenders) to the extent necessary to pay all such Obligations in full in cash, after giving effect to any concurrent payment or distribution to Agent and Lenders (or to Agent for the benefit of Agent and Lenders).

                                   SECTION 10
                           JOINT AND SEVERAL LIABILITY

            Section 10.1 Joint and Several Liability.

            Each Borrower hereby agrees that such Borrower is jointly and severally liable for the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Agents and Lenders. Each Borrower agrees that its obligations under this Section 10 shall not be discharged until payment and performance, in full in cash, of the Obligations has occurred, and that its obligations under this Agreement shall be absolute and unconditional, irrespective of, and unaffected by,

            (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

            (b) the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Agents and Lenders in respect thereof (including the release of any such security); or

            (c)   the insolvency of any Credit Party.

            Section 10.2 Waivers by Borrowers.

            Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Agent or Lenders to marshal assets or to proceed in respect of the Obligations hereunder against any other Credit Party, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 10 and such waivers, Agent and Lenders would decline to enter into this Agreement.

            Section 10.3 Benefit.

            Each Borrower agrees that the provisions of this Section 10 are for the benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Agent or Lenders, the obligations of such other Borrower under the Loan Documents.

            Section 10.4 Waiver of Subrogation, Etc.

            Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 10.7, each Borrower hereby expressly and irrevocably waives any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a co-obligor. Each Borrower acknowledges and agrees that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect such Borrower's liability hereunder or the enforceability of this Section 10, and that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 10.4.

            Section 10.5 Election of Remedies.

            If Agent or any Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving Agent or such Lender a Lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section
10. If, in the exercise of any of its rights and remedies, Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Borrower hereby consents to such action by Agent or such Lender and waives any claim based upon such action, even if such action by Agent or such Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Agent or such Lender. Any election of remedies that results in the denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's obligation to pay the full amount of the Obligations. In the event Agent or any Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Agent or such Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Agent or such Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Agent, Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations under this
Section 10, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

            Section 10.6 Limitation.

            Notwithstanding any provision herein contained to the contrary, each Borrower's liability shall be limited to an amount not to exceed as of any date of determination the amount that could be claimed by Agent and Lenders from such Borrower without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Borrower's right of contribution and indemnification from each other Borrower under Section 10.7.

            Section 10.7 Contribution with Respect to Obligations.

            (a) To the extent that any Borrower shall make a payment of all or any of the Obligations (a "Payment") that, taking into account all other Payments then previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Payment in the same proportion that such Borrower's Allocable Amount (as defined below) (as determined immediately prior to such Payment) bore to the aggregate Allocable Amounts of each of the Borrowers as determined immediately prior to the making of such Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Payment.

            (b) As of any date of determination, the "Allocable Amount" of any Borrower shall be equal to the maximum amount of the claim that could then be recovered from such Borrower without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

            (c) This Section 10.7 is intended only to define the relative rights of Borrowers and nothing set forth in this Section 10.7 is intended to or shall impair the obligations of Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 10.1. Nothing contained in this
Section 10.7 shall limit the liability of any Borrower to pay the Loans made to any Borrower and accrued interest, Fees and expenses with respect thereto.

            (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Borrower to which such contribution and indemnification is owing.

            (e) The rights of the indemnifying Borrowers against other Credit Parties under this Section 10.7 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the Commitments.

            Section 10.8 Liability Cumulative.

            The liability of Borrowers under this Section 10 is in addition to and shall be cumulative with all liabilities of each Borrower to Agent and Lenders under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrowers, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

            Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                         ATLANTIS PLASTIC FILMS, INC.
                                         ATLANTIS MOLDED PLASTICS, INC.
                                         ATLANTIS FILMS, INC.
                                         RIGAL PLASTICS, INC.
                                         ATLANTIS PLASTICS INJECTION
                                            MOLDING, INC.
                                         PIERCE PLASTICS, INC.
                                         EXTRUSION MASTERS, INC.,
                                         each as a Borrower

                                         Each By: ______________________________
                                         Name: Paul G. Saari
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                         ATLANTIS PLASTICS, INC.,
                                         as a Credit Party

                                         By: ___________________________________
                                         Name: Paul G. Saari
                                         Title: Senior Vice President and Chief
                                                Financial Officer

Signature Page to Credit Agreement

                                         MERRILL LYNCH CAPITAL, a division of
                                         Merrill Lynch Business Financial
                                         Services, Inc. as Administrative Agent,
                                         Lead Arranger, Sole Bookrunner and a
                                         Lender

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

Signature Pages to Credit Agreement

                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as Syndication Agent and a Lender

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                         Address: 335 Madison Avenue
                                                  New York, New York  10017
                                                  Attn: Gina Provenzale

                                         ABA No.: 021-001-033
                                         Account No.: 50-232-854
                                         Account Name.: GECC
                                         Account Reference.: Atlantis Plastics
                                         Bank: Deutsche Bank & Trust

Signature Pages to Credit Agreement

                                      ING CAPITAL LLC, as a Lender

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________
                                      Address: 1325 Avenue of the Americas
                                               8th Floor
                                               New York, New York  10019
                                               Attn: Lawrence Eyink
                                               Fax: (646) 424-6390

                                      ABA No.: 021000021
                                      Account No.: 066 297 311
                                      Account Name:  ING Capital LLC Loan/Agency
                                      Account Reference:  Atlantis Plastics
                                      Bank: JP Morgan Chase Bank
                                      Bank Address: 1 Chase Manhattan Plaza
                                                    New York, New York  10081

Signature Pages to Credit Agreement

                                     ANNEX A
                                       TO
                                CREDIT AGREEMENT

                                   DEFINITIONS

            Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Agreement:

            "Account Debtor" means any Person who may become obligated to any Credit Party under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

            "Accounting Changes" means: (a) changes in accounting principles required by GAAP and implemented by any Holdings or any of its Subsidiaries; (b) changes in accounting principles recommended by Borrowers' certified public accountants and implemented by any Borrower; and (c) changes in carrying value of any Borrower's or any of its Subsidiaries' assets, liabilities or equity accounts resulting from (i) the application of purchase accounting principles (A.P.B. 16 and/or 17 and EITF 88-16 and FASB 109) to the Related Transactions or
(ii) as the result of any other adjustments that, in each case, were applicable to, but not included in, the Pro Forma.

            "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of each Credit Party's rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Credit Party's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Credit Party for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Credit Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Credit Party), (e) all healthcare insurance receivables, and (f) all collateral security of any kind, now or hereafter in existence, given by any Account Debtor or other Person with respect to any of the foregoing.

            "Advances" means any Revolving Credit Advance or Swing Line Advance, as the context may require.

                                     Annex A

            "Affected Lender" has the meaning ascribed to it in Section 9.19(a).

            "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, (c) each of such Person's officers, directors, joint venturers and partners and (d) in the case of Borrowers, the immediate family members, spouses and lineal descendants of individuals who are Affiliates of any Borrower. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the term "Affiliate" shall specifically exclude Agent and each Lender.

            "Agent" means ML Capital in its capacity as administrative agent for Lenders or its successor appointed pursuant to Section 8.2.

            "Agreement" means this Credit Agreement (including all schedules, subschedules, annexes and exhibits hereto), as the same may be amended, supplemented, restated or otherwise modified from time to time.

            "Allocable Amount" has the meaning ascribed to it in Section 10.7.

            "Applicable L/C Margin" means the per annum fee, from time to time in effect, payable with respect to outstanding Letter of Credit Obligations as determined by reference to Section 1.2(a).

            "Applicable Margins" means collectively the Applicable L/C Margin, the Applicable Revolver Index Margin, the Applicable Term Loan Index Margin, the Applicable Revolver LIBOR Margin and the Applicable Term Loan LIBOR Margin.

            "Applicable Revolver Index Margin" means the per annum interest rate margin from time to time in effect and payable in addition to the Index Rate applicable to the Revolving Loan, as determined by reference to Section 1.2(a).

            "Applicable Revolver LIBOR Margin" means the per annum interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to the Revolving Loan, as determined by reference to Section 1.2(a).

            "Applicable Term Loan Index Margin" means the per annum interest rate from time to time in effect and payable in addition to the Index Rate applicable to the Term Loan, as determined by reference to Section 1.2(a).

            "Applicable Term Loan LIBOR Margin" means the per annum interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to Term Loan, as determined by reference to Section 1.2(a).

                                     Annex A
                                     Page 2

            "Asset Disposition" means the disposition whether by sale, lease, transfer, loss, damage, destruction, casualty, condemnation or otherwise of any of the following: (a) any of the Stock or other equity or ownership interest of any of Borrowers' Subsidiaries or (b) any or all of the assets of Borrowers or any of their Subsidiaries other than sales of Inventory in the ordinary course of business.

            "Assignment Agreement" has the meaning ascribed to it in Section 8.1(a).

            "Atlantis Films" has the meaning ascribed to it in the preamble to the Agreement.

            "Atlantis Molded Plastics" has the meaning ascribed to it in the preamble to the Agreement.

            "Atlantis Plastic Films" has the meaning ascribed to it in the preamble to the Agreement.

            "Bankruptcy Code" means the provisions of Title 11 of the United States Code, 11 U.S.C. Sections.101 et seq. or other applicable bankruptcy, insolvency or similar laws.

            "Borrower" and "Borrowers" have the respective meanings ascribed to them in the preamble to the Agreement.

            "Borrower Representative" means Atlantis Plastic Films in its capacity as Borrower Representative pursuant to the provisions of Section 1.10.

            "Borrowers Stockholders Pledge Agreement" means the Pledge Agreement of even date herewith executed by each of the Borrowers' Stockholders in favor of Agent, on behalf of itself and Lenders, pledging all Stock of Borrowers and their other Subsidiaries.

            "Borrowing Availability" means as of any date of determination the Maximum Amount less the sum of (a) the Revolving Loan then outstanding (including, without duplication, the outstanding balance of Letter of Credit Obligations and the Swing Line Loan then outstanding) and (b) Reserves required by Agent in its reasonable credit judgment.

            "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or Georgia and in reference to LIBOR Loans shall mean any such day that is also a LIBOR Business Day.

            "Capital Expenditures" has the meaning ascribed to it in Section 4.1 of Schedule 1 to Exhibit 4.8(o).

            "Capital Lease" means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

                                     Annex A

            "Capital Lease Obligation" means, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

            "Cash Equivalents" means: (i) marketable securities (A) issued or directly and unconditionally guaranteed as to interest and principal by the United States government or (B) issued by any agency of the United States government the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after acquisition thereof and having, at the time of acquisition, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iii) commercial paper maturing no more than one year from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that is at least (A) "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (B) has Tier 1 capital (as defined in such regulations) of not less than $250,000,000, in each case maturing within one year after issuance or acceptance thereof; and (v) shares of any money market mutual or similar funds that (A) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) through (iv) above, (B) has net assets of not less than $500,000,000 and (C) has the highest rating obtainable from either S&P or Moody's.

            "Certificate of Exemption" has the meaning ascribed to it in Section 1.9(c).

            "Change of Control" means any of the following: (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934), other than Earl W. Powell and/or Phillip George, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of shares of Stock of Holdings that are able to cast more than twenty-five percent (25%) of the votes for the election of directors of Holdings under ordinary circumstances; (b) during any period of twelve (12) consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Holdings (together with any new directors whose election by the board of directors of Holdings or whose nomination for election by the Stockholders of Holdings was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; (c) Holdings ceases to own and control all of the economic and voting rights associated with all of the outstanding Stock of Atlantis Films, Atlantis Molded Plastics, Atlantis Plastic Films, Atlantis Plastics Foreign Sales, Inc. (other than as a result of the dissolution of Atlantis Plastics Foreign Sales, Inc.), or Rigal Plastics or any of its Subsidiaries formed or acquired after the Closing Date; (d) Atlantis Films, Atlantis Molded

                                     Annex A

Plastics, Atlantis Plastic Films, Atlantis Plastics Foreign Sales, Inc., or Rigal Plastics ceases to own and control all of the economic and voting rights associated with all of the outstanding Stock of any of its Subsidiaries (other than as a result of the dissolution of Atlantis Plastics Foreign Sales, Inc.);
(e) Earl W. Powell, directly or beneficially, during his lifetime ceases to own and control at least sixty percent (60%) of the Stock of Holdings owned by him on December 27, 2002; or (f) the Management Agreement ceases to be in effect.

            "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental premiums and other amounts (including premiums and other amounts owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Credit Party, (d) any Credit Party's ownership or use of any properties or other assets, or (e) any other aspect of any Credit Party's business.

            "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Credit Party, wherever located.

            "Closing Checklist" means the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as Annex C.

            "Closing Date" means March 22, 2005.

            "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent's or any Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

            "Collateral" means the property covered by the Security Agreement, the Mortgages and the other Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Agent, on behalf of itself and Lenders, to secure the Obligations or any portion thereof.

                                     Annex A

            "Collateral Documents" means the Security Agreement, the Pledge Agreements, the Guaranties, the Mortgages, the Patent Security Agreements, the Trademark Security Agreements, the Copyright Security Agreements and all similar agreements entered into from time to time guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations or any portion thereof.

            "Commitment Termination Date" means the earliest of (a) March 22, 2011, (b) the date of termination of Lenders' obligations to make Advances and to incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 6.3, and (c) the date of (i) indefeasible prepayment in full by Borrowers of the Loans, (ii) the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Section 1.5(f), and (iii) the permanent reduction of the Commitments to zero dollars ($0).

            "Commitments" means (a) as to any Lender, the aggregate of such Lender's Revolving Loan Commitment and Term Loan Commitment as set forth on Annex B to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments and Term Loan Commitments, which aggregate commitment shall be One Hundred Forty-Five Million Dollars ($145,000,000) on the Closing Date, as such Commitments may be reduced, amortized or adjusted from time to time in accordance with the Agreement.

            "Compliance and Excess Cash Flow Certificate" has the meaning ascribed to it in Section 4.5(o).

            "Consolidated Net Income" has the meaning ascribed to it in Section
4.2 of Schedule 1 to Exhibit 4.5(o).

            "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person: (i) with respect to Guaranteed Indebtedness and with respect to any Indebtedness, lease, dividend or other obligation of another Person if the purpose or intent of the Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (iii) under any foreign exchange contract, currency swap agreement, interest rate swap agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, (iv) any agreement, contract or transaction involving commodity options or future contracts, (v) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, or (vi) pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any

                                     Annex A

Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

            "Contractual Obligations" means, as applied to any Person, any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject including the Related Transactions Documents.

            "Copyright License" means any and all rights nor owned or hereafter acquired by any Credit Party under any written agreement granting any right to use any Copyright or Copyright registration.

            "Copyright Security Agreements" means the copyright security agreements made in favor of Agent, on behalf of itself and Lenders, by each applicable Credit Party.

            "Copyrights" means all of the following now owned or hereafter created or acquired by any Credit Party: (a) all copyrights and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; and (b) all reissues, extensions or renewals thereof.

            "Credit Parties" means Holdings, Borrowers, and each of their respective Subsidiaries and each other Person who executes this Agreement as a "Credit Party" or a Guaranty or who grants a Lien on all or part of its assets to secure all of part of the Obligations.

            "Current Assets" means, with respect to any Person, all current assets of such Person as of any date of determination calculated in accordance with GAAP, but excluding cash, cash equivalents and debts due from Affiliates.

            "Current Liabilities" means, with respect to any Person, all liabilities that should, in accordance with GAAP, be classified as current liabilities, and in any event shall include all Indebtedness payable on demand or within one year from any date of determination without any option on the part of the obligor to extend or renew beyond such year, all accruals for federal or other taxes based on or measured by income and payable within such year, but excluding the current portion of long-term debt required to be paid within one year and the aggregate outstanding principal balances of the Revolving Loan and the Swing Line Loan.

            "Default" means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

            "Default Rate" has the meaning ascribed to it in Section 1.2(d).

                                     Annex A

            "Disbursement Account" has the meaning ascribed to it in Section 1.1(e).

            "Disclosure Schedules" means the Schedules prepared by Borrowers and denominated as Schedules 3.2 through 5.18 in the index to the Agreement.

            "Documents" means any "document," as such term is defined in the Code, including electronic documents, now owned or hereafter acquired by any Credit Party, wherever located.

            "Dollars" or "$" means lawful currency of the United States of America.

            "EBITDA" has the meaning ascribed to it in Section 4.2 of Schedule 1 to Exhibit 4.5(o).

            "Eligible Swap Counterparty" means Agent, any Affiliate of Agent, any Lender and/or any Affiliate of any Lender that (i) from time to time enters into a "swap agreement" (as defined in Section 101 of the Bankruptcy Code) with any Credit Party and (ii) in the case of a Lender or an Affiliate of a Lender other than ML Capital, is expressly identified by Agent as maintaining a reporting system acceptable to Agent with respect to swap agreement exposure and agrees with Agent to provide regular reporting to Agent, in form and content reasonably satisfactory to Agent, with respect to such exposure.

            "Environmental Laws" means all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C.
Section 9601 et seq.) ("CERCLA"); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. Section 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. Section 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. Section 2601 et seq.); the Clean Air Act (42
U.S.C. Section 7401 et seq.); the Federal Water Pollution Control Act (33
U.S.C. Section 1251 et seq.); the Occupational Safety and Health Act (29
U.S.C. Sections 651 et seq.); and the Safe Drinking Water Act (42
U.S.C. Sections 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

            "Environmental Liabilities" means, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and

                                     Annex A
expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

            "Environmental Permits" means all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

            "Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located and, in any event, including all such Credit Party's machinery and equipment, including, but not limited to, processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulations promulgated thereunder.

            "ERISA Affiliate" means, with respect to any Credit Party, any trade or business (whether or not incorporated) that, together with such Credit Party, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

            "ERISA Event" means, with respect to any Credit Party or any ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan; (b) the withdrawal of any Credit Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under
Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by any Credit Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within thirty (30) days; (g) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the

                                     Annex A
termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under
Section 4241 or 4245 of ERISA; or (i) the loss of a Qualified Plan's qualification or tax exempt status; or (j) the termination of a Plan described in Section 4064 of ERISA.

            "ESOP" means a Plan that is intended to satisfy the requirements of
Section 4975(e)(7) of the IRC.

            "Event of Default" has the meaning ascribed to it in Section 6.1.

            "Excess Cash Flow" has the meaning ascribed to it in Schedule 2 to
Exhibit 4.4(o).

            "Extrusion Masters" has the meaning ascribed to it in the preamble to the Agreement.

            "Fair Labor Standards Act" means the Fair Labor Standards Act, 29 U.S.C. Section 201 et seq.

            "Federal Funds Rate" means, for any day, a floating rate equal to the weighted average of the rates on overnight federal funds transactions among members of the Federal Reserve System, as determined by Agent in its sole discretion, which determination shall be final, binding and conclusive (absent manifest error).

            "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

            "Fees" means any and all fees payable to Agent or any Lender pursuant to the Agreement or any of the other Loan Documents.

            "Financial Statements" means the consolidated income statements, statements of cash flows and balance sheets of Holdings, Borrowers and their Subsidiaries delivered in accordance with Section 4.5.

            "Fiscal Quarter" means any of the quarterly accounting periods of Borrowers, ending on March 31, June 30, September 30 and December 31 of each year.

            "Fiscal Year" means any of the annual accounting periods of Borrowers ending on December 31 of each year.

            "Fixed Charges" has the meaning ascribed to it in Section 4.3 of
Schedule 1 to Exhibit 4.5(o).

                                     Annex A

            "Fixed Charge Coverage Ratio" has the meaning ascribed to it in
Section 4.3 of Schedule 1 to Exhibit 4.5(o).

            "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party.

            "Foreign Lender" has the meaning ascribed to it in Section 1.9(c).

            "Funded Debt" means, with respect to any Person, without duplication, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness (which shall exclude Letter of Credit Obligations and Indebtedness of the type described in clause (g) of the defined term "Indebtedness"), and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Borrowers, the Obligations (excluding Letter of Credit Obligations) and, without duplication, Guaranteed Indebtedness consisting of guaranties of Funded Debt of other Persons.

            "Funding Date" has the meaning ascribed to it in Section 7.2.

            "GAAP" means generally accepted accounting principles in the United States of America, consistently applied.

            "General Intangibles" means "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including all right, title and interest that such Credit Party may now or hereafter have in or under any Contractual Obligation, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, chooses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Credit Party or any computer bureau or service company from time to time acting for such Credit Party.

                                     Annex A

            "Goods" means any "goods," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Guaranteed Indebtedness" means, as to any Person, any obligation of such Person guaranteeing, providing comfort or otherwise supporting any Indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person to (a) purchase or repurchase any such primary obligation, (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (d) protect the beneficiary of such arrangement from loss (other than product warranties given in the ordinary course of business) or
(e) indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness, or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

            "Guaranties" means, collectively, the Holdings Guaranty and any other guaranty executed by any Guarantor in favor of Agent and Lenders in respect of the Obligations.

            "Guarantor Payment" has the meaning ascribed to it on Section 10.7.

            "Guarantors" means Holdings and each other Person, if any, that executes a guaranty or other similar agreement in favor of Agent, for itself and the ratable benefit of Lenders, in connection with the transactions contemplated by the Agreement and the other Loan Documents.

            "Hazardous Material" means any substance, material or waste that is regulated by, or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance that is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted

                                     Annex A
hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, or (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

            "Holdings" has the meaning ascribed thereto in the recitals to the Agreement.

            "Holdings Guaranty" means the guaranty of even date herewith executed by Holdings in favor of Agent, on behalf of itself and Lenders.

            "Indebtedness" means, with respect to any Person, without duplication (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred six (6) months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are unsecured and not overdue by more than six (6) months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations and the present value (discounted at the Index Rate as in effect on the Closing Date) of future rental payments under all synthetic leases, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (i) "earnouts" and similar payment obligations, and (j) the Obligations.

            "Indemnitees" has the meaning ascribed to it in Section 9.1.

            "Index Rate" means, for any day, a floating rate equal to the higher of (i) the Federal Funds Rate plus one-half of one percent (0.50%) per annum and
(ii) the rate of interest which is identified and normally published by Bloomberg Professional Service Page Prime as the "Prime Rate" (or, if more than one rate is published as the Prime Rate, then the highest of such rates). Any change in Index Rate will become effective as of the date the rate of interest which is so identified as the "Prime Rate" is different from that published on the preceding Business Day. If Bloomberg Professional Service no longer reports the Prime Rate, or if such Page Prime no longer exists, or Agent reasonably determines in good faith that the rate so reported no longer accurately reflects an accurate determination of the

                                     Annex A
prevailing Prime Rate, Agent may select a reasonably comparable index or source to use as the basis for the Index Rate. Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

            "Index Rate Loan" means a Loan or portion thereof bearing interest by reference to the Index Rate.

            "Injection Molding" has the meaning ascribed to it in the preamble to the Agreement.

            "Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

            "Intellectual Property" means any and all Licenses, Patents, Copyrights, Trademarks, and the goodwill associated with such Trademarks.

            "Interest Payment Date" means (a) as to any Index Rate Loan, the first Business Day of each month to occur while such Loan is outstanding, and
(b) as to any LIBOR Loan, the last day of the applicable LIBOR Period; provided that, in the case of any LIBOR Period greater than three (3) months in duration, interest shall be payable at three (3) month intervals and on the last day of such LIBOR Period; and provided further that, in addition to the foregoing, each of (x) the date upon which all of the Commitments have been terminated and the Loans have been paid in full and (y) the Commitment Termination Date shall be deemed to be an "Interest Payment Date" with respect to any interest that has then accrued under the Agreement.

            "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or similar agreement or arrangement designed to protect Borrowers against fluctuations in interest rates entered into by Borrowers pursuant to Section 2.9.

            "Inventory" means any "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, including inventory, merchandise, goods and other personal property that are held by or on behalf of any Credit Party for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, supplies or materials of any kind, nature or description used or consumed or to be used or consumed in such Credit Party's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

            "Investment" means (i) any direct or indirect purchase or other acquisition by Borrowers or any of their Subsidiaries of any Stock, or other ownership interest in, or the

                                     Annex A
obligations of, any other Person, and (ii) any direct or indirect loan, advance or capital contribution by Borrowers or any of their Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

            "Investment Property" means all "investment property," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, including: (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Credit Party, including the rights of such Credit Party to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Credit Party;
(iv) all commodity contracts of any Credit Party; and (v) all commodity accounts held by any Credit Party.

            "IRC" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

            "IRS" means the Internal Revenue Service.

            "LaVanture Acquisition" means the acquisition by Extrusion Masters of certain of the assets of LaVanture Products Company Inc., an Indiana corporation ("LaVanture Products"), LaVanture Plastic Extrusion Technologies, Inc., an Indiana corporation ("LaVanture Extrusion") and Molded Designs Technology, Inc., an Indiana corporation ("Molded Designs"; and, collectively with LaVanture Products and LaVanture Extrusion, the "Sellers"), pursuant to the terms of that certain Asset Purchase Agreement dated as of November 9, 2004, by and among the Sellers and Extrusion Masters.

            "L/C Issuer" means any Revolving Lender or a Subsidiary thereof or a bank or other legally authorized Person selected by or acceptable to Agent in its reasonable discretion that has agreed in writing to be an L/C Issuer hereunder, in such Person's capacity as an issuer of Letters of Credit hereunder.

            "L/C Sublimit" has the meaning ascribed to it in Section 1.1(d).

            "Lenders" means ML Capital, the other Lenders named on the signature pages of the Agreement, and, if any such Lender shall assign all or any portion of the Obligations, such term shall include any assignee of such Lender. In addition to the foregoing, for the purpose of identifying the Persons entitled to share in the Collateral and the proceeds thereof under, and in accordance with the provisions of, this Agreement and the other Loan Documents, the term "Lender" shall include Eligible Swap Counterparties.

                                     Annex A

            "Letters of Credit" means documentary or standby letters of credit issued for the account of a Borrower by L/C Issuers, and bankers' acceptances issued by Borrowers, for which Agent and Lenders have incurred Letter of Credit Obligations.

            "Letter of Credit Fee" has the meaning ascribed to it in Section 1.3(c).

            "Letter of Credit Obligations" means all outstanding obligations incurred by Agent and Lenders at the request of Borrower Representative, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of Letters of Credit by L/C Issuers or the purchase of a participation as set forth in Section 1.1(d) with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall equal the maximum amount that may be payable by Agent and Lenders thereupon or pursuant thereto.

            "Leverage Ratio" has the meaning ascribed to it in Section 4.4 of
Schedule 1 to Exhibit 4.5(o).

            "LIBOR Breakage Fee" means an amount equal to the amount of any losses, expenses, liabilities (including, without limitation, any loss (including interest paid) and lost opportunity cost in connection with the re-employment of such funds) that any Lender may sustain as a result of (i) any default by any Borrower in making any borrowing of, conversion into or continuation of any LIBOR Loan following Borrower Representative's delivery to Agent of any LIBOR Loan request in respect thereof or (ii) any payment of a LIBOR Loan on any day that is not the last day of the LIBOR Period applicable thereto (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise). For purposes of calculating amounts payable to a Lender under Section 1.3(e), each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at LIBOR in an amount equal to the amount of that LIBOR Loan and having a maturity and repricing characteristics comparable to the relevant LIBOR Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under Section 1.3(e).

            "LIBOR Business Day" means a Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

            "LIBOR Loans" means a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.

            "LIBOR Period" means, with respect to any LIBOR Loan, each period commencing on a LIBOR Business Day selected by Borrower Representative pursuant to the Agreement and ending one, two, three or six months thereafter, as selected by Borrower Representative's irrevocable notice to Agent as set forth in Section 1.2(e); provided, that the foregoing provision relating to LIBOR Periods is subject to the following:

                                     Annex A

            (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

            (b) any LIBOR Period that would otherwise extend beyond the date set forth in clause (a) of the definition of "Commitment Termination Date" shall end two (2) LIBOR Business Days prior to such date;

            (c) any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

            (d) Borrower Representative shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Loan during a LIBOR Period for such Loan;

            (e) Borrower Representative shall select LIBOR Periods so that there shall be no more than six (6) separate LIBOR Loans in existence at any one time; and

            (f) no LIBOR Period may be selected for any portion of the Term Loan if a Scheduled Installment for Term Loan is payable during such LIBOR Period and the portion of the Term Loan which constitutes an Index Rate Loan does not equal or exceed the amount of such Scheduled Installment.

            "LIBOR Rate" means for each LIBOR Period, a per annum rate of interest (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Agent equal to (i) the rate of interest which is identified and normally published by Bloomberg Professional Service Page BBAM 1 as the offered rate for loans in United States dollars for the applicable LIBOR Period under the caption British Bankers Association LIBOR Rates as of 11:00 a.m. (London time), on the second full Business Day next preceding the first day of such LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by (ii) the sum of one minus the daily average during such LIBOR Period of the aggregate maximum reserve requirement (expressed as a decimal) then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for "Eurocurrency Liabilities" (as defined therein). If Bloomberg Professional Service no longer reports the LIBOR or Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Agent in the London Interbank Market or if such index no longer exists or if Page BBAM 1 no longer exists or accurately reflects the rate available to Agent in the London Interbank Market, Agent may select a replacement index or replacement page, as the case may be.:

                                     Annex A

            "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Credit Party.

            "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

            "Litigation" has the meaning ascribed to it in Section 4.5(k).

            "Loan Account" has the meaning ascribed to it in Section 1.7.

            "Loan Documents" means the Agreement, the Notes, the Collateral Documents, the ML Capital Fee Letter and all other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party, or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

            "Loans" means the Revolving Loan, the Swing Line Loan and the Term Loan(s).

            "Management Agreement" means the Management Agreement dated as of January 1, 2003, as amended on the Closing Date, between Holdings and Trivest Partners, L.P., a Florida limited partnership, as the same may be amended, restated or replaced in accordance with the proviso to Section 3.5(c).

            "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of the Credit Parties taken as a whole, (b) Borrowers' ability to pay any of the Loans or any of the other Obligations in accordance with the terms of the Agreement,
(c) the Collateral or Agent's Liens, on behalf of itself and Lenders, on the Collateral or the priority of such Liens, or (d) Agent's or any Lender's rights and remedies under the Agreement and the other Loan Documents.

            "Maximum Amount" means, as of any date of determination, an amount equal to the Revolving Loan Commitment of all Lenders as of that date.

                                     Annex A

            "Maximum Lawful Rate" has the meaning ascribed to it in Section 1.2(f).

            "ML Capital" has the meaning ascribed to it in the Preamble.

            "ML Capital Fee Letter" has the meaning ascribed to it in Section 1.3(a).

            "Moody's" means Moody's Investor's Services, Inc.

            "Mortgages" means each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by any Credit Party to Agent on behalf of itself and Lenders with respect to the Real Estate.

            "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA, and to which any Credit Party or ERISA Affiliate is making, is obligated to make or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

            "Net Proceeds" means cash proceeds received by Borrowers or any of their Subsidiaries from any Asset Disposition (including insurance proceeds, awards of condemnation, and payments under notes or other debt securities received in connection with any Asset Disposition), net of (a) the costs of such Asset Disposition (including taxes attributable to such sale, lease or transfer) and (b) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed.

            "Non-Consenting Lender" has the meaning ascribed to it in Section 9.19(c).

            "Non-Funding Lender" has the meaning ascribed to it in Section
8.5(a).

            "Notes" means, collectively, the Revolving Notes, the Swing Line Note and the Term Notes.

            "Notice of Borrowing" has the meaning ascribed to it in Section 1.1(b).

            "Obligations" means all loans, advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable), including obligations pursuant to Letter of Credit Obligations, owing by any Credit Party to Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against any Credit Party in bankruptcy, whether or not allowed in such case or proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to any Credit Party under the Agreement or any of the other

                                     Annex A

Loan Documents. In addition to, but without duplication of, the foregoing, the Obligations shall include, without limitation, all debts, liabilities and obligations arising from or in connection with all "swap agreements" (as defined in Section 101 of the Bankruptcy Code) entered into with any Eligible Swap Counterparty.

            "Other Lender" has the meaning ascribed to it in Section 8.5(d).

            "Patent License" means rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right with respect to any invention on which a Patent is in existence.

            "Patent Security Agreements" means the patent security agreements made in favor of Agent, on behalf of itself and Lenders, by each applicable Credit Party.

            "Patents" means all of the following in which any Credit Party now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

            "PBGC" means the Pension Benefit Guaranty Corporation.

            "Pension Plan" means a Plan described in Section 3(2) of ERISA.

            "Permitted Dividend/Option Cancellation" has the meaning ascribed to it in the recitals to the Agreement.

            "Permitted Encumbrances" means the following encumbrances: (a) Liens for taxes or assessments or other governmental Charges not yet delinquent; (b) pledges or deposits of money securing statutory obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation (excluding Liens under ERISA); (c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Credit Party is a party as lessee made in the ordinary course of business; (d) inchoate and unperfected workers', mechanics' or similar liens arising in the ordinary course of business, so long as such Liens attach only to Equipment, Fixtures and/or Real Estate; (e) carriers', warehousemen's, suppliers' or other similar possessory liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $500,000 at any time, so long as such Liens attach only to Inventory; (f) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Credit Party is a party; (g) any attachment or judgment lien not constituting an Event of Default under Section 6.1; (h) zoning restrictions, easements, licenses, or other restrictions on the use of any Real Estate or other minor irregularities in title (including leasehold title) thereto, so long

                                     Annex A
as the same do not materially impair the use, value, or marketability of such Real Estate; (i) presently existing or hereafter created Liens in favor of Agent, on behalf of Lenders; (j) Liens existing on the date hereof and renewal, and extensions thereof which Liens are set forth on Schedule 3.2; (k) Liens securing Indebtedness permitted by Section 3.1(d), provided that the Liens attach only to the assets financed by such Indebtedness; and (l) Liens securing the Second Lien Debt.

            "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

            "Pierce Plastics" has the meaning ascribed to it in the preamble to the Agreement.

            "Plan" means, at any time, an "employee benefit plan," as defined in
Section 3(3) of ERISA, that any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Credit Party.

            "Pledge Agreements" means the Borrowers Stockholders Pledge Agreement and any other pledge agreement entered into after the Closing Date by any Credit Party with respect to the Obligations.

            "Prior Lender Obligations" means all obligations of Holdings and Borrowers under or in connection with the Credit Agreement, dated as of December 27, 2002, among Borrowers, General Electric Capital Corporation, as Agent and the lenders party thereto, as amended.

            "Pro Forma" means the unaudited consolidated and consolidating balance sheets of Holdings, Borrowers and their Subsidiaries prepared in accordance with GAAP as of the Closing Date after giving effect to the Related Transactions. The Pro Forma is annexed hereto as Annex D.

            "Pro Rata Share" means with respect to all matters relating to any Lender (a) with respect to the Revolving Loan, the percentage obtained by dividing (i) the Revolving Loan Commitment of that Lender by (ii) the aggregate Revolving Loan Commitments of all Lenders, (b) with respect to the Term Loan, the percentage obtained by dividing (i) the applicable Term Loan Commitment of that Lender by (ii) the aggregate Term Loan Commitments of all Lenders, (c) with respect to all Loans, the percentage obtained by dividing (i) the aggregate Commitments of that Lender by (ii) the aggregate Commitments of all Lenders, and
(d) with respect to all Loans on and after the Commitment Termination Date, the percentage obtained by dividing (i) the aggregate outstanding principal balance of

                                     Annex A
the Loans held by that Lender, by (ii) the outstanding principal balance of the Loans held by all Lenders, as any such percentages may be adjusted by assignments pursuant to Section 8.1.

            "Projections" means Holdings forecasted consolidated: (a) balance sheets; (b) profit and loss statements; and (c) cash flow statements, in a form consistent with the historical Financial Statements of Borrowers.

            "Proposed Change" has the meaning ascribed to it in Section 9.19(c).

            "Qualified Assignee" means (a) any Lender, any Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in (or warehouses) commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor, and (b) any commercial bank, savings and loan association or savings bank or any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which has a rating of BBB or higher from S&P and a rating of Baa2 or higher from Moody's at the date that it becomes a Lender and which, through its applicable lending office, is capable of lending to Borrowers without the imposition of any withholding or similar taxes; provided that no Person or Affiliate of such Person (other than a Person that is already a Lender) holding Subordinated Debt (exclusive of Second Lien Debt) or Stock issued by any Credit Party shall be a Qualified Assignee.

            "Qualified Plan" means a Pension Plan that is intended to be tax-qualified under Section 401(a) of the IRC.

            "Real Estate" has the meaning ascribed to it in Section 5.12.

            "Refinancing" means the repayment in full by Borrowers of the Prior Lender Obligations on the Closing Date.

            "Refunded Swing Line Loan" has the meaning ascribed to it in Section 1.1(c)(iii).

            "Related Transactions" means the initial borrowing under the Revolving Loan and the Term Loan on the Closing Date, the Refinancing, the issuance of the Second Lien Debt, the payment of all Fees, costs and expenses associated with all of the foregoing and the execution and delivery of all of the Related Transactions Documents.

            "Related Transactions Documents" means the Loan Documents, the Second Lien Debt Documents and all other agreements or instruments executed in connection with the Related Transactions.

            "Release" means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge,

                                     Annex A
dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

            "Replacement Lender" has the meaning ascribed to it in Section 9.19(a).

            "Requisite Lenders" means Lenders having (a) more than fifty percent (50%) of the Commitments of all Lenders, or (b) if the Commitments have been terminated, more than fifty percent (50%) of the aggregate outstanding amount of the Loans.

            "Requisite Revolving Lenders" means Lenders having (a) more than fifty percent (50%) of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, more than fifty percent (50%) of the aggregate outstanding amount of the Revolving Loan (with the Swing Line Loan being attributed to the Lender making such Loan).

            "Reserves" means, reserves against Borrowing Availability that Agent may, in its reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of accrued interest expenses or Indebtedness shall be deemed to be a reasonable exercise of Agent's credit judgment.

            "Resin Contracts" means the contracts for the supply of resin entered into by Borrowers and/or Holdings following the Closing Date in form and substance reasonably satisfactory to Agent with each of Exxon Mobil Chemical Company, Equistar Chemicals, LP and the Dow Chemical Company.

            "Restricted Payment" means, with respect to any Credit Party (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of Stock; (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Credit Party's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; (c) any payment or prepayment of principal of, premium, if any, or interest, fees, liquidated damages or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt; (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Credit Party now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Credit Party's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Credit Party other than payment of compensation in the ordinary course of business to Stockholders who are employees of such Credit Party; and (g) any payment of management fees (or other fees of a

                                     Annex A
similar nature) or out-of-pocket expenses in connection therewith by such Credit Party to any Stockholder of such Credit Party or its Affiliates.

            "Retiree Welfare Plan" means, at any time, a Welfare Plan that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

            "Revolving Credit Advance" has the meaning ascribed to it in Section 1.1(b).

            "Revolving Lenders" means those Lenders having a Revolving Loan Commitment.

            "Revolving Loan(s)" means, at any time, the sum of (i) the aggregate amount of Revolving Credit Advances outstanding to Borrowers (including Swing Line Advances) plus (ii) the aggregate Letter of Credit Obligations incurred on behalf of Borrowers. Unless the context otherwise requires, references to the outstanding principal balance of the Revolving Loan shall include the outstanding balance of Letter of Credit Obligations.

            "Revolving Loan Commitment" means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of Revolving Credit Advances or incur its Pro Rata Share of Letter of Credit Obligations (including, in the case of the Swing Line Lender, its commitment to make Swing Line Advances as a portion of its Revolving Loan Commitment) as set forth on Annex B or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Revolving Credit Advances (including, in the case of the Swing Line Lender, Swing Line Advances) or incur Letter of Credit Obligations, which aggregate commitment shall be Twenty-Five Million Dollars ($25,000,000) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

            "Revolving Notes" has the meaning ascribed to it in Section 1.1(b).

            "Rigal Plastics" has the meaning ascribed to it in the preamble to the Agreement.

            "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc.

            "Scheduled Installments" has the meaning ascribed to it in Section 1.1(a).

            "Second Lien Debt" means the Indebtedness outstanding from time to time under the Second Lien Debt Documents.

            "Second Lien Debt Documents" means that certain Second Lien Credit Agreement of even date herewith among the Borrowers, The Bank of New York, as agent,

                                     Annex A
and the lenders thereunder, together with all other "Loan Documents" (as such term is defined in such Second Lien Credit Agreement), each as amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time.

            "Security Agreement" means the Security Agreement of even date herewith entered into by and among Agent, on behalf of itself and Lenders, and each Credit Party that is a signatory thereto.

            "Settlement Date" has the meaning ascribed to it in Section 8.5(a)(ii).

            "Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

            "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including subordinated and contingent liabilities, of such Person; (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and liabilities, including subordinated and contingent liabilities as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

            "Statement" has the meaning ascribed to it in Section 4.5(b).

            "Stock" means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

            "Stockholder" means, with respect to any Person, each holder of Stock of such Person.

            "Subordinated Debt" means the Second Lien Debt and any other Indebtedness of any Credit Party subordinated to the Obligations in a manner and form satisfactory to

                                     Annex A

Agent and Requisite Lenders in their sole discretion, as to right and time of payment and as to any other rights and remedies thereunder.

            "Subsidiary" means, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Borrower.

            "Supermajority Revolving Lenders" means Lenders having (a) sixty-six and two-thirds percent (66 2/3%) or more of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, sixty-six and two-thirds percent (66 2/3%) or more of the aggregate outstanding amount of the Revolving Loan (with the Swing Line Loan being attributed to the Lender making such Loan).

            "Swing Line Advance" has the meaning ascribed to it in Section
1.1(c).

            "Swing Line Commitment" means the commitment of the Swing Line Lender to make Swing Line Advances as set forth on Annex B to the Agreement, which commitment constitutes a subfacility of the Revolving Loan Commitment of the Swing Line Lender.

            "Swing Line Lender" means ML Capital.

            "Swing Line Loan" means at any time, the aggregate amount of Swing Line Advances outstanding to Borrowers.

            "Swing Line Note" has the meaning ascribed to it in Section 1.1(c).

            "Tax Returns" means all reports, returns, information returns, claims for refund, elections, estimated tax filings or payments, requests for extension, documents, statements, declarations and certifications and other information required to be filed with respect to taxes, including attachments thereto and amendments thereof.

            "Term Lenders" means those Lenders having Term Loan Commitments.

            "Term Loan" has the meaning ascribed to it in Section 1.1(a).

                                     Annex A

            "Term Loan Commitment" means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of the Term Loan (as set forth on Annex
B) in the maximum aggregate amount set forth in Section 1.1(a) or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Term Loan. The Term Loan Commitment with respect to the Term Loan shall reduce automatically by the amount prepaid or repaid in respect of the Term Loan (but solely by the amount of such prepayment or repayment allocable to a Lender, for purposes of clause
(a) of this definition).

            "Term Notes" has the meaning ascribed to it in Section 1.1(a).

            "Termination Date" means the date on which (a) the Loans have been repaid in full, (b) all other Obligations under the Agreement and the other Loan Documents have been completely discharged (other than unasserted contingent indemnification obligations), (c) all Letter of Credit Obligations have been cash collateralized in the amount set forth in Section 1.5(f), cancelled or backed by standby letters of credit acceptable to Agent and (d) no Borrower shall have any further right to borrow any monies under the Agreement.

            "Title IV Plan" means a Pension Plan (other than a Multiemployer
Plan), that is covered by Title IV of ERISA, and that any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

            "Trademark License" means rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right to use any Trademark.

            "Trademark Security Agreements" means the trademark security agreements made in favor of Agent, on behalf of itself and Lenders, by each applicable Credit Party.

            "Trademarks" means all of the following now owned or hereafter adopted or acquired by any Credit Party: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, internet domain names, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

            "Unfunded Pension Liability" means, at any time, the aggregate amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding

                                     Annex A
purposes in effect under such Title IV Plan, and (b) for a period of 5 years following a transaction which might reasonably be expected to be covered by
Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Credit Party or any ERISA Affiliate as a result of such transaction.

            "Welfare Plan" means a Plan described in Section 3(l) of ERISA.

            Rules of construction with respect to accounting terms used in the Agreement or the other Loan Documents shall be as set forth or referred to in this Annex A. All other undefined terms contained in any of the Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles or Divisions of the Code, the definition contained in Article or Division 9 shall control. Unless otherwise specified, references in the Agreement or any of the Appendices to a section, subsection or clause refer to such section, subsection or clause as contained in the Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.

            Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Credit Party, such words are intended to signify that such Credit Party has actual knowledge or awareness of a particular fact or circumstance or that such Credit Party, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                                     Annex A

                 ANNEX B (FROM ANNEX A - COMMITMENTS DEFINITION)
                                       TO
                                CREDIT AGREEMENT

                     PRO RATA SHARES AND COMMITMENT AMOUNTS

                                            Lender(s)

Revolving Loan Commitment                   Merrill Lynch Capital
(including a Swing Line Commitment
of $7,500,000):
$12,500,000

Term Loan Commitment:                       Merrill Lynch Capital
$83,000,000

Revolving Loan Commitment:                  General Electric Capital Corporation
$12,500,000

Term Loan Commitment:                       General Electric Capital Corporation
$25,000,000

Term Loan Commitment:                       ING Capital LLC
$12,000,000

                                     ANNEX B

                                     ANNEX C
                                       TO
                                CREDIT AGREEMENT

                                CLOSING CHECKLIST

                           [INSERT CLOSING CHECKLIST]

                                     Annex C

                                     ANNEX D
                                       TO
                                CREDIT AGREEMENT

                                    PRO FORMA

                               [INSERT PRO FORMA]

                                     Annex D

                                 EXHIBIT 1.1(a)
                                       TO
                                CREDIT AGREEMENT

                                FORM OF TERM NOTE

                                                              New York, New York

$___,___,___                                                    March ____, 2005

            FOR VALUE RECEIVED, each of the undersigned (each individually a "Borrower" and collectively, the "Borrowers"), jointly and severally, HEREBY PROMISES TO PAY to the order of ___________________ ("Lender") at the offices of MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 222 North LaSalle Street, Chicago, Illinois 60601, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of __________________________ DOLLARS AND _____ CENTS ($___,___,___). All
capitalized terms used but not otherwise defined herein have the meanings given to them in the "Credit Agreement" (as hereinafter defined) or in Annex A thereto.

            This Term Note is one of the Term Notes issued pursuant to that certain Credit Agreement dated as of March 22, 2005 by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The principal balance of the Term Loan, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided, that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Term Note.

            The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

            If any payment on this Term Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business

                                 Exhibit 1.1(a)
                                     Page 1

Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

            Upon and during the continuance of any Event of Default, this Term Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.

            Time is of the essence of this Term Note.

            Except as provided in the Credit Agreement, this Term Note may not be assigned by Lender to any Person.

            THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                                            ATLANTIS PLASTIC FILMS, INC.
                                            ATLANTIS MOLDED PLASTICS, INC.
                                            ATLANTIS FILMS, INC.
                                            RIGAL PLASTICS, INC.
                                            ATLANTIS PLASTICS INJECTION
                                            MOLDING, INC.
                                            PIERCE PLASTICS, INC.
                                            EXTRUSION MASTERS, INC.

                                            Each By: ___________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                 Exhibit 1.1(a)
                                     Page 2

                                EXHIBIT 1.1(b)(i)
                                       TO
                                CREDIT AGREEMENT

                             FORM OF REVOLVING NOTE

                                                              New York, New York
$___,___,___                                                    March ____, 2005

            FOR VALUE RECEIVED, each of the undersigned (each individually a "Borrower" and collectively, the "Borrowers"), jointly and severally, HEREBY PROMISES TO PAY to the order of _______________________ ("Lender"), at the offices of MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 222 North LaSalle Street, Chicago, Illinois 60601, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of _______________________ DOLLARS AND _______ CENTS ($___,___,___) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

            This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of March 22, 2005 by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided, that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Revolving Note in respect of the Revolving Credit Advances made by Lender to Borrowers.

            The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

                                Exhibit 1.1(b)(i)
                                     Page 1

            If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

            Upon and during the continuance of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.

            Time is of the essence of this Revolving Note.

            Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

            THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                                            ATLANTIS PLASTIC FILMS, INC.
                                            ATLANTIS MOLDED PLASTICS, INC.
                                            ATLANTIS FILMS, INC.
                                            RIGAL PLASTICS, INC.
                                            ATLANTIS PLASTICS INJECTION
                                            MOLDING, INC.
                                            PIERCE PLASTICS, INC.
                                            EXTRUSION MASTERS, INC.

                                            Each By: ___________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                Exhibit 1.1(b)(i)
                                     Page 2

                               EXHIBIT 1.1(b)(ii)
                                       TO
                                CREDIT AGREEMENT

                           FORM OF NOTICE OF BORROWING

                          ATLANTIS PLASTICS FILMS, INC.

                            DATE: ___________, ______

            This notice is given by ____________________, an officer of Atlantis Plastics Films, Inc. ("BORROWER REPRESENTATIVE"), pursuant to Section [1.1(B)(II)/1.2(E)] of that certain Credit Agreement dated as of March 22, 2005 among Borrower Representative and certain of its affiliates ("BORROWERS"), the Lenders from time to time party thereto and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent for Lenders (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

            The undersigned officer hereby gives notice to Agent of Borrower Representative's request to: [COMPLETE AS APPROPRIATE]

            (a) on [ DATE ] borrow $[__________] of Revolving Credit Advances, which Revolving Credit Advances shall be [INDEX RATE LOANS/LIBOR LOANS HAVING A LIBOR PERIOD OF ______ MONTH(S)];

            (b) on [ DATE ] convert $[________] of the aggregate outstanding principal amount of the [_______] Loan, bearing interest at the [________] Rate, into a(n) [________] Loan [AND, IN THE CASE OF A LIBOR LOAN, HAVING A LIBOR PERIOD OF [_____] MONTH(S)];

            (c) on [ DATE ] continue $[________] of the aggregate outstanding principal amount of the [_______] Loan, bearing interest at the LIBOR Rate, as a LIBOR Loan having a LIBOR Period of [_____] month(s);

            (d) the foregoing is for the account of the following Borrower(s) in the following amounts:

                  ___________________________ ($________)
                  ___________________________ ($________)
                  ___________________________ ($________)

                               Exhibit 1.1(b)(ii)
                                     Page 1

            (e) the Revolving Credit Advance referred to in clause (A) above is to be sent to:

                  [BANK]
                  [CITY]
                  Beneficiary: _________________________________
                  Account No.: _________________________________
                  ABA No.: _____________________________________
                  Attn: ________________________________________

            The undersigned hereby certifies that all of the statements contained in Section 7.2 of the Credit Agreement are true and correct in all material respects on the date hereof, and will be true in all material respects on the date of the requested Revolving Credit Advance, before and after giving effect thereto and to the application of the proceeds therefrom.

                                              [BORROWER REPRESENTATIVE]

                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________

                               Exhibit 1.1(b)(ii)
                                     Page 2

                                 EXHIBIT 1.1(c)
                                       TO
                                CREDIT AGREEMENT

                             FORM OF SWING LINE NOTE

                                                              New York, New York
$7,500,000.00                                                   March ____, 2005

            FOR VALUE RECEIVED, each of the undersigned (each individually a "Borrower" and collectively, the "Borrowers"), jointly and severally, HEREBY PROMISES TO PAY to the order of MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., a Delaware corporation ("Swing Line Lender") at the offices of MERRILL LYNCH CAPITAL, as Agent (in such capacity, the "Agent") at the Agent's address at 222 North LaSalle Street, Chicago, Illinois 60601, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($7,500,000) or, if less, the aggregate unpaid amount of all Swing Line Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

            This Swing Line Note is issued pursuant to that certain Credit Agreement dated as of March 22, 2005 by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Swing Line Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Swing Line Advance made by Swing Line Lender to Borrowers, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided, that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Swing Line Note in respect of the Swing Line Advances made by Swing Line Lender to Borrowers.

            The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such

                                 Exhibit 1.1(c)
calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

            If any payment on this Swing Line Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

            Upon and during the continuance of any Event of Default, this Swing Line Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.

            Time is of the essence of this Swing Line Note.

            Except as provided in the Credit Agreement, this Swing Line Note may not be assigned by Lender to any Person.

            THIS SWING LINE NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                                            ATLANTIS PLASTIC FILMS, INC.
                                            ATLANTIS MOLDED PLASTICS, INC.
                                            ATLANTIS FILMS, INC.
                                            RIGAL PLASTICS, INC.
                                            ATLANTIS PLASTICS INJECTION
                                               MOLDING, INC.
                                            PIERCE PLASTICS, INC.
                                            EXTRUSION MASTERS, INC.

                                            Each By: ___________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                 Exhibit 1.1(c)

                                 EXHIBIT 1.1(d)
                                       TO
                                CREDIT AGREEMENT

                CONTENTS OF REQUEST FOR LETTER OF CREDIT ISSUANCE

            (i) The date of issuance [or effective date of increase or extension] of the requested Letter of Credit is __________,
                   ____.

            (ii) The amount [or the amount of increase] of the Letter of Credit is $_________.

            (iii)  The name of the beneficiary of the Letter of Credit is:
                   ____________.

            (iv) The transaction for which such Letter of Credit is to be issued is described as follows (which transaction is in the ordinary course of business of the applicable Borrower):
                   ________.

            (v) The Borrower for whose account such Letter of Credit is to be issued is: ____.

            (vi) The expiry [or extended expiry] date of such Letter of Credit is: ____.

            (vii)  The L/C Issuer is: _____________________.

            (viii) The proposed terms of the Letter of Credit are attached hereto.

                                 Exhibit 1.1(d)

                                                                  EXHIBIT 4.5(o)

                   COMPLIANCE AND EXCESS CASH FLOW CERTIFICATE

                          ATLANTIS PLASTIC FILMS, INC.

                             DATE: __________, _____

            This Certificate is given by Atlantis Plastic Films, Inc. ("Borrower Representative") pursuant to Section 4.5(o) of that certain Credit Agreement dated as of March 22, 2005 among Borrowers, the other Credit Parties party thereto, the Lenders from time to time party thereto and Merrill Lynch Capital, as agent for the Lenders (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

            The undersigned is duly authorized to execute and deliver this Certificate on behalf of Borrower Representative. By executing this Certificate such officer hereby certifies to Agent and Lenders that:

            (a) the financial statements delivered with this Certificate in accordance with Section 4.5(a) and/or 4.5(b) of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Holdings, Borrowers and their Subsidiaries as of the dates of such financial statements;

            (b) I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Credit Parties during the accounting period covered by such financial statements;

            (c) such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth on Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrowers have taken, are taking and propose to take with respect thereto;

            (d) except as set forth on Schedule 1 hereto, Borrowers are in compliance with the covenants contained in Sections 3.1, 3.3, 3.4, 3.5, 3.7 and
3.8 and Section 4 of the Credit Agreement, as demonstrated on Schedule 1 hereto [NOTE TO BORROWERS: THE PORTION OF SCHEDULE 1 PERTAINING TO FINANCIAL COVENANTS IS ONLY REQUIRED TO BE COMPLETED AS OF THE END OF EACH FISCAL QUARTER];

            (e)   Excess Cash Flow, as demonstrated by the calculation on
Schedule 2 hereto, for the Fiscal Year ending ___________ equals $__________. [NOTE TO

                                 Exhibit 4.5(o)

BORROWERS: THIS CLAUSE IS ONLY REQUIRED TO BE COMPLETED IN CONNECTION WITH THE DELIVERY OF AUDITED FINANCIAL STATEMENTS PURSUANT TO SECTION 4.5(B) OF THE CREDIT AGREEMENT];

            (f) except as set forth on Schedule 3 hereto, subsequent to the date of the most recent Certificate submitted by Borrower Representative pursuant to Section 4.5(o) of the Credit Agreement, no Credit Party has (i) changed its name as it appears in official filings in the jurisdiction of its organization, (ii) changed its chief executive office, principal place of business, corporate offices, warehouses or locations at which Collateral is held or stored, or the location of its records concerning Collateral, (iii) changed the type of entity that it is, (iv) changed (or has had changed) its organization identification number, if any, issued by its jurisdiction of organization, (v) changed its jurisdiction of organization, (vi) changed the end of its Fiscal Year, or (vii) formed any new Subsidiary or entered into any partnership or joint venture with any other Person; and

            (g) except as set forth on Schedule 4 hereto, subsequent to the date of the most recent Certificate submitted by Borrower Representative pursuant to Section 4.5(o) of the Credit Agreement, there has been no event which would alter any of the disclosures set forth on Schedule 5.4(b) of the Credit Agreement.

            IN WITNESS WHEREOF, Borrower Representative has caused this Certificate to be executed by its __________________ this ____ day of ___________, ____.

                                            ATLANTIS PLASTIC FILMS, INC.

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                 Exhibit 4.5(o)

                                                                  SCHEDULE 1
                                                                  EXHIBIT 4.5(o)

ALL AMOUNTS IN EXHIBIT 4.5(O) ARE WITHOUT DUPLICATION AND, UNLESS OTHERWISE INDICATED, ARE CALCULATED FOR HOLDINGS AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS

                                  INDEBTEDNESS
                                  (SECTION 3.1)

Indebtedness secured by purchase money Liens or incurred with respect to Capital
Leases:

            Actual in the aggregate                       $_______________
            Permitted in the aggregate                    $_______________
            In Compliance                                 Yes/No

                          Schedule 1 to Exhibit 4.5(o)

                                   INVESTMENTS
                                  (SECTION 3.3)

Loans and advances to employees for moving, traveling and other similar expenses in the ordinary course of business:

            Actual in the aggregate                       $_______________
            Permitted in the aggregate                    $_______________
            In Compliance                                 Yes/No

Capital contributions to non-Borrower Subsidiaries:

            Actual in the aggregate                       $_______________
            Permitted in the aggregate                    $_______________
            In Compliance                                 Yes/No

                          Schedule 1 to Exhibit 4.5(o)

                             CONTINGENT OBLIGATIONS
                                  (SECTION 3.4)

Contingent Obligations incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations:

            Actual in the aggregate                       $_______________
            Permitted in the aggregate                    $_______________
            In Compliance                                 Yes/No

Other Contingent Obligations not otherwise permitted in Sections 3.4(a) through
(h):

            Actual in the aggregate                       $_______________
            Permitted in the aggregate                    $_______________
            In Compliance                                 Yes/No

                          Schedule 1 to Exhibit 4.5(o)

                           RESTRICTED JUNIOR PAYMENTS
                                  (SECTION 3.5)

Dividends paid to Holdings to permit repurchase of Stock:

            Actual (current Fiscal Year)                  $_______________
            Current (current Fiscal Year)                 $_______________
            In Compliance                                 Yes/No

                          Schedule 1 to Exhibit 4.5(o)

                               DISPOSAL OF ASSETS
                                  (SECTION 3.7)

Describe any Asset Dispositions made during the period (list each transaction by market value of assets sold):

            ______________________________________________       $______________
            ______________________________________________       $______________
            ______________________________________________       $______________

Permitted Asset Dispositions in a single transaction or
series of related transactions (asset market value)              $______________

In Compliance                                                    Yes/No

Aggregate market value of Asset Dispositions in Fiscal
Year                                                             $______________

Permitted aggregate market value of Asset Dispositions in
Fiscal Year                                                      $______________

In Compliance                                                    Yes/No

                          Schedule 1 to Exhibit 4.5(o)

                                  LEASE LIMITS
                                 (SECTION 4.1)

All rents (or substantially equivalent payments) paid
during the measuring period for operating leases,
synthetic leases and similar off-balance sheet financing         $
                                                                  ==============

Permitted Lease Payments                                         $
                                                                  ==============

In Compliance                                                    Yes/No

                          Schedule 1 to Exhibit 4.5(o)

                                 MINIMUM EBITDA
                                 (SECTION 4.2)

Consolidated Net Income is defined as follows:

Consolidated net income during the measuring period excluding:    $___________

      the income (or deficit) of any Person accrued prior
      to the date it became a Subsidiary of, or was merged
      or consolidated into, Holdings or any of Holdings'
      Subsidiaries                                                 ___________

      the income (or deficit) of any Person (other than a
      Subsidiary) in which Holdings has an ownership
      interest, except to the extent any such income has
      actually been received by Borrowers or any of their
      Subsidiaries in the form of cash dividends or
      distributions                                                ___________

      the undistributed earnings of any Subsidiary of
      Holdings to the extent that the declaration or
      payment of dividends or similar distributions by
      such Subsidiary is not at the time permitted by the
      terms of any contractual obligation or requirement
      of law applicable to such Subsidiary                         ___________

      any restoration to income of any contingency
      reserve, except to the extent that provision for
      such reserve was made out of income accrued during
      such period                                                  ___________

      any net gain attributable to the write-up of any
      asset                                                        ___________

      any net gain from the collection of the proceeds of
      life insurance policies                                      ___________

      any net gain arising from the acquisition of any
      securities, or the extinguishment of any
      Indebtedness, of Holdings or any of their
      Subsidiaries                                                 ___________

      in the case of a successor to Holdings or any of
      their Subsidiaries by consolidation or merger or as
      a transferee of its assets, any earnings of such
      successor prior to such consolidation, merger or
      transfer of assets                                           ___________

                          Schedule 1 to Exhibit 4.5(o)
      any deferred credit representing the excess of
      equity in any Subsidiary of Holdings at the date of
      acquisition of such Subsidiary over the cost to
      Holdings of the investment in such Subsidiary                ___________

Consolidated Net Income                                            $
                                                                    ===========
EBITDA is defined as follows:

Consolidated Net Income (from above)                               $__________

Less: (in each case to the extent included in the calculation of Consolidated Net Income, but without duplication):

      income tax credits                                           ___________

      interest income                                              ___________

      gain from extraordinary items (net of loss from
      extraordinary items)                                         ___________

      any aggregate net gain (but not any aggregate net
      loss) arising from the sale, exchange or other
      disposition of capital assets (including any fixed
      assets, whether tangible or intangible, all
      inventory sold in conjunction with the disposition
      of fixed assets and all securities)                          ___________

      any other non-cash gains                                     ___________

      expenditures pursuant to the last sentence of
      Section 4.6 of the Credit Agreement applicable to,
      but not included on, the Pro Forma, including
      expenditures made in connection with Related
      Transactions and payment of liabilities on the
      Closing Date                                                 ___________

Plus: (in each case to the extent deducted in the calculation of Consolidated Net Income, but without duplication):

      any provision for income taxes (calculated as
      provided in Section 4.3 of this Exhibit)                     ___________

      Interest expense (whether cash or non-cash) deducted
      in the determination of Consolidated Net Income,
      including interest expense with respect to any
      Funded Debt and interest expense that has been
      capitalized                                                  ____________

                          Schedule 1 to Exhibit 4.5(o)
      depreciation and amortization                                ___________

      amortized debt discount (but in the case of
      amortization and expenses of Related Transactions,
      only to the extent included in the Pro Forma)                ___________

      any deduction as the result of any grant to any
      members of the management of Holdings or any of
      their Subsidiaries of any Stock                              ___________

      any deduction for fees paid under the Management
      Agreement                                                    ___________

      any deduction attributable to the issuance to
      employees of awards to acquire stock of Holdings and
      any deduction attributable to the Permitted
      Dividend/Option Cancellation                                 ___________

      expenses of the Related Transactions acceptable to
      Agent, provided that such expenses were included in
      the Pro Forma, or disclosed in any notes thereto,
      and are deducted from Net Income (other than as
      amortization expenses)                                       ___________

      up to $531,500 of expenses attributable to the
      failed senior note offering conducted during the
      first quarter of 2005, provided that such expenses
      were included in the Pro Forma, or disclosed in any
      notes thereto                                                ___________

EBITDA*                                                            $
                                                                    ==========
Required EBITDA                                                    $
                                                                    ==========
In Compliance                                                         Yes/No

----------
* For purposes of calculating EBITDA as of June 30, 2005 and September 30, 2005, EBITDA will be increased by $973,000 and $313,000, respectively, which amounts reflect pro forma earnings for the assets acquired pursuant to the LaVanture Acquisition.

                          Schedule 1 to Exhibit 4.5(o)

                      MINIMUM FIXED CHARGE COVERAGE RATIO
                                 (SECTION 4.3)

Fixed Charge Coverage Ratio is defined as follows(1/):

Interest expense (whether cash or non-cash) deducted in
the determination of Consolidated Net Income, including
interest expense with respect to any Funded Debt and
interest expense that has been capitalized                         $__________

Less: Amortization of capitalized fees and expenses
      incurred with respect to the Related Transactions
      included in interest expense above                           ___________

      Amortization of any original discount attributable
      to any Funded Debt or warrants included in interest
      expense above                                                ___________

      Interest paid in kind and included in interest
      expense above                                                ___________

Interest Expense                                                   $__________

Plus: Any provision for income taxes (whether paid or payable in cash)

      Scheduled payments of principal with respect to all
      Indebtedness                                                 ___________

      Fees paid under the Management Agreement                     ___________

Fixed Charges                                                      $
                                                                    ==========

EBITDA (calculated in Section 4.2 of this Exhibit)                 $__________

Less: Capital Expenditures (calculated in the manner set
      forth below for the trailing four quarters), other
      than the portion thereof funded by third party
      financing                                                    ___________

      Amounts paid to purchase Stock of Holdings as
      permitted pursuant to Section 3.5(d)                         ___________

Subtotal                                                           $
                                                                    ==========

----------
(1/) In computing Fixed Charge Coverage Ratio for any period, interest and principal payments that are due within one week after the end of the period, without duplication, shall be deemed to have been paid on the last day of the fiscal period.

                          Schedule 1 to Exhibit 4.5(o)

Fixed Charge Coverage Ratio (Subtotal from above, divided
by Fixed Charges)                                                  ==========

Required Fixed Charge Coverage Ratio                               ==========

In Compliance                                                      Yes/No

                                    * * * * *

Capital Expenditures are defined as follows:

All expenditures (by the expenditure of cash or the
incurrence of Indebtedness) during the measuring period
for any fixed asset or improvements or for replacements,
substitutions or additions thereto that have a useful life
of more than one year and that are required to be
capitalized under GAAP                                             $_________

Plus: deposits made during the measuring period in
      connection with fixed assets; less deposits of a
      prior period included above                                  __________

Less: Net Proceeds of Asset Dispositions which Borrowers
      are permitted to reinvest under Section 1.5(c) of
      the Credit Agreement and are included in the
      expenditures above                                           __________

      The purchase price of the LaVanture
      Acquisition to the extent such purchase price
      is included in the expenditures above                        ___________

Capital Expenditures                                               $
                                                                    =========

                          Schedule 1 to Exhibit 4.5(o)

                             MAXIMUM LEVERAGE RATIO
                                 (SECTION 4.4)

Leverage Ratio is defined as follows:

Funded Debt as of the date of determination                        $
                                                                    ==========
EBITDA (calculated in Section 4.2 of this Exhibit)                 $__________

Leverage Ratio (Funded Debt divided by EBITDA)
                                                                   ===========
Maximum Leverage Ratio
                                                                   ===========
In Compliance                                                      Yes/No

                          Schedule 1 to Exhibit 4.5(o)
                                    Page 12

               CONDITIONS OR EVENTS WHICH CONSTITUTE A DEFAULT OR
                                EVENT OF DEFAULT

[IF ANY CONDITION OR EVENT EXISTS THAT CONSTITUTES A DEFAULT OR EVENT OF DEFAULT, SPECIFY NATURE AND PERIOD OF EXISTENCE AND WHAT ACTION BORROWERS HAVE TAKEN, IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO; IF NO CONDITION OR EVENT EXISTS, STATE "NONE."]

                          Schedule 1 to Exhibit 4.5(o)

                                                                      SCHEDULE 2
                                                                  EXHIBIT 4.5(o)

                                EXCESS CASH FLOW
                                 (SECTION 1.5)

Excess Cash Flow is calculated for Holdings, Borrowers and their Subsidiaries, and is defined as follows:

EBITDA (calculated in Section 4.2 of this Exhibit)                 $___________

Plus: decreases in Working Capital during the Fiscal Year*

      extraordinary gains which are cash items not
      included in the calculation of EBITDA                        ___________

Less: Capital Expenditures (calculated in Section 4.3 of
      this Exhibit) (excluding the financed portion
      thereof)                                                     ___________

      Interest Expense (calculated in Section 4.3 of this
      Exhibit)                                                     ___________

      scheduled principal payments paid or payable in
      respect of Funded Debt                                       ___________

      income taxes paid in cash                                    ___________

      increases in Working Capital during the Fiscal Year*         ___________

      losses which are cash items not included in the
      calculation of EBITDA                                        ___________

Subtotal                                                           $
                                                                    ==========

Required Prepayment Percentage                                     50%

Excess Cash Flow                                                   $
                                                                    ==========

*     Working Capital means Current Assets minus Current Liabilities.

                          Schedule 2 to Exhibit 4.5(o)

                                                                      SCHEDULE 3
                                                                  EXHIBIT 4.5(o)

                          ORGANIZATION/LOCATION CHANGES

[IF ANY CREDIT PARTY HAS (i) CHANGED ITS NAME AS IT APPEARS IN OFFICIAL FILINGS IN THE STATE OF ITS ORGANIZATION, (ii) CHANGED ITS CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS, CORPORATE OFFICES, WAREHOUSES OR LOCATIONS AT WHICH COLLATERAL IS HELD OR STORED, OR THE LOCATION OF ITS RECORDS CONCERNING COLLATERAL, (iii) CHANGED THE TYPE OF ENTITY THAT IT IS, (iv) CHANGED (OR HAS HAD CHANGED) ITS ORGANIZATION IDENTIFICATION NUMBER, IF ANY, ISSUED BY ITS JURISDICTION OR ORGANIZATION, (v) CHANGED ITS JURISDICTION OF ORGANIZATION, (vi) CHANGED THE END OF ITS FISCAL YEAR, OR (vii) FORMED ANY NEW SUBSIDIARY OR ENTERED INTO ANY PARTNERSHIP OR JOINT VENTURE WITH ANY PERSON, SUCH CHANGE SHALL BE SPECIFIED BELOW; IF NO SUCH CHANGE HAS BEEN MADE, STATE "NONE."]

                          Schedule 3 to Exhibit 4.5(o)

                                                                      SCHEDULE 4
                                                                  EXHIBIT 4.5(o)

                             CAPITALIZATION CHANGES

[IF WITH RESPECT TO ANY CREDIT PARTY THERE HAS BEEN A CHANGE IN AUTHORIZED STOCK, ISSUED AND OUTSTANDING STOCK, OR IF WITH RESPECT TO ANY CREDIT PARTY THERE HAS BEEN A CHANGE PERTAINING TO PREEMPTIVE RIGHTS OR ANY OTHER OUTSTANDING RIGHTS, OPTIONS, WARRANTS, CONVERSION RIGHTS OR SIMILAR AGREEMENTS OR UNDERSTANDINGS FOR THE PURCHASE OR ACQUISITION OF ANY STOCK, SUCH CHANGE SHALL BE SET FORTH BELOW; IF NO SUCH CHANGE HAS OCCURRED, STATE "NONE."]

                          Schedule 4 to Exhibit 4.5(o)

                                   EXHIBIT 8.1
                                       TO
                                CREDIT AGREEMENT

                              ASSIGNMENT AGREEMENT

            This Assignment Agreement (this "Agreement") is made as of ___________ __, ____ by and between __________________________________
("Assignor Lender") and ________________________ ("Assignee Lender") and acknowledged and consented to by MERRILL LYNCH CAPITAL, as agent ("Agent"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement as hereinafter defined.

            [DRAFTING NOTE: THE TERMS OF THIS AGREEMENT WILL VARY SUBSTANTIALLY FOR ASSIGNMENTS OF 100% OF A LENDER'S COMMITMENTS AS OPPOSED TO PARTIAL ASSIGNMENT]

                                    RECITALS:

            WHEREAS, various subsidiaries of Atlantis Plastics, Inc., a Delaware corporation ("Credit Parties"), Agent, Assignor Lender and other Persons signatory thereto as Lenders have entered into that certain Credit Agreement dated as of March 22, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which Assignor Lender has agreed to make certain Loans to, and incur certain Letter of Credit Obligations for, Borrowers;

            WHEREAS, Assignor Lender desires to assign to Assignee Lender [ALL/A PORTION] of its interest in the Loans (as described below), the Letter of Credit Obligations and the Collateral and to delegate to Assignee Lender [ALL/A PORTION] of its Commitments and other duties with respect to such Loans, Letter of Credit Obligations and Collateral;

            WHEREAS, Assignee Lender desires to become a Lender under the Credit Agreement and to accept such assignment and delegation from Assignor Lender; and

            WHEREAS, Assignee Lender desires to appoint Agent to serve as agent for Assignee Lender under the Credit Agreement.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, Assignor Lender and Assignee Lender agree as follows:

1.    ASSIGNMENT, DELEGATION, AND ACCEPTANCE

      1.1 Assignment. Assignor Lender hereby transfers and assigns to Assignee Lender, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2), [ALL/SUCH PERCENTAGE] of Assignor Lender's right, title, and interest in [THE REVOLVING LOAN ], [THE TERM LOAN], [THE LOANS], [LETTER OF CREDIT OBLIGATIONS],

Loan Documents and the Collateral as will result in Assignee Lender having as of the Effective Date (as hereinafter defined) a Pro Rata Share thereof, as follows:

Assignee Lender's Loans      Principal Amount                 Pro Rata Share
-----------------------      ----------------                 --------------
Revolving Loan                $____________                       ____%
Term Loan                     $____________                       ____%

      1.2 Delegation. Assignor Lender hereby irrevocably assigns and delegates to Assignee Lender [ALL/A PORTION] of its Commitments and its other duties and obligations as a Lender under the Loan Documents equivalent to the Pro Rata Shares set forth above.

      1.3 Acceptance by Assignee Lender. By its execution of this Agreement, Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof. By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Credit Agreement.

      1.4 Effective Date. Such assignment and delegation by Assignor Lender and acceptance by Assignee Lender will be effective and Assignee Lender will become a Lender under the Loan Documents as of [THE DATE OF THIS AGREEMENT][_____ __, ____] ("Effective Date") and upon payment of the Assigned Amount and the Assignment Fee (as each term is defined below). [INTEREST AND FEES ACCRUED PRIOR TO THE EFFECTIVE DATE ARE FOR THE ACCOUNT OF ASSIGNOR LENDER, AND INTEREST AND FEES ACCRUED FROM AND AFTER THE EFFECTIVE DATE ARE FOR THE ACCOUNT OF ASSIGNEE LENDER.]

      [DRAFTING NOTE: EITHER AGENT SPLITS THE MONTH AND PAYS ASSIGNOR LENDER AND ASSIGNEE PRORATED SHARES OF INTEREST AND FEES OR ASSIGNEE LENDER PAYS FOR ACCRUED INTEREST AND FEES PER SCHEDULE 2.1.]

2.    INITIAL PAYMENT AND DELIVERY OF NOTES

      2.1 Payment of the Assigned Amount. Assignee Lender will pay to Assignor Lender, in immediately available funds, not later than 11:00 a.m. (Chicago time) on the Effective Date, an amount equal to its Pro Rata Share of the then outstanding principal amount of the Loans as set forth above in Section 1.1 [TOGETHER WITH ACCRUED INTEREST, FEES AND OTHER AMOUNTS AS SET FORTH ON SCHEDULE 2.1] (the "Assigned Amount").

      2.2 Payment of Assignment Fee. [ASSIGNOR LENDER AND/OR ASSIGNEE LENDER] will pay to Agent, for its own account in immediately available funds, not later than 11:00 a.m. (Chicago time) on the Effective Date, the assignment fee in the amount of $3,500 (the "Assignment Fee") as required pursuant to Section 8.1(a) of the Credit Agreement.

                                   Exhibit 8.1

      2.3 Execution and Delivery of Notes. Following payment of the Assigned Amount and the Assignment Fee, Assignor Lender will deliver to Agent the Notes previously delivered to Assignor Lender for redelivery to Borrowers and Agent will obtain from Borrowers for delivery to [ASSIGNOR LENDER AND] Assignee Lender, new executed Notes evidencing Assignee Lender's [AND ASSIGNOR LENDER'S RESPECTIVE] Pro Rata Share[S] in the Loans after giving effect to the assignment described in Section 1. Each new Note will be issued in the aggregate maximum principal amount of the [APPLICABLE] Commitment [OF THE LENDER TO WHOM SUCH NOTE IS ISSUED] OR [THE ASSIGNEE LENDER].

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS

      3.1 Assignee Lender's Representations, Warranties and Covenants. Assignee Lender hereby represents, warrants, and covenants the following to Assignor Lender and Agent:

      (a) This Agreement is a legal, valid, and binding agreement of Assignee Lender, enforceable according to its terms;

      (b) The execution and performance by Assignee Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

      (c) Assignee Lender is familiar with transactions of the kind and scope reflected in the Loan Documents and in this Agreement;

      (d) Assignee Lender has made its own independent investigation and appraisal of the financial condition and affairs of each Credit Party, has conducted its own evaluation of the Loans and Letter of Credit Obligations, the Loan Documents and each Credit Party's creditworthiness, has made its decision to become a Lender to Borrowers under the Credit Agreement independently and without reliance upon Assignor Lender or Agent, and will continue to do so;

      (e) Assignee Lender is entering into this Agreement in the ordinary course of its business, and is acquiring its interest in the Loans and Letter of Credit Obligations for its own account and not with a view to or for sale in connection with any subsequent distribution; provided, however, that at all times the distribution of Assignee Lender's property shall, subject to the terms of the Credit Agreement, be and remain within its control;

      (f) No future assignment or participation granted by Assignee Lender pursuant to Section 8.1 of the Credit Agreement will require Assignor Lender, Agent, or Borrower to file any registration statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

      (g) Assignee Lender has no loans to, written or oral agreements with, or equity or other ownership interest in any Credit Party;

                                   Exhibit 8.1

      (h) Assignee Lender will not enter into any written or oral agreement with, or acquire any equity or other ownership interest in, any Credit Party without the prior written consent of Agent; and

      (i) As of the Effective Date, Assignee Lender (i) is entitled to receive payments of principal and interest in respect of the Obligations without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof [, (ii) IS NOT SUBJECT TO CAPITAL ADEQUACY OR SIMILAR REQUIREMENTS UNDER SECTION 1.8(a) OF THE CREDIT AGREEMENT, (iii) DOES NOT REQUIRE THE PAYMENT OF ANY INCREASED COSTS UNDER SECTION 1.8(b) OF THE CREDIT AGREEMENT, AND (iv) IS NOT UNABLE TO FUND LIBOR LOANS UNDER SECTION 1.8(b) OF THE CREDIT AGREEMENT,] and Assignee Lender will indemnify Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or expenses that result from Assignee Lender's failure to fulfill its obligations under the terms of Section 1.9(c) of the Credit Agreement [OR FROM ANY OTHER INACCURACY IN THE FOREGOING]. [DRAFTING NOTE: THE REPS IN CLAUSES (ii) THROUGH (iv) SHOULD BE DELETED USED TO EFFECT AN ACTUAL ASSIGNMENT AT A TIME WHEN AN EVENT OF DEFAULT EXISTS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.]

      3.2 Assignor Lender's Representations, Warranties and Covenants. Assignor Lender hereby represents, warrants and covenants the following to Assignee Lender:

      (a) Assignor Lender is the legal and beneficial owner of the Assigned Amount;

      (b) This Agreement is a legal, valid and binding agreement of Assignor Lender, enforceable according to its terms;

      (c) The execution and performance by Assignor Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Governmental Authority;

      (d) Assignor Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

      (e) Assignor Lender is the legal and beneficial owner of the interests being assigned hereby, free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party; and

      (f) This Assignment by Assignor Lender to Assignee Lender complies, in all material respects, with the terms of the Loan Documents.

4.    LIMITATIONS OF LIABILITY

      Neither Assignor Lender (except as provided in Section 3.2) nor Agent makes any representations or warranties of any kind, nor assumes any responsibility or liability

                                   Exhibit 8.1
whatsoever, with regard to (a) the Loan Documents or any other document or instrument furnished pursuant thereto or the Loans, Letter of Credit Obligations or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them, (c) the amount, value or existence of the Collateral, (d) the perfection or priority of any Lien upon the Collateral, or (e) the financial condition of any Credit Party or other obligor or the performance or observance by any Credit Party of its obligations under any of the Loan Documents. Neither Assignor Lender nor Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to the accuracy or completeness of, any information provided to Assignee Lender which has been provided to Assignor Lender or Agent by any Credit Party. Nothing in this Agreement or in the Loan Documents shall impose upon the Assignor Lender or Agent any fiduciary relationship in respect of the Assignee Lender.

5.    FAILURE TO ENFORCE

      No failure or delay on the part of Agent or Assignor Lender in the exercise of any power, right, or privilege hereunder or under any Loan Document will impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right, or privilege will preclude further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

6.    NOTICES

      Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

7.    AMENDMENTS AND WAIVERS

      No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender, Agent and Assignee Lender.

8.    SEVERABILITY

      Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the

                                   Exhibit 8.1
validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

9.    SECTION TITLES

      Section and subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

10.   SUCCESSORS AND ASSIGNS

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.   APPLICABLE LAW

      THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

12.   COUNTERPARTS

      This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                                   Exhibit 8.1

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

ASSIGNEE LENDER:                                   ASSIGNOR LENDER:

____________________________________        ____________________________________

By: ________________________________        By: ________________________________
Title: _____________________________        Title: _____________________________

Notice Address:                             Notice Address:

____________________________________        ____________________________________
____________________________________        ____________________________________
____________________________________        ____________________________________

ACKNOWLEDGED AND CONSENTED TO:

MERRILL LYNCH CAPITAL, a division of
Merrill Lynch Business Financial
Services Inc., as Agent

By: ________________________________
Title: _____________________________

[BORROWER REPRESENTATIVE]

By: ________________________________
Title: _____________________________

                                  SCHEDULE 2.1

Assignor Lender's Loans

Principal Amount

Revolving Loan                                          $____________________

Term Loan                                               $____________________

Subtotal                                                $____________________

Accrued Interest                                        $____________________

Unused Line Fee                                         $____________________

Other + or - $                                          $____________________

Total                                                   $
                                                         ====================

All determined as of the Effective Date.

Payment Instructions for Assignee

             Name:                                      ________________________

             Bank:                                      ________________________

             ABA:                                       ________________________

             Account #:                                 ________________________

             Account Name:                              ________________________

             Reference:                                 ________________________

                                  SCHEDULE 3.2
                                       TO
                                CREDIT AGREEMENT

                                      Liens

DEBTOR: ATLANTIS PLASTICS, INC.

                                                                             ORIGINAL         ORIGINAL           DESCRIPTION
             JURISDICTION                    SECURED PARTY                   FILE NO.        FILE DATE          OF COLLATERAL
------------------------------------    -----------------------------    ---------------     ----------      -------------------
Florida Secured Transaction Registry    ExxonMobil Chemical                20030555900X      11/26/2003      Consigned products.
                                        Company, a division of
                                        Exxon Mobil Corporation

Florida Secured Transaction Registry    Citicorp Leasing, Inc.             200405892932      1/12/2004       Specific equipment.

Georgia Cooperative Authority
(Bartow County, Georgia)                Citicorp Del Lease, Inc.         007-2003-011031     10/3/2003       Specific equipment.

Kentucky Secretary of State             Wells Fargo Financial Leasing    2002-1881747-50     11/13/2002      Specific equipment.

Minnesota Secretary of State            Forklifts of Minnesota, Inc.         2233561         6/5/2000        Specific equipment.

Minnesota Secretary of State            Forklifts of Minnesota, Inc.         2285311         12/26/2000      Specific equipment.

Minnesota Secretary of State            Forklifts of Minnesota, Inc.       20011580466       9/17/2001       Specific equipment.

Minnesota Secretary of State            Forklifts of Minnesota, Inc.       20011580662       9/17/2001       Specific equipment.

DEBTOR: ATLANTIS PLASTIC FILMS, INC.

                                                                                          ORIGINAL         DESCRIPTION OF
        JURISDICTION                       SECURED PARTY                    FILE NO.      FILE DATE          COLLATERAL
-----------------------------     ------------------------------------     ---------     ----------     -------------------
California Secretary of State     Associates Leasing                       003260284     11/13/2000     Specific equipment.

Delaware Secretary of State       General Electric Capital Corporation     3070791 2     3/20/2003      Specific equipment.

Delaware Secretary of State       General Electric Capital Corporation     3337489 2     12/22/2003     Specific equipment.

Delaware Secretary of State       General Electric Capital Corporation     4002671 8     1/6/2004       Specific equipment.

Oklahoma County, Oklahoma         Associates Leasing, Inc.                 0060658       11/13/2000     Specific equipment.

DEBTOR: ATLANTIS PLASTICS INJECTION MOLDING, INC.

                                                                                            ORIGINAL
      JURISDICTION                        SECURED PARTY                       FILE NO.      FILE DATE     DESCRIPTION OF COLLATERAL
---------------------------   ---------------------------------------    ----------------   ----------    --------------------------
Kentucky Secretary of State   TMCC                                        2001-1716318-50    9/4/2001     Specific equipment.

Kentucky Secretary of State   U.S. Bankcorp Equipment Finance, Inc.
                              - Plastics Equipment Group                  2001-1728047-22   10/22/2001    Specific equipment.

Kentucky Secretary of State   General Electric Capital Corporation        2003-1909853-60   3/24/2003     Specific leased equipment.

Kentucky Secretary of State   General Electric Capital Corporation        2003-1909872-91   3/24/2003     Specific leased equipment.

Kentucky Secretary of State   U.S. Bancorp Equipment Finance, Inc.        2003-1915248-65   4/10/2003     Specific equipment.

Kentucky Secretary of State   U.S. Bancorp Equipment Finance, Inc.        2003-1915262-41   4/10/2003     Specific equipment.

Kentucky Secretary of State   U.S. Bancorp Equipment Finance, Inc.       2003-194-8688-79   8/19/2003     Specific equipment.

Kentucky Secretary of State   General Electric Capital Corporation        2003-1977047-30   12/24/2003    Specific equipment.

Kentucky Secretary of State   General Electric Capital Corporation        2004-1979738-50    1/8/2004     Specific equipment.

Kentucky Secretary of State   Toyota Motor Credit Corporation             2004-1979834-27    1/9/2004     Specific leased equipment.

Kentucky Secretary of State   General Electric Capital Corporation        2004-2017516-08    6/8/2004     Specific equipment.

Kentucky Secretary of State   General Electric Capital Corporation        2004-2017771-91    6/9/2004     Specific equipment.

Kentucky Secretary of State   General Electric Capital Corporation        2004-2017773-13    6/9/2004     Specific equipment.

Trumbull County, Ohio (1)     The CIT Group/Equipment Financing, Inc.     200106040019997    6/4/2001     Specific equipment.

Note:

(1) No debt is outstanding. Best efforts are being used to obtain authorization to record a UCC Financing Statement termination.

                                  SCHEDULE 3.4
                                       TO
                                CREDIT AGREEMENT

                             Contingent Obligations

1. Letters of Credit issued by Bank of America relating to self-insured workman's compensation policies, as follows:

       Beneficiary          Issuance Date            Current Amount

      Liberty Mutual        March 20, 1996     $1,500,000 (Amendment No. 4,
      Insurance Company                        dated April 3, 2003);
                                               Expires March 1, 2006

      The Travelers         March 20, 1996     $74,000 (Amendment No. 2,
      Indemnity Company                        dated February 9, 2003)
       of Illinois                             Expires April 1, 2005

2. Indemnification obligations under charter documents and indemnification agreements entered into from time to time between the Credit Parties and their directors and officers.

3. Indemnification obligations under "Blue Totes" License Agreement, dated as of May 22, 2001, between Delphi Technologies, Inc. and Atlantis Plastics, Inc.

4.    Continuing indemnity obligations under the Prior Lender Obligations.

                                  SCHEDULE 3.8
                                       TO
                                CREDIT AGREEMENT

                             Affiliate Transactions

1.    Management fee of $750,000 to be paid to Trivest Partners, L.P.

2.    Management Agreement.

                                  SCHEDULE 3.9
                                       TO
                                CREDIT AGREEMENT

                              Business Description

Credit Party                          Business Description

Atlantis Plastics, Inc.               A holding company and, through its
                                      subsidiaries, is a U.S. plastics and
                                      packaging manufacturer and importer.

Atlantis Plastics Injection           Manufactures plastic parts by injection
Molding, Inc.                         molding.

Atlantis Plastic Films, Inc.          Manufactures and imports multi-layer
                                      stretch and custom films, converted
                                      end-products and packaging materials.

Pierce Plastics, Inc.                 Manufactures standard and custom extruded
                                      plastic components.

Extrusion Masters, Inc.               Manufactures standard and custom extruded
                                      plastic components.

Atlantis Films, Inc.                  Not actively engaged in a trade or
                                      business.

Atlantis Molded Plastics, Inc.        A holding company and, through its
                                      subsidiaries, in the molded plastics
                                      business.

Linear Films, Inc. (Canada)           Sells and distributes multi-layer stretch
                                      film and packaging products.

Rigal Plastics, Inc.                  Not actively engaged in a trade or
                                      business.

Atlantis Plastics Foreign             Not actively engaged in a trade or
Sales Inc.                            business.

* The business described above with respect to the Credit Parties includes ancillary and incidental processes and procedures, including, without limitation, packaging, shipping and transportation.

                                 SCHEDULE 5.4(a)
                                       TO
                                CREDIT AGREEMENT

                Jurisdictions of Organization and Qualifications

                                  Jurisdiction
                                      of             Jurisdictions
         Credit Party            Incorporation     of Qualification
------------------------------   -------------     ----------------
Atlantis Plastics, Inc.             Delaware       Georgia (In process)(3)

Atlantis Films, Inc.                Delaware       N/A

Atlantis Molded Plastics, Inc.      Florida        N/A

Atlantis Plastic Films, Inc.        Delaware       Arkansas
                                                   California
                                                   Connecticut
                                                   Georgia
                                                   Kentucky
                                                   Minnesota
                                                   Oklahoma

Pierce Plastics, Inc.               Delaware       Indiana

Rigal Plastics, Inc.                Florida        N/A

Atlantis Plastics Injection         Kentucky       Arkansas
Molding, Inc.                                      Ohio
                                                   Tennessee
                                                   Texas

Extrusion Masters, Inc.             Indiana        N/A

----------
(3) Qualification in Georgia to be filed within thirty (30) days after the Closing Date.

                                 SCHEDULE 5.4(b)

                                       TO
                                CREDIT AGREEMENT

                                    Authorized
     Credit Party                  Capital Stock                     Stock Ownership
-----------------------  ---------------------------------  -------------------------------  ---------------------------
Atlantis Plastics, Inc.  20,000,000 Shares Class A          Earl W. Powell:                  906,836 Shares (15.8622%)
                         Common Stock ($0.0001 par value)   Phillip T. George:               606,591 Shares (10.6104%)
                                                            Michael W. Cook Asset            570,205 Shares (  9.9739%)
                                                              Management Inc.

                         7,000,000 Shares Class B           Earl W. Powell:                  1,208,720 Shares (56.4120%)
                         Common Stock ($0.0001 par value)   Phillip T. George:               788,828 Shares (36.8153%)

                         500,000 Shares Preferred Stock     None outstanding.
                         ($0.0001 par value);
                         no series designated

Atlantis Films, Inc.     1,000 Shares Common Stock          Atlantis Plastics, Inc.:         1,000 Shares (100%)
                         ($0.01 par value)

Atlantis Molded          1,000 Shares Common Stock          Atlantis Plastics, Inc.:         1,000 Shares (100%)
Plastics, Inc.           ($0.01 par value)

Atlantis Plastics        2,000 Shares Common Stock          Atlantis Molded Plastics, Inc.:  1,000 Shares (100%)
Injection Molding, Inc.  ($1.00 par value)

Linear Films, Inc.       Unlimited (no par value)           Atlantis Plastic Films, Inc.:    100 Shares (100%)
(Canada)

Atlantis Plastic         10,000 Shares Common Stock         Atlantis Plastics, Inc.:         1,000 Shares (100%)
Films, Inc.              ($1.00 par value)

Pierce Plastics, Inc.    1,000 Shares Common Stock          Atlantis Molded Plastics, Inc.:  1,000 Shares (100%)
                         ($0.01 par value)

Rigal Plastics, Inc.     100,000 Shares Common Stock        Atlantis Plastics, Inc.:         1,980 Shares (100%)
                         ($0.10 par value)

Extrusion Masters, Inc.  1,000 Shares Common Stock          Pierce Plastics, Inc.:           100 Shares (100%)
                         (no par value)

Atlantis Plastics        Unlimited Number of Common Shares  Atlantis Plastics, Inc.:         1,000 Shares (100%)
Foreign Sales, Inc.

                                  SCHEDULE 5.6
                                       TO
                                CREDIT AGREEMENT

                              Intellectual Property

1.    Trademarks

      -     See Exhibit A attached hereto.

2.    Patents

      -     See Exhibit B attached hereto.

3.    Copyrights

      - TX3595523, New Ply-J flexible channel, owned by Pierce Plastics, Inc., registered July 7, 1993.

4.    Licenses

      - Licenses granted pursuant to Settlement Agreement between Mobil Oil Corporation and Linear Films, Inc., effective as of February 21, 1992 (U.S. Patent Nos. 4, 399, 180; 4, 418, 114; 4,436,788).
            (Approx. percentage of Borrowers' inventory affected: 0%)

      - License Agreement, effective as of February 21, 1992, between Mobil Oil Corporation and Linear Films, Inc. (U.S. Patent No. 4,518,654). (Approx. percentage of Borrowers' inventory affected: 0%)

      - "Blue Totes" License Agreement, dated as of May 22, 2001, between Delphi Technologies, Inc. and Atlantis Plastics, Inc. ). (Approx. percentage of Borrowers' inventory affected: 0%)

      - License Agreement, effective as of July 1, 2001, between CertainTeed Corporation and Atlantis Building Products, a division of Atlantis Plastics Injection Molding, Inc. ). (Approx. percentage of APIMI's inventory affected: <1%)

5.    Infringement Claims

      - Infringement claims by Mobil Oil Corporation against Linear Films, Inc. were settled pursuant to The Settlement Agreement between Mobil Oil Corporation and Linear Films, Inc., effective as of February 21, 1992.

      - Patent infringement claim: Pliant Corporation v. MSC Marketing & Technology, Inc. d/b/a/ Sigma Stretch Film, and Atlantis Plastics, Inc.; United States District Court, Northern District of Illinois Eastern Division; Case No. 04 C 3509; filed on May 19, 2004. The lawsuit asserts the infringement of U.S. Patent No. 5,531,393 for

            STRETCHED FILM. Atlantis Plastics, Inc. filed its answer to the plaintiff's complaint, denied infringement of the patent, and asserted various counterclaims. The case is in initial discovery phase. Atlantis Plastics, Inc. is vigorously defending the claim and believes the claim has no merit. Atlantis Plastics, Inc. believes that an adverse outcome will not materially affect the company.

                                    EXHIBIT A

                                    TRADEMARK

-  Name of Trademark       -                  -                                                               -
   -----------------
-                          -      Owner       -  Country  No.   -  Registration No.  -  Registration Date     -  Class
                              --------------     ------------      ----------------     -----------------        -----
-  A and Design            -  Atlantis        -  United States  -  1,872,481         -  01/10/95, Renewal     -   17
                              Plastics, Inc.                                            01/10/05
                                                                                     -  Not yet renewed.
                                                                                        Grace period expires
                                                                                        7/10/05
-  Cedarway                -  Atlantis        -  United States  -  2,595,463         -  07/16/02              -   19
                              Plastics, Inc.
-  Ply-J                   -  Atlantis        -  United States  -  2,152,268         -  04/21/98, Renewal     -   17
                              Plastics, Inc.                                            04/21/08
-  Atlantis Plastics Logo  -  Atlantis        -  United States  -  2,536,083         -  02/05/02, Renewal     -   17, 40
                              Plastics, Inc.                                            02/05/12
-                          -  Atlantis        -  Austria        -  164988            -  07/03/96, Renewal     -   16 & 17
                              Plastics, Inc.                                            07/31/06
-                          -  Atlantis        -  Benelux        -  585960            -  01/12/96, Renewal     -   16 & 17
                              Plastics, Inc.                                            01/12/06
-                          -  Atlantis        -  Denmark        -  6276/1996         -  11/08/06              -   16
                              Plastics, Inc.
-                          -  Atlantis        -  Finland        -  203793            -  12/31/96, Renewal     -   16
                              Plastics, Inc.                                            12/31/06
-                          -  Atlantis        -  France         -  96605545          -  01/12/96, Renewal     -   16 & 17
                              Plastics, Inc.                                            01/11/06
-                          -  Atlantis        -  Germany        -  39602870          -  08/30/96, Renewal     -   16 & 17
                              Plastics, Inc.                                            01/31/06
-                          -  Atlantis        -  Great Britain  -  2052080           -  01/17/96, Renewal     -   16 & 17
                              Plastics, Inc.                                            01/17/06
-                          -  Atlantis        -  Greece         -  128361            -  06/17/98, Renewal     -   16 & 17
                              Plastics, Inc.                                            02/16/06
-                          -  Atlantis        -  Italy          -  755349            -  08/25/98, Renewal     -   16 & 17
                              Plastics, Inc.                                            01/29/06
-                          -  Atlantis        -  Sweden         -  316673            -  09/06/96, Renewal     -   16 & 17
                              Plastics, Inc.                                            09/06/06
-  Four Seasons Logo       -  Atlantis        -  Austria        -  163670            -  04/17/96, Renewal     -   16 & 17
                              Plastics, Inc.                                            04/30/06
-                          -  Atlantis        -  Benelux        -  589227            -  01/16/96, Renewal     -   16 & 17
                              Plastics, Inc.                                            01/16/06
-                          -  Atlantis        -  Denmark        -  77/1997           -  01/17/97, Renewal     -   16 & 17
                              Plastics, Inc.                                            01/17/07
-                          -  Atlantis        -  Finland        -  204973            -  03/14/97, Renewal     -   16
                              Plastics, Inc.                                            03/14/07
-                          -  Atlantis        -  France         -  96606179          -  01/17/96, Renewal     -   16 & 17
                              Plastics, Inc.                                            01/16/06
-                          -  Atlantis        -  Germany        -  39602871          -  06/18/96, Renewal     -   17
                              Plastics, Inc.                                            01/31/06
-                          -  Atlantis        -  Greece         -  127997            -  11/17/98, Renewal     -   17
                              Plastics, Inc.                                            01/19/06
-                          -  Atlantis        -  Italy          -  755371            -  08/25/98, Renewal     -   16 & 17
                              Plastics, Inc.                                            01/30/06

-  Name of Trademark       -                    -                                                               -
   -----------------
-                          -       Owner        -  Country  No.   -  Registration No.  -  Registration Date     -  Class
                              ----------------  ----------------     ----------------     --------------------   ------------
-  Pro-Label               -  Atlantis Plastic  -  United States  -  1,859,167         -  10/18/94, Renewal     -  17
                              Films, Inc.                                                 10/18/04
                                                                                       -  Not yet renewed.
                                                                                          Grace period expires
                                                                                          04/18/05
-  Sta-Dri                 -  Atlantis Plastic  -  United States  -  2,313,280         -  02/01/00,             -  20, 24, 25
                              Films, Inc.                                                 Renewal 02/01/10
                                                                                       -  (a Section 8
                                                                                          declaration is due
                                                                                          02/01/06)
-                          -                    -                 -                    -                        -
-  Pending Applications    -                    -                 -                    -                        -

-
-  Kwikcut                 -  Atlantis          -  United States  -  Application No.   -  Filing Date:          -  19
                              Plastics, Inc.                         78/463,648           08/06/04
-  Kwikcut                 -  Atlantis          -  Canada         -  Application No.   -  Filing Date:          -  19
                              Plastics, Inc.                         1,245,540            01/27/05
-  Atlantis Plastics       -  Atlantis          -  United States  -  U.S. Serial No.   -  Filing Date:          -  17
   Linear Stretch Films       Plastics, Inc.                         78/429,685           06/03/04
                                                                                          (Pending, the
                                                                                          subject of an
                                                                                          Office Action with a
                                                                                          deadline of
                                                                                          07/19/05)
-  LINEAR                  -  Atlantis          -  United States  -  U.S. Serial No.   -  Filing Date:          -  17
                              Plastics, Inc.                         78/429,650           06/03/04
                                                                                          (Pending, the
                                                                                          subject of an
                                                                                          Office Action with a
                                                                                          deadline of
                                                                                          07/07/05)

                                   EXHIBIT B
                                    PATENTS

-                                -    Patent/Serial     -  Filing/Registration   -                      -
-  Name of Patent                -       Number         -         Date           -   Status             -      Owner
  --------------                         ------                   ----               ------                    -----
-  Flexible Drip Rail            -    5,918,426         -          01/21/98      -    Issued 07/06/99   -  Atlantis Plastics,
                                                                                                           Inc.

-  Window Molding Extrusion      -     D407,831         -          03/26/97      -    Issued 04/06/99   -  Atlantis Plastics,
                                                                                                           Inc.

-  Brick Molding having an       -    6,050,037         -          01/21/98      -    Issued 04/18/00   -  Atlantis Plastics,
   Integral Hinge and a                                                                                    Inc.
   Concealed Mounting Surface

-  Deformable Label              -    5,302,431         -          01/06/92      -    Issued 04/12/94   -  Atlantis Plastic
                                                                                                           Films, Inc
                                                                                                           (National Poly
                                                                                                           Products, Inc.)

-  Apparatus for Controlled      -    4,600,163         -          12/10/82      -    Issued 07/15/86   -  Atlantis Plastic
   Manual Unrolling of rolled                                                                              Films, Inc.
   flexible Material                                                                                       (Linear Films, Inc.)

-  Injection Molded Exterior     -    6,336,303                    05/07/99           Issued 01/08/02      Atlantis Plastics,
   Siding Panel with                                                                                       Inc.
   Positioning Relief and
   Method of Installation

-  Injection Molded Exterior     -    Application No.   -          03/22/00      -    Issued 06/01/04   -  Atlantis Plastics,
   Siding Panel with                  2,302,598                                      Granted (Canada)      Inc.
   Positioning Relief and
   Method of Installation
   (Canada)

-  Siding Panels for Wall        -   10/285,232         -          10/31/02      -            Pending   -  Atlantis Plastics,
   Coverings                                                                                               Inc.

-  Corner Trim Piece for         -   10/852,993         -          05/25/04      -            Pending   -  Atlantis Plastics,
   Siding                                                                                                  Inc.

-  Battery Tray                  -    6,521,371         -          11/28/00      -            2/18/03   -  Atlantis Plastics,
                                                                                                           Inc.

                                  SCHEDULE 5.7
                                       TO
                                CREDIT AGREEMENT

                            Investigations and Audits

                                      None

                                  SCHEDULE 5.8
                                       TO
                                CREDIT AGREEMENT

                                Employee Matters

Collective bargaining agreements:

      None.

Petitions for certification or union election:

      None.

Strikes, work stoppages, or other employee grievances other than those in the ordinary course of business not reasonably expected to have Material Adverse
Effect:

      None.

Violations of wage and hours requirements:

      None.

Employment contracts:

1. Executive Employment Agreement, dated as of December 31, 2002, by and between Atlantis Plastics, Inc. and Anthony F. Bova.

2. Change in Control Agreement (Severance Agreement), dated as of December 31, 2002, by and between Atlantis Plastics, Inc. and Anthony F. Bova.

3. Executive Employment Agreement, dated as of October 7, 2002, by and between Atlantis Plastics Injection Molding, Inc. and Mr. Paul Hamman.

4. Executive Employment Agreement, dated as of October 7, 2002, by and between Atlantis Plastics Injection Molding, Inc. and Mr. Paul Spadafore.

5. Employment Letter, dated October 21, 2003, by Atlantis Plastics, Inc., with respect to Bud Philbrook.

6. Employment Letter, dated November 29, 2000, by Atlantis Plastics, Inc., and accepted by Paul G. Saari.

7. Change in Control Agreement (Severance Agreement), dated as of August 2, 1999, by and between Atlantis Plastics, Inc. and John A. Geary.

8. Employment Letter, dated March 2, 2000, by Atlantis Plastics, Inc. and accepted by Robert Henson.

9. Employment Letter, dated March 5, 2001, by Atlantis Plastics, Inc., and accepted by Keith Boehringer.

10. Employment Letter, dated September 10, 2002, by Atlantis Plastics, Inc., and accepted by Suzanne G. Smith.

11. Change in Control Agreement (Severance Agreement), dated August 2, 1999, by and between Atlantis Plastics, Inc. and John H. Graham.

                                  SCHEDULE 5.10
                                       TO
                                CREDIT AGREEMENT

                                   Litigation

Outstanding Judgments:

      None.

Pending or Threatened Litigation:

      None.

                                  SCHEDULE 5.11
                                       TO
                                CREDIT AGREEMENT

                                 Use of Proceeds

                                     SOURCES

    SOURCE                                     AMOUNT
----------------                             --------------
   Revolver                                               -
   Term Debt - B                             120,000,000.00
                                             --------------
TOTAL SOURCES OF FUNDS                       120,000,000.00
                                             --------------

                                                           USE OF PROCEEDS
                                                           ---------------
       PURPOSE                                           WIRING INSTRUCTIONS                   AMOUNT
--------------------------   ----------------     ------------------------------------     -------------
Repay GE Revolver            Bank Name:           Bankers Trust Company                    12,995,079.74     Principal

                             City, State:         New York, NY                                 41,858.00     Interest
                                                                                           -------------
                             ABA #:               021001033                                                  Total Wire
                                                                                           13,036,937.74
                             Account Name:        GECC/CAF Depository

                             Account Number:      50232854
                                                  GE Capital re Atlantis Plastics CFN
                             Reference:           4975

Cash Collateralize GE LC's   Bank Name:           Bankers Trust Company                    1,652,700.00

                             City, State:         New York, NY

                             ABA #:               021001033

                             Account Name:        GECC/CAF Depository

                             Account Number:      50232854
                                                  GE Capital re Atlantis Plastics CFN
                             Reference:           4975

Repay GE Term A              Bank Name:           Bankers Trust Company                    24,310,047.47     Principal

                             City, State:         New York, NY                                104,899.62     Interest
                                                                                           -------------
                             ABA #:               021001033                                                  Total Wire
                                                                                           24,414,947.09
                             Account Name:        GECC/CAF Depository

                             Account Number:      50232854
                                                  GE Capital re Atlantis Plastics CFN
                             Reference:           4975

Repay GE Term B              Bank Name:           Bankers Trust Company                    46,277,558.94     Principal

                             City, State:         New York, NY                                190,276.36     Interest
                                                                                           -------------
                             ABA #:               021001033                                                  Total Wire
                                                                                           46,467,835.30
                             Account Name:        GECC/CAF Depository

                             Account Number:      50232854
                                                  GE Capital re Atlantis Plastics CFN
                             Reference:           4975

Trivest Management Fee       Bank Name:           Northern Trust Bank of Florida, NA       750,000.00

                             City, State:         Miami, FL

                             ABA #:               066009650

                             Account Name:        Trivest Partners, LP

                             Account Number:      1010049898

Commonwealth Land Title      Bank Name:           LaSalle Bank, N.A.                       53,538.71

    Insurance Company(1)     City, State:         Chicago, IL

                             ABA #:               071000505

                             Account Name:        Commonwealth Land Title Insurance Co.

                             Account Number:      2132785

                             Reference:           Escrow No. 05-034931
                                                  Atlantis Plastics - Merrill Lynch
                                                         Capital Ref

                                  SCHEDULE 5.11

                                       TO

                                CREDIT AGREEMENT
                                 USE OF PROCEEDS

         PURPOSE                                           WIRING INSTRUCTIONS                    AMOUNT
----------------------------   ---------------    --------------------------------------      --------------
Merrill Lynch Admin Fee        Bank Name:         LaSalle Bank, NA
                                                                                                  75,000.00
                               City, State:       Chicago, IL

                               ABA #:             071000505

                               Account Name:      MLBFS-Corporate Finance

                               Account Number:    5800393182

                               Reference:         Atlantis Plastics, Inc.

Merrill Lynch Commitment Fee   Bank Name:         LaSalle Bank, NA                              2,900,000.00

                               City, State:       Chicago, IL

                               ABA #:             071000505

                               Account Name:      MLBFS-Corporate Finance

                               Account Number:    5800393182

                               Reference:         Atlantis Plastics, Inc.

Greenberg, Traurig
 Legal Fees(1)                 Bank Name:         Wachovia Bank                                   140,000.00

                               City, State:       Miami, FL

                               ABA #:             063000021

                               Account Name:      Greenberg Traurig Depository Account

                               Account Number:    2000014648663

                               Reference:         API/2005 Special Project #08959.020400

Goldberg, Kohn Legal Fees(1)   Bank Name:         LaSalle Bank, N.A.                              215,000.00

                               City, State:       Chicago, IL

                               ABA #:             071000505

                               Account Name:      Goldberg, Kohn, Bell, Black,

                                                  Rosenbloom & Moritz, Ltd.

                               Account Number:    58-00-264-839

                               Reference:         Merrill/Atlantis 5125.093

Lockton Insurance Fees         Bank Name:         Comerica Bank - Texas                             3,137.06

                               City, State:       Houston, TX

                               ABA #:             111000753

                               Account Name:      Lockton Insurance Agency of Houston, Inc.

                               Account Number:    1880753270

                               Reference:         Lockton Companies of Houston, Inc.

Stites & Harbison              Bank Name:         National City Bank                                4,503.40

                               City, State:       Louisville, KY

                               ABA #:             083000056

                               Account Name:      Stites & Harbison

                               Account Number:    72844009

                               Reference:         AT041-000AT, Inv. 437963

Merrill Lynch Ancillary Fees   Bank Name:         LaSalle Bank, NA                                 23,267.13

                               City, State:       Chicago, IL

                               ABA #:             071000505

                               Account Name:      MLBFS-Corporate Finance

                               Account Number:    5800393182

                               Reference:         Atlantis Plastics, Inc.

Remainder Funds to
Company(2)                     Bank Name:         Bank of America, NA                          30,263,133.57

                               City, State:       Atlanta, Georgia

                               ABA #:             026009593

                               Account Name:      Atlantis Plastics Films

                               Account Number:    000090171942

TOTAL USES OF FUNDS                                                                           120,000,000.00
                                                                                              --------------

(1) Does not include all expenses.

(2) $103,197,787.50 due as a special dividend, and $4,350,820.00 due as cash payment to option holders in early April.

                                  SCHEDULE 5.12
                                       TO
                                CREDIT AGREEMENT

                                   Real Estate

I     REAL PROPERTY OWNED BY CREDIT PARTIES

         Owner                    Facility Name              Address of Owned Property
         -----                    -------------              -------------------------
Atlantis Plastics        Jackson Injection Molded Plant     74 Bonwood Drive
Injection Molding, Inc.                                     Jackson, TN 38301

Atlantis Plastics        Ft. Smith Injection Molded Plant   428 South "U" Street
Injection Molding, Inc.                                     Fort Smith, AR 72901

Atlantis Plastics        Henderson Injection Molded Plant   390 Community Drive
Injection Molding, Inc.                                     Henderson, KY 42420

Atlantis Plastic         Nicholasville Stretch Films Plant  101 Etter Drive
Films, Inc.                                                 Nicholasville, KY 40356

Atlantis Plastic         Tulsa/Sapulpa Stretch Films Plant  6940 West 76th Street South
Films, Inc.                                                 Tulsa, OK 74131

Atlantis Plastic         Mankato Custom Films Plant         2111 Third Avenue
Films, Inc.                                                 Mankato, MN 56001

Atlantis Plastics        Warren Injection Molded Plant      1512 Phoenix Road NE
Injection Molding, Inc.                                     Warren, OH 44483

Pierce Plastics, Inc.    Elkhart Profile Extrusion Plant    57500 County Road 3 South
                                                            Elkhart, IN 46517

II    REAL PROPERTY LEASED BY CREDIT PARTIES

          Lessee                     Facility Name             Address of Leased Property
          ------                     -------------             --------------------------
Atlantis Plastic Films, Inc.  Corporate Headquarters            1870 The Exchange,
                                                                Suite 200
                                                                Atlanta, GA 30339

Atlantis Plastic Films, Inc.  Fontana, CA Stretch Plant-2240    13170 Marlay Avenue
                                                                Fontana, CA 92337

Atlantis Plastic Films, Inc.  Cartersville, GA Stretch Plant    434 Industrial Park Road
                                                                Cartersville, GA 30121

          Lessee                     Facility Name             Address of Leased Property
          ------                     -------------             --------------------------
Atlantis Plastics Injection   LaVergne, TN Extrusion Plant      166 Jefferson Pike
Molding, Inc.                                                   LaVergne, TN 37086

Atlantis Plastic Films, Inc.  Mankato, MN Institutional Plant   1970 Excel Drive
                                                                Mankato, MN 56001

Atlantis Plastics Injection   Alamo, Texas Facility             105 North Tower Road
Molding, Inc.                                                   Alamo, TX 78516

Extrusion Masters, Inc.       Extrusion Masters, Elkhart, IN    1121 Herman Street
                                                                Elkhart, IN 46516

Extrusion Masters, Inc.       LaVanture Extrusion               2965 LaVanture Place
                                                                Elkhart, IN 46514

Extrusion Masters, Inc.       LaVanture Molded                  4811 Eastland Drive
                                                                Elkhart, IN 46516

Extrusion Masters, Inc.       LaVanture Distribution            2900 Dexter Drive
                                                                Elkhart, IN 46514

III REAL PROPERTY, PURCHASE OPTIONS, RIGHTS OF FIRST REFUSAL AND SIMILAR CONTRACTUAL RIGHTS

      Credit Party/Real Property               Description of Contractual Right
      --------------------------               --------------------------------

Atlantis Plastic Films, Inc. (Lessee)      Lessee has right of first refusal to lease any
vacant
Corporate Headquarters                     space on second floor of leased premises.
1870 The Exchange, Suite 200               Lessee has option to renew lease.
Atlanta, GA 30339

Atlantis Plastic Films, Inc. (Lessee)      Lessee has option to extend lease term.
Fontana, CA Stretch Plant-2240             Lessor has option to assume ownership of Lessee's
13170 Marlay Avenue
Fontana, CA 92337                          alterations and utility installations on leased
                                           premises.
                                           Lessee's option to purchase
                                           the building in which
                                           leased premises located or
                                           extend option to purchase
                                           are expired.

Atlantis Plastic Films, Inc. (Lessee)      Lessee's option to purchase has expired.
Cartersville, GA Stretch Plant             Lessee has option to request expansion of leased
434 Industrial Park Road                   premises.
Cartersville, GA 30121

Atlantis Plastics Injection Molding, Inc.  Lessee has option to renew lease.
(Lessee)
LaVergne, TN Extrusion Plant
166 Jefferson Pike
LaVergne, TN 37086

Atlantis Plastic Films, Inc. (Lessee)      Lessee has option to renew lease and option to
Mankato, MN Institutional Plant            purchase.
1970 Excel Drive
Mankato, MN 56001

Atlantis Plastics Injection Molding, Inc.  Lessee has option to renew lease.
(Lessee)                                   Lessee has option to purchase and right of first
Alamo, Texas Facility                      refusal.
105 North Tower Road
Alamo, TX 78516

Extrusion Masters, Inc. (Lessee)           Lessee has option to
extend lease term.
1121 Herman Street                         Lessee has right of first refusal to purchase
Elkhart IN 46516                           property.

Extrusion Masters, Inc. (Lessee)           Lessee has the option to renew lease term.
2965 LaVanture Place                       Lessee has option to purchase.
Elkhart, IN 46514

   Credit Party/Real Property             Description of Contractual Right
   --------------------------             --------------------------------
Extrusion Masters, Inc. (Lessee)    Lessee has right to terminate month-to-month
4811 Eastland Drive                 lease upon not less than 60 days prior written
Elkhart, IN 46516                   notice.

Extrusion Masters, Inc. (Lessee)    Lessee has right to terminate month-to-month
2900 Dexter Drive                   lease upon not less than 60 days prior written
Elkhart, IN 46514                   notice after the completion of expansion space at
                                    2965 LaVanture Place, Elkhart, IN.

                                  SCHEDULE 5.13
                                       TO
                                CREDIT AGREEMENT

                              Environmental Matters

Hazardous Material Contamination:

      None.

Unlawful Releases of Hazardous Material:

      None.

Violations of Environmental Laws:

      None.

Violations relating to Environmental Permits:

      None.

Environmental Liabilities:

      None.

Environmental Litigation:

      None.

CERCLA:

      None.

Environmental reports, reviews and audits not provided under Section 5.13(a):

      None.

                                  SCHEDULE 5.14
                                       TO
                                CREDIT AGREEMENT

                                   ERISA Plans

- Atlantis Plastics, Inc. maintains a 401 (k) Plan for all Subsidiaries through Wachovia Retirement Services. Wachovia is the administrator and the Trustee.

                                  SCHEDULE 5.16
                                       To
                                CREDIT AGREEMENT

                        Deposit and Disbursement Accounts

-  Financial Institution       -  Account Name      -  Account #          -  Purpose
------------------------       ---------------      ------------          ----------
-  Bank of America           -  Atlantis Plastic  -  00-90171942       -  Master Account
-  3350 Riverwood Parkway       Films, Inc.
-  Atlanta, GA 30339
-  (770) 850-5495

-  Bank of America           -  Atlantis Plastic  -  0007-07363802(1)  -  Manual Checking
-  3350 Riverwood Parkway       Films, Inc.                               Account
-  Atlanta, GA 30339
-  (770) 850-5495

-  Bank of oklahoma          -  Atlantis Plastic  -  810-00-59652      -  Misc operating
-  P.o. Box 2300                Films, Inc.                               Acc-unt
-  Tulsa, oK 74192-0001
-  (918) 588-6431

-  PNC Bank, National Assn   -  Atlantis Plastic  -  3-000-07-5102(2)  -  Misc operating
-  PNC Plaza                    Films, Inc.                               Account (In
-  200 West Vine Street                                                   process of
-  Lexington, KY 40508                                                    closing. Will
-  (859) 281-0419                                                         within 30 days
                                                                          of the Closing
                                                                          Date.)

-  Bank of America           -  Atlantis Plastic  -  0244-30-3320      -  Misc operating
-  3350 Riverwood Parkway       Films, Inc.                               Account (in
-  (Fontana Branch #0244)                                                 process of
-  Atlanta, GA 30339                                                      closing. Will
-  (770) 850-5495                                                         close within
                                                                          30 days of the
                                                                          Closing Date.)

-----------------------------
(1) Zero Balance Accounts

(2) Account will either (a) maintain less than $20,000 balance or (b) will be closed within 30 days of the Closing Date.

-  Financial Institution      -  Account Name       -  Account #            -  Purpose
------------------------      ---------------       ------------            ----------
-  Bank of America           -  Pierce Plastics,  -  0032-624490121    -  operating Account
-  3350 Riverwood Parkway       Inc.
-  Atlanta, GA 30339
-  (770) 850-5495

-  Bank of America           -  Atlantis          -  0032-62450978     -  Henderson
-  3350 Riverwood Parkway       Plastics                                  Lockbox
-  Atlanta, GA 30339            Injection                                 Acct
-  (770) 850-5495               Molding,
                                Inc.

-  Bank of America           -  Atlantis          -  0032-624509601    -  Master Account
-  3350 Riverwood Parkway       Plastics
-  Atlanta, GA 30339            Injection
-  (770) 850-5495               Molding,
                                Inc.

-  Bank of America           -  Atlantis          -  0032-998084531    -  Henderson AP
-  3350 Riverwood Parkway       Plastics                                  Account
-  Atlanta, GA 30339            Injection
-  (770) 850-5495               Molding,
                                Inc.

-  Bank of America           -  Atlantis          -  0032-998084201    -  Jackson AP
-  3350 Riverwood Parkway       Plastics                                  Account
-  Atlanta, GA 30339            Injection
-  (770) 850o5495               Molding,
                                Inc.

-  Bank of America           -  Atlantis          -  0032-998084381    -  Warren AP
-  3350 Riverwood Parkway       Plastics                                  Account
-  Atlanta, GA 30339            Injection
-  (770) 850o5495               Molding,
                                Inc.

-  Bank of America           -  Atlantis          -  0032-998084461    -  Ft. Smith AP
-  3350 Riverwood Parkway       Plastics                                  Account
-  Atlanta, GA 30339            Injection
                                Molding, Inc.

-  Financial Institution      -  Account Name        -  Account #            -  Purpose
------------------------      ---------------        ------------            ----------
-  (770) 850o5495

-  Bank of America           -  Atlantis          -  0032-7-503-5881     -  Injection
-  3350 Riverwood Parkway       Plastics                                    Lockbox
-  Atlanta, GA 30339            Injection                                   Acct
-  (770) 850o5495               Molding,
                                Inc.

-  Bank of America           -  Atlantis          -  0032-9805913(1)     -  Films AP Account
-  3350 Riverwood Parkway       Plastics                                    (in
-  Atlanta, GA 30339            Films, Inc.                                 process of
-  (770) 850o5495                                                                 closing)

-  Bank of America           -  Atlantis          -  0032-984071(1)      -  Films AP Account
-  3350 Riverwood Parkway       Plastics                                    (replacing
-  Atlanta, GA 30339            Films, Inc.                                 0032-9805913)
-  (770) 850-5495

-  Bank of America           -  Atlantis          -  070-711-4381(1)     -  Films Lockbox
-  3350 Riverwood Parkway       Plastics                                    Account
-  Atlanta, GA 30339            Films, Inc.
-  (770) 850-5495

-  Bank of Montreal          -  Atlantis Plastic  -  1037-891            -  Canadian
-  Markham and Ellesmere        Films, Inc.                                 operating Acct
-  2100 Ellesmere Road
-  Scarborough, ont. M1H3B7
-  (416) 438-9479

                                  SCHEDULE 5.17
                                       To
                                CREDIT AGREEMENT

                         Agreements and other Documents

I     SUPPLY AND PURCHASE AGREEMENTS

1. Strategic Alliance Agreement, effective as of January 1, 2004, by and between Maytag Corporation and Atlantis Plastics Injection Molding.

2. Standard Contract of Sale, dated as of February 5, 2002, by and between ExxonMobil Chemical Company and Atlantis Plastics, Inc.

3. Contract for Sale of Polymers, dated as of April 2, 2003, by and between Atlantis Plastics, Inc. and Equistar Chemicals, LP, for the period January 1, 2003 to December 31, 2005.

4. Purchase Agreement, dated as of November 26, 2001, by and between Polyone Corporation and Atlantis Plastics (for purchase of compounds).

5. Purchase Agreement, dated as of August 8, 2001, by and between Sonoco Products Company and Atlantis Plastics.

6. Sales Contract, effective as of January 1, 2003, by and between The Dow Chemical Company and Atlantis Plastics, Inc., as amended by a letter agreement, executed on June 17, 2002.

7. Supply Agreement, dated as of April 23, 2004, by and between Atlantis Plastics, Inc. and Clopay Building Products Company, Inc.

8. Supply Agreement, dated as of January 1, 2005, by and between Whirlpool Corporation and Atlantis Plastics, Inc.

9. Management Agreement, effective as of March 1, 2004, by and between CTS Special Services, L.L.C., a Georgia limited liability company, Atlantis Plastics, Inc., Atlantis Molded Plastics, Inc., and Atlantis Films, Inc. (for Transportation Management Services).

II    EQUIPMENT LEASES

      See attached equipment lease summary. These leases are entered into pursuant to the Master Lease Agreement, dated october 9, 2002, by and between General Electric Capital Corporation and Atlantis Plastics Injection Molding, Inc.

III   LICENSES AND PERMITS

1. Seller's Permit issued by the California State Board of Equalization to Atlantis Plastic Films, Inc. on December 15, 2000.

2. Business Certificate issued by the City of Fontana to Atlantis Plastics, Inc., expiring on october 31, 2005.

3. Business Registration issued by the City of Fort Smith Arkansas to Atlantis Plastics Inc. on March 31, 2005.

4. Business License issued by the City of Henderson, Kentucky to Atlantis Plastics, Inc., expiring on April 30, 2005.

5. State of Tennessee NPDES Permit for Storm Water Discharges Associated with Industrial Activity, Tracking No. TNR054483, issued by the Tennessee Department of Environment and Conservation, Division of Water Pollution Control, effective February 1, 2002 through December 31, 200, for the facility located in LaVergne, Rutherford County.

6. State of Tennessee NPDES Permit for Storm Water Discharges Associated with Industrial Activity, Tracking No. TNR051349, issued by the Tennessee Department of Environment and Conservation, Division of Water Pollution Control, effective February 1, 2002 through December 31, 2006, for the facility located in Jackson, Madison County.

7. General KPDES Permit for Storm Water Source Discharges, Permit No. KYR00, issued by the Kentucky Department for Environmental Protection, effective as of october 1, 2002, expiring on September 30, 2007.

8. General Industrial Storm Water Permit, Permit Tracking No. ARR00A734, issued by the Arkansas Department of Environmental Quality, for the facility located in Fort Smith, Arkansas.

IV    INSTRUMENTS AND DoCUMENTS oF INDEBTEDNESS oR GUARANTEED INDEBTEDNESS

      None.

V INSTRUMENTS AND AGREEMENTS EVIDENCING ISSUANCE OF EQUITY SECURITIES, WARRANTS, RIGHTS OR OPTIONS TO PURCHASE EQUITY SECURITIES.

      2001 Stock Award Plan

      865,000 shares available for grant. No options are outstanding.

                                  SCHEDULE 5.18
                                       TO
                                CREDIT AGREEMENT

                                    Insurance

IRI and Arch                    Commercial     11/01/04-  Coverage - 1st $25,000,000 shared with
                                Property       11/01/05   IRI (West Port), 60/40, respectively
                                                          $25,000,000-$100,000,000 with Arch
                                                          Deductible -$100,000

CNA Insurance                   Boiler &       11/01/04-  Coverage - $100,000,000
Company                         Machinery      11/01/05   Deductible - $10,000

Chubb Insurance                 Commercia      l3/01/04-  Coverage - $1,500,000
Company                         Crime           3/01/05   Deductible - $25,000

Chubb Insurance                 Commercial      3/01/04-  Coverage - $2,000,000
Company                         Fiduciary       3/01/05   Deductible - $1,000

Liberty Mutual                  Commercial      3/01/04-  Coverage - $1,000,000 per occurrence
Group                           General         3/01/05   $2,000,000 aggregate
                                Liability                 Deductible - $0

Liberty Mutual                  Commercial*     3/01/04-  Coverage - $1,000,000
Group                           Automobile      3/01/05   Deductible - $1,000 Deductible
                                                          Physical Damage $1,000 comprehensive or
                                                          collision

ACE USA                         Foreign        11/01/04-  Coverage - $1,000,000
                                Package        11/01/05   Deductible - $0

Liberty Mutual Group            Umbrella        3/01/04-  Coverage - $50,000,000 (Liberty $15MM
And Fireman's Fund                              3/01/05   Fireman's Fund $35MM)
                                                          Deductible - Underlying Limits

Liberty Mutual Group            Workers   3/01/04-        Coverage - $2,500,000 aggregate (Statutory)
                                Compensation    3/01/05   Deductible - $250,000

XL Specialty                    Aviation       11/01/04-  Coverage - $10,000,000
                                               11/01/05   Deductible - $0

Federal Insurance               Executive and  11/01/04-  Coverage - $5,000,000 per claim
Company                         Entity         11/1/05
                                Securities

--------
* There are three separate commercial automobile policies: (1) Texas; (2) Virginia; and (3) all other states. Each policy has the same term, coverage, and deductible.

                                  Schedule 2.1
                                     Page 1

Federal Insurance               Employment     11/1/04-   Coverage - $2,000,000 per claim
                                Practices      11/1/05

                                 Attachment 3.6
                                     Page 2